Exhibit 10.28

Versión de firma

Contrato de Fideicomiso Irrevocable de Administración y Garantía Número F/00087 (el “Contrato”), de fecha once de agosto de 2004 que celebran:

(a)  Grupo TMM, S.A. (la “Compañía”), representada en este acto por el Sr. Javier Segovia Serrano y Horacio Reyes Guzmán;

(b)  Las sociedades mercantiles listadas en el Anexo “A” del presente Contrato, representadas en este acto por las personas señaladas en el propio Anexo “A” (conjuntamente referidas en adelante como las “Subsidiarias Aportantes”, y conjuntamente con la Compañía los “Fideicomitentes” o los “Fideicomisarios en Segundo Lugar”, según sea el caso);

(c)  The Bank of New York, una institución financiera constituida de conformidad con las leyes del Estado de Nueva York, Estados Unidos de Norteamérica, actuando en su carácter de fiduciario (trustee) bajo el Indenture (según dicho término se define más adelante), y como Fideicomisario en Primer Lugar en este acto, para el beneficio de las Partes Garantizadas (indistintamente, el “Agente de las Garantías” o el “Fideicomisario en Primer Lugar”), representado en este Contrato a través de su representante legal, la señorita Paulina Trueba Almada y

(d)  Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria, como fiduciario (el “Fiduciario”), una institución de banca múltiple debidamente constituida de conformidad con las leyes de México, representada en este acto por su Delegado Fiduciario, el señor Héctor Loyo Urreta.

ANTECEDENTES

1.-                                  La Compañía realizó la emisión de Pagarés Senior Garantizados con vencimiento en 2007 por un monto total de EUA $508,703,356 (quinientos ocho millones setecientos tres mil trescientos cincuenta y seis Dólares, moneda de los Estados Unidos de América (“Dólares”) (los “Pagarés”), mismos que están regulados por un Indenture celebrado en esta misma fecha por la Compañía, las Subsidiarias Aportantes, TMM Holdings, S.A. de C.V., y por el Fideicomisario en Primer Lugar (el “Indenture”) (una copia de la traducción al español del Indenture se adjunta a este Contrato como Anexo “B”), y las Subsidiarias Aportantes han otorgado una garantía por todas las obligaciones de la Compañía derivadas de los Pagarés, el Indenture y los Documentos de la Garantía.

2.-                                  De conformidad con los términos del Indenture, los Fideicomitentes tienen la obligación de ceder y transmitir los derechos a su favor, en y derivados del Patrimonio del Fideicomiso (como dicho término que se define más adelante) a favor del Agente de las Garantías para el beneficio de las Partes Garantizadas para garantizar el cumplimiento de las obligaciones de la Compañía y de las Subsidiarias Aportantes bajo los Pagarés, el Indenture, las Garantías y los Documentos de la Garantía (las “Obligaciones Garantizadas”).

3.-                                  Los términos utilizados con mayúscula inicial en el texto de este Contrato que no se definan de otra forma, tendrán el significado que se les otorga en el Indenture.

DECLARACIONES

I.                                        La Compañía y cada una de las Subsidiarias Aportantes, a través de su respectivo representante legal, conjunta e individualmente declara al resto de las partes en el presente Contrato que:

(a)                                 Es una persona moral debidamente constituida y existente de conformidad con las leyes de los Estados Unidos Mexicanos, excepto por TMG Overseas, S.A. que es una persona moral debidamente constituida y existente de conformidad con las leyes de Panamá.

(b)                                Su representante cuenta con las facultades necesarias para la celebración del presente Contrato, mismas que a la fecha no le han sido revocadas, modificadas, ni limitadas en forma alguna, tal como lo acredita con la copia certificada de la escritura pública que contiene sus facultades, y que se agrega al presente Contrato como parte integrante del mismo como Anexo “C”.

(c)                                 (i) Es la única y legítima propietaria de las Acciones que se describen en el Anexo “A” del presente Contrato, en las proporciones y porcentajes que se señalan en dicho Anexo (las “Acciones Aportadas”), (ii) dichas Acciones Aportadas: (1) son de su propiedad y se encuentran libres de todo gravamen, garantía, limitación de dominio o derecho de terceros, distintos a las restricciones que se describen en el Anexo “A” del presente Contrato (las “Restricciones Existentes sobre las Acciones Aportadas”); y (2) se encuentran totalmente pagadas y liberadas, (iii) las Acciones Aportadas conjuntamente con las Acciones Retenidas representan el 100% (cien por ciento) del capital social en circulación de la Compañía Emisora de que se trate, y (iv) los títulos de las Acciones Aportadas que entrega en términos del presente Contrato demuestran la titularidad sobre dichas Acciones Aportadas. Con excepción de las Acciones Aportadas o de las acciones que se describen en el Anexo “A” del presente Contrato, no es propietaria de otras Acciones o partes sociales en cualquier otra entidad.

(d)                                (i) Es el único y legítimo propietario de los Bienes Inmuebles, que según se describe en el Anexo “A” del presente Contrato le corresponden y que mediante convenios separados se aportarán al Patrimonio del Fideicomiso de tiempo en tiempo como se describe en dicho Anexo “A” (los “Bienes Inmuebles Aportados”), (ii) dichos Bienes Inmuebles Aportados se encuentran libres de todo gravamen, garantía, carga, afectación, limitación de dominio, o derechos de terceros distintos a los que se señalan en el Anexo “A” de este Contrato y se afectarán al Patrimonio del Fideicomiso como se contempla en dicho Anexo “A” en iguales circunstancias (las “Restricciones Existentes sobre los Bienes Inmuebles Aportados”, y conjuntamente con las Restricciones Existentes sobre las Acciones Aportadas las “Restricciones Existentes”), y (iii) que fuera de los Bienes Inmuebles Aportados, no es propietario, de manera conjunta con los demás Fideicomitentes, de Bien Inmueble alguno con valor aproximado de mercado en conjunto superior a EUA $500,000 (quinientos mil Dólares).

(e)                                 La celebración, firma y entrega de este Contrato, así como el cumplimiento de las obligaciones que del mismo se derivan y el otorgamiento de las garantías bajo este Contrato, no contravienen, ni originan un incumplimiento de o conflicto con: (i) sus estatutos sociales, (ii) cualquier ley, reglamento, decreto, resolución judicial o autorización (incluyendo licencias, permisos o concesiones) que le sea aplicable, o (iii) con cualquier restricción contractual que le sea obligatoria o que le afecte o a cualquiera de sus activos y/o derechos excepto por las Restricciones Existentes, y no originará o requerirá la constitución de algún gravamen, garantía, carga, afectación, limitación de dominio, derechos de terceros sobre o respecto de ninguno de sus activos, distintos de los gravámenes otorgados bajo este Contrato bajo el Patrimonio del Fideicomiso.

(f)                                   (i) Cuenta con las facultades y poderes necesarios para celebrar este Contrato; (ii) ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y (iii) no requiere obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para (a) celebrar este Contrato, (b) transmitir el Patrimonio del Fideicomiso al Fiduciario, y (c) cumplir con las obligaciones bajo el presente Contrato, en el entendido de que la inscripción del presente Contrato en los registros públicos correspondientes convertirá a este Contrato en exigible y oponible frente a terceros, considerando que por lo que respecta a la ejecución de las Acciones Aportadas por el Fiduciario en los términos descritos en el presente Contrato, dicha venta pudiera requerir el cumplimiento con las Restricciones Existentes y autorización de y/o la notificación a la Comisión Nacional de Inversiones Extranjeras y/o la Comisión Federal de Competencia.

(g)                                Este Contrato constituye una obligación legal, válida y obligatoria respecto de cada una de las partes, y exigible en su contra de conformidad con sus términos, a menos que dicha exigibilidad pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes ahora o en el futuro, y que afecten los derechos de acreedores en general.

(h)                                La transmisión de propiedad del Patrimonio del Fideicomiso al Fiduciario para los propósitos señalados en el presente Contrato, se perfecciona simultáneamente, y por lo que respecta a los Bienes Inmuebles Aportados, se perfeccionara, en los términos aquí pactados, y constituye una transmisión válida del Patrimonio del Fideicomiso al Fiduciario para los propósitos señalados en el presente Contrato, en beneficio de las Partes Garantizadas.

(i)                                    En este acto reconoce, acepta y se obliga a que, para todo lo relacionado con o derivado de este Contrato, (i) el Fideicomisario en Primer Lugar actúa exclusivamente como Agente de las Garantías para el beneficio de las Partes Garantizadas, y no adquiere obligación directa o personal, explícita o implícita, alguna, y (ii) el Fideicomisario en Primer Lugar cuenta con la capacidad y facultades necesarias para actuar como Agente de las Garantías, en nombre y en representación de las Partes Garantizadas.

(j)                                    Celebra este Contrato a efecto de garantizar el cumplimiento de las Obligaciones Garantizadas.

(k)                                 No existe acción o proceso legal pendiente ni, los Fideicomitentes tienen conocimiento de amenaza alguna de que se interponga cualquiera de los anteriores en su contra, ante cualquier dependencia, entidad, tribunal, panel arbitral, que pudiere afectar en forma adversa la legalidad o validez de este Contrato o la legalidad o validez del fideicomiso en este acto constituido.

(l)                                    No existen deudas pendientes, o cualquier tipo de obligaciones fiscales o laborales que pudieran constituir un gravamen con preferencia en el pago sobre el Fideicomiso por lo que respecta al Patrimonio del Fideicomiso, salvo las descritas en la Relación “1” del presente.

II.                                    El Fideicomisario en Primer Lugar, por conducto de su representante legal, declara al resto de las partes del presente Contrato que:

(a)                                 Es una entidad bancaria legalmente constituida de conformidad con las leyes del Estado de Nueva York, Estados Unidos de América.

(b)                                Su representante cuenta con las facultades necesarias para celebrar el presente Contrato y obligarlo como Fideicomisario en Primer Lugar en términos del mismo.

(c)                                 Cuenta con facultades y poderes necesarios y suficientes para celebrar este Contrato, ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y no necesita obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para celebrar este Contrato y cumplir con las obligaciones a su cargo en virtud del mismo.

(d)                                Actúa en beneficio de las Partes Garantizadas, en términos del Indenture.

(e)                                 Este Contrato constituye una obligación legal, válida, y exigible en su contra, de conformidad con sus términos, salvo que dicha ejecución pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes o que en el futuro sean vigentes, y que afecten los derechos de acreedores en general.

III.                                El Fiduciario, a través de su representante legal, declara al resto de las partes del presente Contrato que:

(a)                                 Es una institución de banca múltiple válidamente constituida de conformidad con las leyes de México.

(b)                               Su representante cuenta con las facultades necesarias para celebrar el presente Contrato (inclusive para actos de dominio) en representación del Fiduciario, mismas que no han sido revocadas o limitadas en forma alguna.

(c)                                Cuenta con facultades y poderes necesarios y suficientes para celebrar este Contrato, ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y no necesita obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para celebrar este Contrato y cumplir con las obligaciones a su cargo en virtud del mismo.

(d)                               Este Contrato constituye una obligación legal, válida, y exigible en su contra, de conformidad con sus términos, salvo que dicha ejecución pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes o que en el futuro sean vigentes, que afecten los derechos de acreedores en general.

(e)                                Acepta actuar como fiduciario bajo este Contrato, con base en las declaraciones que cada uno de los Fideicomitentes ha hecho respecto de la validez del Indenture así como de la propiedad, posesión, identificación, administración y uso del Patrimonio del Fideicomiso.

(f)                                  En este acto recibe de la Compañía y del Fideicomisario en Primer Lugar, copias simples o certificadas, debidamente firmadas del Indenture, así como de los Anexos del presente Contrato.

EN TESTIMONIO DE LO CUAL, las partes en este acto convienen de conformidad con las siguientes:

CLÁUSULAS

PRIMERA.-  Definiciones. Los siguientes términos tendrán los siguientes significados:

“Acciones” significa cualesquier acción o parte social de cualquier compañía o entidad.

“Acciones Adicionales” significa cualesquiera Acciones adquiridas o de cualquier otra forma recibidas por cualquiera de los Fideicomitentes con posterioridad a la Fecha de Cierre.

“Acciones Aportadas” tendrá el significado que se le otorga en la Declaración I (c) de este Contrato.

“Acciones Retenidas” significa una (1) Acción de cada Compañía Emisora, retenida por los Fideicomitentes, como se describe en el Anexo “A” de este Contrato.

“Agente de las Garantías” tendrá el significado que se le otorga en el inciso (c) del preámbulo este Contrato.

“Avalúo de la Ejecución” tendrá el significado que se le otorga en la Cláusula Décima Primera (d) de este Contrato.

“Avalúo de los Bienes Inmuebles” tendrá el significado que se le otorga en la Cláusula Décima Primera (d) (2) de este Contrato.

“Aviso de Incumplimiento” tendrá el significado que se le otorga en la Cláusula Octava (a) de este Contrato.

“Aviso de Subsanación” tendrá el significado que se le otorga en la Cláusula Novena (d) de este Contrato.

“Banco de Inversión” tendrá el significado que se le otorga en la Cláusula Décima Primera (d) (1) de este Contrato.

“Bienes Designados del Fideicomiso” tendrá el significado que se le otorga en la Cláusula Décima Primera (a) (i) de este Contrato.

“Bienes Inmuebles” significa cualquier bien inmueble así como su equipamiento, materiales, instalaciones y demás activos adheridos, incorporados, o unido de manera fija con cualquiera de aquellos, así como todo derecho real que le corresponda.

“Bienes Inmuebles Adicionales” significa cualquier Bien Inmueble adquirido o de cualquier otra forma recibido por cualquiera de los Fideicomitentes con posterioridad a la Fecha de Cierre.

“Bienes Inmuebles Aportados” tendrá el significado que se le otorga en la Declaración I (d) de este Contrato.

“Caso de Incumplimiento” tendrá el significado que se le otorga en la Cláusula Octava (a) de este Contrato.

“Comité Consultivo” significa el comité cuyos miembros serán designados y reemplazados de conformidad con el Anexo “D” del presente Contrato, y que contará con las facultades y deberes establecidos en dicho anexo.

“Compañía” tendrá el significado que se le otorga en el inciso (a) del preámbulo este Contrato.

“Compañías Emisoras” significa cualesquiera y cada una de las compañías que emiten las Acciones Aportadas.

“Compañías Retenedoras” significa el legítimo propietario de las Acciones Retenidas, como se describe en el Anexo “A” de este Contrato.

“Consultor” tendrá el significado que se le atribuye en la Cláusula Décima Primera (a) (v) de este Contrato.

“Contrato” significa este Contrato de Fideicomiso Irrevocable de Administración y Garantía, según sea modificado, o complementado de tiempo en tiempo, con base en sus propios términos.

“Convenio de Aportación Fiduciaria” Es un documento celebrado ante Notario Público mediante el cual se aportarán de tiempo en tiempo los Bienes Inmuebles Aportados y los Bienes Inmuebles Adicionales al Patrimonio del Fideicomiso de acuerdo con los términos del presente Contrato.

“Cuenta de Ingresos en Dólares” significa la cuenta en Dólares denominada “Cuenta de Ingresos en Dólares” que establecerá el Fiduciario, a su nombre, con J.P. Morgan Chase Bank, New York Branch de conformidad con los términos de la Cláusula Séptima de este Contrato.

“Cuenta de Ingresos en Pesos” significa la cuenta en Pesos denominada “Cuenta de Ingresos en Pesos” que establecerá el Fiduciario, a su nombre con J.P. Morgan Chase Bank, de conformidad con los términos de la Cláusula Séptima de este Contrato.

“Día Hábil” significa el día del año en el que los bancos no requieran o estén autorizados para cerrar en la ciudad de Nueva York, Estados Unidos de América y en la ciudad de México, Distrito Federal, México.

“Dólares” tendrá el significado que se atribuye a dicho término en el Antecedente 1 de este Contrato.

“Fecha de Cierre” significa la fecha de firma del presente Contrato.

“Fecha de la Solicitud de Ejecución” tendrá el significado que se le otorga en la Cláusula Décima Primera (a) (i) de este Contrato.

“Fideicomisarios” tendrá el significado que se atribuye a dicho término en el inciso (b) del preámbulo de este Contrato.

“Fideicomisario en Primer Lugar” tendrá el significado que se le otorga en el inciso (c) del preámbulo de este Contrato.

“Fideicomisarios en Segundo Lugar” tendrá el significado que se atribuye a dicho término en el inciso (b) del preámbulo de este Contrato.

“Fideicomitentes” tendrá el significado que se atribuye a dicho término en el inciso (b) del preámbulo de este Contrato

“Fideicomiso” tendrá el significado que se atribuye a dicho término en la Cláusula Segunda (a) de este Contrato.

“Fiduciario” significa la institución de crédito que se designa en el inciso (d) del preámbulo de este Contrato, y cualquier fiduciario sucesor o sustituto que se designe de conformidad con este Contrato.

“Indenture” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Ingresos en Dólares” significará todos y cualesquier ingresos y cantidades en Dólares que sean recibidas por cualesquiera de los Fideicomitentes o por el Fiduciario por (i) cualquier Recurso de Flujo en Efectivo de Disposición de Activos y Disposición Calificada (Net Cash Proceeds of Asset Disposition and Qualifying Disposition) del Patrimonio del Fideicomiso, (ii) Recursos en Efectivo de IVA (VAT Cash Proceeds) (iii) dividendos y distribuciones en relación con las Acciones Aportadas recibidas de conformidad con la Cláusula Novena (c) (3) del presente, y (iv) cualquier recurso generado por las Acciones Aportadas, o cualquier recurso generado de una venta, intercambio, retiro, amortización, redención, ejecución y cualquier otro tipo de disposición de las Acciones Aportadas que tengan lugar en términos del Indenture y del presente Contrato.

“Ingresos en Pesos” significará todos y cualesquier ingresos y cantidades en Pesos y que sean recibidas por cualesquiera de los Fideicomitentes o por el Fiduciario por (i) cualquier Recurso de Flujo en Efectivo de Disposición de Activos y Disposición Calificada (Net Cash Proceeds of Asset Disposition and Qualifying Disposition) del Patrimonio del Fideicomiso, (ii) Recursos en Efectivo de IVA (VAT Cash Proceeds) (iii) dividendos o distribuciones en relación con las Acciones Aportadas recibidas de conformidad con la Cláusula Novena (c) (3) del presente, y (iv) cualquier recurso generado por las Acciones Aportadas, o cualquier recurso generado de una venta, intercambio, retiro, amortización, redención, ejecución y cualquier otro tipo de disposición de las Acciones Aportadas que tengan lugar en términos del Indenture y del presente Contrato.

“Inversiones Permitidas” significa (a) respecto de (A) las cantidades denominadas en dólares de los Estados Unidos de América que se encuentren depositadas en la Cuenta de Ingresos en Dólares, precisamente los instrumentos denominados en dicha moneda que se señalan en el inciso (b) siguiente, y (B) las cantidades denominadas en Pesos, que se encuentren depositadas en la Cuenta de Ingresos en Pesos, precisamente los instrumentos denominados en dicha moneda que se señalan en el inciso (c) siguiente.

(b)                                Para efectos del inciso (a) anterior, los instrumentos denominados en dólares de los Estados Unidos de América en los que el Fiduciario deberá invertir son los siguientes: Certificados de la Tesorería de los Estados Unidos de América (Treasury Certificates) a plazo máximo de 90 días o, indistintamente, depósitos “overnight” en pasivos a cargo o garantizados por J.P. Morgan Chase Bank, en ambos casos a través de la Cuenta de Ingresos en Dólares.

(c)                                 Para efectos del inciso (a) anterior, los instrumentos denominados en pesos, Moneda Nacional, en los que el Fiduciario deberá invertir son los siguientes: valores a cargo o garantizados por el Gobierno Federal de los Estados Unidos Mexicanos a plazo máximo de 90 días, en directo o mediante la celebración de operaciones de reporto o, en su defecto, en instrumentos de deuda emitidos por instituciones de crédito mexicanas con una calificación crediticia de “AAA” (o su equivalente en la escala doméstica) otorgada por Standard & Poor’s México, S.A. de C.V. o por Fitch México, S.A. de C.V., mediante la celebración de operaciones de reporto, en ambos casos a través de la Cuenta de Ingresos en Pesos.

“LGTOC” significa la Ley General de Títulos y Operaciones de Crédito.

“Lineamientos de Votación” significa las directrices y principios contenidos en el Anexo “D” de este Contrato, mismas que constituirán las instrucciones principales bajo las cuales el Fiduciario deberá votar las Acciones Aportadas, así como las Acciones Retenidas sobre las cuales tenga derecho de votar en términos de este Contrato.

“México” significa los Estados Unidos Mexicanos.

“Obligaciones Garantizadas” tendrá el significado que se atribuye a dicho término en el Antecedente 2 de este Contrato.

“Pagarés” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Partes Garantizadas” tendrá el significado que se atribuye al término Tenedores (Holders) en el Indenture.

“Patrimonio del Fideicomiso” significa todos y cada uno de los activos propiedad del Fiduciario en cualquier momento, en términos de la Cláusula Quinta de este Contrato.

“Personas Indemnizadas” tendrá el significado que se le otorga en la Cláusula Décima Quinta de este Contrato.

“Peso” significa la moneda de curso legal en México.

“Propuesto Adquirente” tendrá el significado que se le atribuye en la Cláusula Décima Segunda.

“Representante Autorizado” significa el representante legal de cualesquiera de los Fideicomitentes, que cuente con las facultades necesarias para actuar en su nombre y representación con poderes generales para actos de dominio.

“Restricciones Existentes” tendrá el significado que se le otorga en la Declaración I (d) de este Contrato.

“Restricciones Existentes sobre las Acciones Aportadas” tendrá el significado que se le otorga en la Declaración I (c) de este Contrato.

“Restricciones Existentes sobre los Bienes Inmuebles Aportados” tendrá el significado que se le otorga en la Declaración I (d) de este Contrato.

“Solicitud de Ejecución” tendrá el significado que se le otorga en la Cláusula Décima (a) (i) de este Contrato y podrá ser otorgada por el Fideicomisario en Primer Lugar, sólo de conformidad con los supuestos del Indenture que regulan el “Aviso de Venta”; para efectos de las secciones 6.03 y 15.04 del Indenture, la Solicitud de Ejecución se considerará un “Aviso de Venta” de conformidad con el propio Indenture; en el entendido que el Fiduciario no estará obligado a determinar si la Solicitud de Ejecución fue entregada de conformidad con el Master Trust Agreement o el Indenture, según sea el caso

“Subsidiarias Aportantes” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“Subsidiarias Futuras” significa cualquier persona moral que se transforme directa o indirectamente en Subsidiaria de cualesquiera de los Fideicomitentes o de cualesquiera Subsidiaria Futura, con posterioridad a la Fecha de Cierre. Únicamente para efectos de esta definición, “Subsidiaria” tendrá el significado que se le otorga en el Indenture.

“Valuador de Bienes Inmuebles” tendrá el significado que se le otorga en la Cláusula Décima Primera (d) (2) de este Contrato.

Los términos con mayúscula inicial definidos y utilizados en este Contrato aplicarán igualmente en singular y en plural según son definidos. Cuando el contexto así lo requiera, cualquier pronombre deberá incluir el correspondiente masculino o femenino o forma neutra. Todas las referencias que se hagan en este Contrato a Cláusulas, incisos, párrafos y anexos, deberá entenderse hecha respecto de sus Cláusulas, inciso, párrafos y anexos, salvo que del contexto pueda inferirse otra cosa.  Todos y cada uno de los Anexos que se adjuntan a este Contrato forman parte integral del mismo. Las palabras “incluyendo” “incluye” e “incluir” se considerará son seguidas de la frase “sin limitación”, salvo que otra cosa se disponga.

SEGUNDA.-  Constitución del Fideicomiso. (a) Cada uno de los Fideicomitentes en este acto constituyen este Fideicomiso Irrevocable de Administración y Garantía (en lo sucesivo, el “Fideicomiso”) con el Fiduciario, mediante la transmisión al Fiduciario, para los efectos señalados en este Contrato, la propiedad de sus respectivas: (i) Acciones Aportadas, y (ii) Bienes Inmuebles Aportados que de tiempo en tiempo se afecten al Patrimonio del Fideicomiso mediante la celebración de un Convenio de Aportación Fiduciaria.

(b)  El Fiduciario en este acto acepta su designación como fiduciario y recibe el Patrimonio del Fideicomiso. Mediante la celebración de este Contrato el Fiduciario acusa recibo de los bienes y derechos que a la fecha constituyen el Patrimonio del Fideicomiso, según se describen en el párrafo (a) de esta Cláusula Segunda.

(c)  A efecto de perfeccionar la transmisión al Fiduciario de las Acciones Aportadas cada uno de, los Fideicomitentes en este acto entregan al Fiduciario (i) los títulos representativos del capital social que representan las Acciones Aportadas, debidamente endosadas en propiedad en favor del Fiduciario, (ii) un certificado emitido por el Secretario del Consejo de Administración de todas y cada una de las Compañías Emisoras, en el cual se certifica que la transmisión de las respectivas Acciones Aportadas ha sido debidamente registrada en el libro de registro de accionistas de cada una de las Compañías Emisoras, y (iii) una copia del asiento realizado en el libro de registro de acciones o su equivalente, de la Compañía Emisora correspondiente, con respecto a la transmisión de las Acciones Aportadas al Fiduciario, debidamente firmada por el Secretario del Consejo de Administración de la Compañía Emisora de que se trate.

(d)  A efecto de perfeccionar la transmisión de los Bienes Inmuebles Aportados, cada uno de los Fideicomitentes y el Fiduciario celebrarán un Convenio de Aportación Fiduciaria respecto de uno o varios Bienes Inmuebles Aportados como se describen en el Anexo “A” del presente. En cada caso, como se describe en el Anexo “A” del presente, cada uno de los Fideicomitentes: (i) en este acto se obliga a presentar al Fiduciario el aviso preventivo respecto de cada uno de los Registros Públicos de la Propiedad correspondientes a cada Bien Inmueble Aportado, (ii) deberá presentar para su inscripción en el Registro Público de la Propiedad que corresponda, este Contrato o el Convenio de Aportación Fiduciaria en el que conste la transmisión del Bien Inmueble Aportado al Fiduciario, y (iii) deberá obtener la inscripción final en el Registro Público de la Propiedad que corresponda sobre el Bien Inmueble Aportado a favor del Fiduciario entregándole a este último el primer testimonio de dicho instrumento donde conste dicha inscripción. Una vez que el Bien Inmueble Aportado sea cedido o transmitido al Fiduciario en los términos descritos en este párrafo (d), dicho bien formará parte del Patrimonio del Fideicomiso y quedará sujeto a lo establecido en este Contrato.

TERCERA.- Partes de este Contrato. (a) Las partes de este Contrato son las siguientes:

Fideicomitentes:	La Compañía y las Subsidiarias Aportantes, como Fideicomitentes en relación a sus respectivas aportaciones a este Fideicomiso.

Fiduciario:	Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria.

Fideicomisario
en Primer Lugar:	The Bank of New York, en su carácter de Agente de Garantías (Collateral Agent), para el beneficio de las Partes Garantizadas.

Fideicomisarios
en Segundo Lugar:	La Compañía y las Subsidiarias Aportantes en relación a sus respectivas aportaciones a este Fideicomiso, una vez totalmente satisfechas las Obligaciones Garantizadas.

(b)  La designación del Fideicomisario en Primer Lugar y de los Fideicomisarios en Segundo Lugar bajo este Contrato surtirán efectos a partir de la Fecha de Cierre.

(c)  Las partes en este acto reconocen y aceptan que cualquier Subsidiaria Futura se convertirá en Subsidiaria Aportante y Fideicomitente bajo el presente Contrato y, al efecto, cualesquier Subsidiaria Futura deberá ceder y transferir al Fiduciario, y cada uno de los Fideicomitentes deberá motivar dicha cesión y transmisión, sus correspondientes (i) Acciones en cualesquiera entidad, y (ii) Bienes Inmuebles, en términos de este Contrato.  Una vez aportados, dichos activos y/o derechos serán Acciones Aportadas o Bienes Inmuebles Aportados, según sea el caso, en términos del presente Contrato.

CUARTA.-  Obligaciones y Objeto del Fideicomiso. El objeto del Fideicomiso que se constituye en este acto es garantizar el cumplimiento de las Obligaciones Garantizadas con el Patrimonio del Fideicomiso, en los términos en que le instruya el Fideicomisario en Primer Lugar de conformidad con los términos del Indenture, así como administrar el Patrimonio del Fideicomiso en los términos de este Contrato.

QUINTA.-  Patrimonio del Fideicomiso. El Patrimonio del Fideicomiso incluirá lo siguiente:

(1)                                  las Acciones Aportadas;

(2)                                  los Bienes Inmuebles Aportados;

(3)                                  cualesquiera Acciones Adicionales, y Bienes Inmuebles Adicionales, transmitidos o cedidos al Fiduciario de conformidad con la Cláusula Tercera inciso (c), o Cláusula Sexta de este Contrato;

(4)                                  cualesquiera instrumento financiero adquirido con el Patrimonio del Fideicomiso y los productos que resulten del Patrimonio del Fideicomiso;

(5)                                  los productos, ingresos, rendimientos o ganancia de, cualquier activo en sustitución del, por cualquier razón, Patrimonio del Fideicomiso transmitido al Fiduciario, en términos de este Contrato;

(6)                                  cualesquier derechos pertenecientes al Patrimonio del Fideicomiso;

(7)                                  cualquier cantidad que el Fiduciario mantenga en depósito, en la Cuenta de Ingresos en Pesos y en la Cuenta de Ingresos en Dólares de vez en cuando, cualquier Inversión Permitida y los frutos que de ella se deriven; y

(8)                                  cualquier otro activo y derecho que, por cualquier razón o bajo cualquier circunstancia, pueda ser transmitido o cedido al Fiduciario con posterioridad a la Fecha de Cierre.

SEXTA.-  Aportación de Acciones Adicionales, y Bienes Inmuebles Adicionales. Cada uno de los Fideicomitentes acepta y se obliga a que durante la vigencia del presente Contrato y hasta en tanto las Obligaciones Garantizadas hayan sido pagadas en su totalidad , deberá:

(a) Ceder y transmitir al Fiduciario, de tiempo en tiempo, la propiedad de toda Acción Adicional (distintas a las Acciones Retenidas).  A efecto de perfeccionar la cesión y transmisión de las Acciones Adicionales al Fiduciario, cada uno de los Fideicomisarios deberá entregar al Fiduciario (con copia al Fideicomisario en Primer Lugar), (i) un certificado, según el formato que se adjunta como Anexo “E” de este Contrato, y (ii) tan pronto como sea posible, pero no después de diez (10) Días Hábiles contados a partir de su fecha de celebración y pago el contrato de cesión celebrado por un Representante Autorizado, junto con (A) los títulos representativos del capital social o documento equivalente que represente las Acciones Adicionales, debidamente endosadas en propiedad a favor del Fiduciario, (B) un certificado emitido por el Secretario del Consejo de Administración de todas y cada una de las Compañías Emisoras, en el cual se certifique que la transmisión de las Acciones Adicionales ha sido debidamente registrada en el libro de registro de accionistas de cada una de las Compañías Emisoras, y (c) una copia del asiento realizado en el libro de registro de acciones o su equivalente, de la Compañía Emisora correspondiente, con respecto a dicha transmisión de las Acciones Adicionales al Fiduciario, debidamente firmada por el Secretario del Consejo de Administración de la Compañía Emisora de que se trate.

(b)  Ceder y transmitir al Fiduciario, de tiempo en tiempo, cualquier Bien Inmueble Adicional. Para tales efectos, en el momento en el que cualquier Fideicomitente sea requerido para transmitir algún Bien Inmueble Adicional, deberá entregar al Fiduciario (con copia al Fideicomisario en Primer Lugar), (i) un certificado, según el formato que se adjunta como Anexo “E” de este Contrato, y (ii) el Convenio de Aportación Fiduciaria donde conste la transmisión, suscrito por un Representante Autorizado de conformidad con la legislación aplicable, en el entendido, de que dicho documento deberá ser firmado y entregado al Fiduciario no después de diez (10) Días Hábiles contados a partir de la fecha en la que se adquirió el Bien Inmueble Adicional. Una vez transmitido por cualquier Fideicomitente al Fiduciario cualquier Bien Inmueble Adicional en los términos descritos, dicho Fideicomitente deberá presentar este Contrato junto con el instrumento en donde conste la transmisión, en el Registro Público de la Propiedad de la localidad en donde se ubique el Bien Inmueble Adicional para su debida inscripción. El Fiduciario no será responsable del cumplimiento de las obligaciones que cualquier Fideicomitente adquiera en virtud de este párrafo (b). Una vez que el Bien Inmueble Adicional sea cedido o transmitido al Fiduciario en los términos descritos en este párrafo (b), dicho bien formará parte del Patrimonio del Fideicomiso y quedará sujeto a lo establecido en este Contrato.

Adicionalmente, cada Fideicomitente acepta y se obliga a que en la medida en la que cualquier, equipo, materiales, adhesiones y demás bienes muebles sean incorporados o adheridos a un Bien Inmueble Aportado o que por cualquier razón se conviertan en accesiones de, o se utilicen en relación con un Bien Inmueble Aportado, el Fiduciario a solicitud de cualquier Fideicomitente respectivo podrá otorgar los poderes necesarios para que dicho Fideicomitente gestione su incorporación, adhesión, accesión, o adquisición de conformidad con los términos de la ley aplicable a efecto de que los activos pasen a formar parte del Patrimonio del Fideicomiso.

(c)  En este acto, el Fideicomisario en Primer Lugar, renuncia incondicionalmente al derecho que le confiere el artículo 401 de la LGTOC para dar por vencidas anticipadamente las Obligaciones Garantizadas en caso de que el valor de mercado del Patrimonio del Fideicomiso disminuya de manera tal que no baste para cubrir el importe de las Obligaciones Garantizadas y como consecuencia para iniciar el procedimiento señalado en la Cláusula Décima Primera del presente Contrato.

SÉPTIMA.-  Cuenta de Ingresos en Dólares y Cuenta de Ingresos en Pesos.  (a) Dentro de los cinco (5) Días Hábiles siguientes a la fecha de este Contrato, el Fiduciario abrirá una Cuenta de Ingresos en Dólares y una Cuenta de Ingresos en Pesos. El Fiduciario mantendrá abiertas dichas cuentas durante la vigencia de este Contrato.

(b)  Depósitos a y Retiros de la Cuenta de Ingresos en Dólares y de la Cuenta de Ingresos en Pesos.  El Fiduciario depositará en la Cuenta de Ingresos en Dólares y en la Cuenta de Ingresos en Pesos cualquier Ingreso en Pesos o Ingreso en Dólares que reciba en virtud del presente Contrato (incluyendo el impuesto al valor agregado). Los saldos de la Cuenta de Ingresos en Dólares y de la Cuenta de Ingresos en Pesos formarán parte del Patrimonio del Fideicomiso.

Cada vez que el saldo de Cuenta de Ingresos en Pesos exceda el equivalente a $10 (diez) millones de Dólares, dicha cantidad deberá ser inmediatamente convertida a Dólares de conformidad con la Cláusula Vigésima Novena de este Contrato y el Fiduciario deberá transferir dicha cantidad a la Cuenta de Ingresos en Dólares.

(c) Inversiones.  El Fiduciario deberá invertir cualesquiera cantidades depositadas en la Cuenta de Ingresos en Pesos y en la Cuenta de Ingresos en Dólares únicamente en Inversiones Permitidas y depositará en la Cuenta de Ingresos en Pesos y en la Cuenta de Ingresos en Dólares respectivamente cualquier producto de dichas inversiones, junto con cualquier interés, cuando éstos sean recibidos.

OCTAVA.-  Acciones Retenidas. (a) Cada una de las Compañías Retenedoras (i) otorgará un poder especial irrevocable a favor del Fiduciario en términos de esta Cláusula, y (ii) en este acto autoriza la transmisión de sus Acciones Retenidas en caso de que el Agente de las Garantías entregue al Fiduciario un aviso por escrito (un “Aviso de Incumplimiento”) mediante el cual le notifique que un “Caso de Incumplimiento” bajo el Indenture (un “Caso de Incumplimiento”) ha ocurrido y persiste.

(b)  Para tales efectos, dentro del plazo de diez (10) Días Hábiles contados a partir de la Fecha de Cierre, cada una de las Compañías Retenedoras deberá otorgar al Fiduciario un poder irrevocable, en términos del formato que se adjunta a este Contrato como Anexo “F”, con la finalidad de que los delegados fiduciarios del Fiduciario, conjunta o individualmente, cuenten con las facultades y atribuciones necesarias para actuar en nombre de cada una de las Compañías Retenedoras, en caso de que el Agente de las Garantías entregue al Fiduciario un Aviso de Incumplimiento en el que instruya al Fiduciario a que ejerza los derechos que se le confieren bajo la presente Cláusula: (i) vote y reciba dividendos respecto de las Acciones Retenidas, y (ii) venda, ceda o de cualquier otra forma disponga de la Acción Retenida de cada uno de los Accionistas de Acciones Retenidas al adquirente de las Acciones Aportadas que resulte de la ejecución de las Acciones Retenidas de conformidad con este Contrato.

(c)  Cada una de las Compañías Retenedoras en este acto ratifican y confirman cualesquiera y todos los actos o hechos que los apoderados lleven a cabo o pretendan llevar a cabo en virtud de este poder a partir de la recepción por el Fiduciario de una Solicitud de Ejecución, siempre y cuando los mismos sean consistentes con los términos de este Contrato.

(d)  Ninguna de las Compañías Retenedoras cederá ni gravará las Acciones Retenidas hasta que este Fideicomiso se de por terminado de conformidad con la Cláusula Vigésima Primera, sin perjuicio de lo dispuesto en esta Cláusula Octava en relación con la ejecución en términos de la Cláusula Décima Primera de este Contrato.

NOVENA.- Acciones Aportadas. (a) En todo momento, salvo que el Fiduciario hubiera recibido del Agente de las Garantías un Aviso de Incumplimiento instruyendo al Fiduciario que revoque el poder a que se refiere este párrafo, el Fiduciario permitirá a cada uno de los Fideicomitentes ejercer, en nombre y representación del Fiduciario, todos y cada uno de los derechos de voto, corporativos y otros relacionados con las Acciones Aportadas, y los Fideicomitentes ejercerán dichos derechos de manera consistente con los términos de los Lineamientos de Votación. Para tales efectos, dentro del plazo de diez (10) Días Hábiles contados a partir de la Fecha de Cierre, el Fiduciario deberá otorgar a cada uno de los Fideicomitentes un poder especial revocable, en términos del formato que se adjunta a este Contrato como Anexo “G”. El Fiduciario no asumirá responsabilidad alguna por el ejercicio de las facultades conferidas en dicho poder revocable.

(b)  Durante la vigencia de este Contrato y salvo que el Fiduciario reciba del Agente de las Garantías un Aviso de Incumplimiento, cada uno de los Fideicomitentes tendrá permitido recibir directamente cualquier dividendo o producto pagado por, o pagos derivados de la compra, redención, o cualquier retiro o adquisición por el valor de, cualquier Acción Aportada, excepto por Recurso de Flujo en Efectivo de Disposición de Activos y Disposición Calificada (Net Cash Proceeds of Asset Disposition and Qualifying Disposition) del Patrimonio del Fideicomiso y Recursos en Efectivo de IVA (VAT Cash Proceeds) que deban pagarse bajo la Sección 5.18 del Indenture o bajo la Cláusula Séptima de este Contrato.

(c)  Sin prejuicio de las disposiciones de la Cláusula Décima Primera de este Contrato, en caso de que el Fiduciario reciba del Agente de las Garantías un Aviso de Incumplimiento instruyéndole que revoque el poder otorgado a cada uno de los Fideicomitentes, bajo el párrafo (a) anterior:

(1)                                El Fiduciario deberá, a más tardar el Día Hábil siguiente a la fecha en que reciba el Aviso de Incumplimiento, notificar a cada uno de los Fideicomitentes, por escrito, respecto del Aviso de Incumplimiento.

(2)                                El Fiduciario, inmediatamente después de recibir el aviso por escrito antes mencionado revocará el poder otorgado a cada uno de los Fideicomitentes de conformidad con el párrafo (a) anterior, y todos los derechos de voto, corporativos y demás derechos otorgados a cada uno de los Fideicomitentes respecto de la Acción Aportada de conformidad con el párrafo (a) anterior cesarán, y a partir de dicha fecha, el Fiduciario ejercerá todos los derechos de voto y demás derechos respecto de las Acciones Aportadas en términos de los Lineamientos de Votación. En ningún caso o supuesto la revocación de los poderes otorgados de conformidad con el párrafo (a) anterior podrá realizarse con posterioridad al segundo Día Hábil siguiente al día en el que el Fiduciario reciba el Aviso de Incumplimiento, sin perjuicio de que la notificación al mandatario pudiere realizarse con posterioridad a dicha fecha. En caso de que el Fiduciario (i) con base en los Lineamientos de Votación no tenga la seguridad o la convicción sobre el sentido en el que las Acciones Aportadas deban ser votadas respecto de asuntos específicos contenidos en la orden del día de las asambleas de accionistas que celebren las Compañías Emisoras, o (ii) requiera interpretar lo establecido en los Lineamientos de Votación, el Fiduciario podrá abstenerse de realizar cualquier acto de la votación de las Acciones Aportadas y solicitar por escrito la recomendación respectiva al Comité Consultivo a más tardar el segundo Día Hábil posterior a la fecha en que le haya sido notificado el orden del día de la asamblea de accionistas. El Comité Consultivo deberá emitir su recomendación a más tardar el tercer Día Hábil siguiente al día en el que el Fiduciario le presentó la consulta o en su caso el Día Hábil anterior a la fecha en que dicha asamblea de accionistas vaya a celebrarse.

El Fiduciario deberá cumplir en todo momento con el contenido de la recomendación específica emitida por el Comité Consultivo y sólo en el supuesto en que dicha recomendación específica sea evidentemente contraria a los fines del presente Contrato, el Fiduciario sin responsabilidad, podrá adoptar una decisión diferente con respecto a la manera de votar las Acciones Aportadas sin responsabilidad alguna y en dicho caso, estará facultado para: (i) considerar la recomendación específica del Agente de las Garantías y del propio Comité Consultivo; y (ii) contratar al asesor que estime necesario, cuyos honorarios y gastos serán cubiertos por los Fideicomitentes, para determinar la manera de ejercer sus derechos respecto de las Acciones Aportadas en las asambleas de accionistas, sin que por ello incurra en responsabilidad alguna por tal acto. En caso de que el Fiduciario decida votar las Acciones Aportadas en sentido contrario a la recomendación emitida por el Comité Consultivo, deberá proporcionar por escrito, un documento en el que explique suficientemente las razones que tuvo para votar las Acciones Aportadas en tal sentido.  Este documento deberá ser entregado al Agente de las Garantías, con copia al Comité Consultivo, a más tardar el tercer Día Hábil posterior a la fecha en la que tuvo lugar la asamblea de accionistas.

Las partes de este Contrato en este acto expresan su conocimiento y acuerdan que el Comité Consultivo, así como sus miembros, no serán responsables en forma alguna por lo que respecta a la recomendación a que se refiere este inciso (c), salvo que la responsabilidad se genere por su negligencia inexcusable, dolo o mala fe.

(3)                                A partir de la fecha del Aviso de Incumplimiento, (i) todos los dividendos o productos pagados en efectivo y que se deriven de las Acciones Aportadas; y (ii) cualquier ganancia derivada de las Acciones Aportadas, sea en efectivo o en especie, en títulos de crédito, y/o Acciones, así como todo producto que resulte de la venta, canje, retiro, amortización, redención, separación o cualquier otra disposición sobre las Acciones Aportadas, será recibida directamente por el Fiduciario e inmediatamente formará parte del Patrimonio del Fideicomiso para que forme parte de la garantía del pago total de las Obligaciones Garantizadas.

(4)                                Todo dividendo, producto o pago que reciba cualquiera de los Fideicomitentes en contravención a lo pactado en esta Cláusula Novena, será recibido por los Fideicomitentes en calidad de depositarios, y deberá ser entregado inmediatamente al Fiduciario por el Fideicomitente de que se trate, a efecto de incrementar el Patrimonio del Fideicomiso (i) cumpliendo en todo caso las formalidades establecidas en los artículos 388 y 389 de la LGTOC, (ii) directamente a la Cuenta de Ingresos en Pesos, si el pago es en Pesos, y (iii) directamente a la Cuenta de Ingresos en Dólares, si el pago es en Dólares. La entrega de dichos pagos al Fiduciario o el depósito a las referidas cuentas bancarias no deberá suceder con posterioridad al Día Hábil siguiente a la fecha en la que fueron recibidos por el Fideicomitente de que se trate.

(d)  Cuando el Fiduciario reciba del Agente de las Garantías un aviso por escrito en el sentido de que un Caso de Incumplimiento ha sido subsanado o perdonado (un “Aviso de Subsanación”), el Fiduciario deberá otorgar nuevos poderes a favor de los Fideicomitentes en los términos descritos en el párrafo (a) anterior; en el entendido de que el Fiduciario deberá realizar los mejores esfuerzos a efecto de otorgar los nuevos poderes dentro de los 2 (dos) Días Hábiles posteriores a la fecha de recepción del Aviso de Subsanación por el Agente de las Garantías; en el entendido de que bajo ninguna circunstancia dichos actos del Fiduciario podrán llevarse a cabo con posterioridad al segundo Día Hábil siguiente a aquél en el que el Fiduciario recibió el Aviso de Subsanación.

(e)  Todo ingreso en efectivo recibido y relacionado con el Patrimonio del Fideicomiso, sea por dividendos de, pagos por, o ganancias de, las Acciones Aportadas, o por cualquier otro motivo, formará parte, inmediatamente, del Patrimonio del Fideicomiso, salvo por lo pactado en este Contrato; en el entendido de que si bajo el Indenture, dicho efectivo debe ser aplicado por la Compañía para la redención de Pagarés, una oferta para comprar Pagarés o una Oferta en Exceso de los Recursos (Excess Proceeds Offer), el Fideicomisario en Primer Lugar deberá instruir por escrito al Fiduciario para que este libere dicho efectivo del Patrimonio del Fideicomiso y entregue el mismo como se establece en dichas instrucciones, en las que el Fideicomisario en Primer Lugar deberá certificar al Fiduciario que dicha transferencia y entrega no irá en contra de cualquier disposición del Indenture.

DÉCIMA.- Obligaciones de la Sociedad y del resto de los Fideicomitentes. Mientras cualquier Obligación Garantizada permanezca pendiente de pago y este Contrato se mantenga en vigor, cada uno de los Fideicomitentes deberá:

(1)                                En todo momento, y por su propia cuenta, defender los derechos que se deriven del Patrimonio del Fideicomiso contribuido por los Fideicomitentes contra cualesquiera reclamaciones o demandas de cualquier persona, siempre y cuando el Fiduciario le haya otorgado poderes y facultades suficientes para tal efecto, y salvo que el Agente de las Garantías o el Fiduciario hubieren girado instrucciones por escrito, en un sentido distinto, en cualquier momento posterior a la entrega de un Aviso de Incumplimiento. Para efecto de lo anterior el Fiduciario, dentro de los diez (10) Días Hábiles siguientes a la Fecha de Cierre deberá, otorgar un poder general revocable a cada Fideicomitente con facultades suficientes, incluyendo facultades generales para pleitos y cobranzas, y de sustitución, para permitir a cada Fideicomitente defender cualesquiera y todos los derechos derivados del Patrimonio del Fideicomiso, contra cualquier reclamación o demanda, en términos del formato que se adjunta a este Contrato como Anexo H. Cada uno de los Fideicomitentes en este acto convienen que en el supuesto de que las facultades que les sean otorgadas por el Fiduciario de conformidad con este inciso (1) fuesen insuficientes para la defensa del Patrimonio del Fideicomiso en los términos de esta Cláusula, la Compañía notificará inmediatamente dicha situación al Fiduciario (con copia para el Agente de las Garantías) a efecto de que el Fiduciario otorgue los poderes y facultades adicionales que al efecto resulten necesarios.

El Fiduciario y el Agente de las Garantías convienen (con cargo a los Fideicomisarios) en cooperar con cada Fideicomitente, mediante solicitud por escrito de cualquier Fideicomitente, en cualesquier proceso o procedimiento mencionado en el párrafo inmediato anterior, o en cualesquier otro que pudiere surgir en relación con la defensa del Patrimonio del Fideicomiso.

(2)                              Celebrar todos los Convenios de Aportación Fiduciaria que sean necesarios a efecto de perfeccionar la transmisión al Patrimonio del Fideicomiso de cualesquier Bienes Inmuebles Aportados de conformidad con el presente Contrato, así como ceder y transmitir cualquier Acción Adicional y/o Bien Inmueble Adicional al Fiduciario, en términos de la Cláusula Tercera inciso (c), y Cláusula Sexta de este Contrato.

(3)                              Realizar todos los actos que sean necesarios para que toda Subsidiaria Futura se convierta en Subsidiaria Aportante y Fideicomitente bajo este Contrato, y que cumpla con las obligaciones a su cargo.

(4)                              Entregar inmediatamente al Fiduciario, según lo pactado en la Cláusula Novena (c)(3) de este Contrato, todo pago que sea recibido por cualquier Fideicomitente en contravención a este Contrato y al Indenture.

(5)                                No vender, transmitir, ceder, intercambiar, gravar o en cualquier otra forma disponer o enajenar todo o parte del Patrimonio del Fideicomiso, salvo por lo pactado en este Contrato y en el Indenture.

(6)                                No constituir ni permitir que se constituyan gravámenes, garantías, cargas, limitaciones de dominio, o derechos de terceros sobre el Patrimonio del Fideicomiso distintos a los permitidos bajo este Contrato y al Indenture.

DÉCIMA PRIMERA.- Procedimiento de Ejecución. (a) Venta del Patrimonio del Fideicomiso. Sin perjuicio de los demás derechos del Agente de las Garantías conforme a este Contrato, incluyendo las Cláusulas Octava y Novena de este Contrato, en caso de que el Agente de las Garantías entregue al Fiduciario una Solicitud de Ejecución (como se define más adelante), e instruya al Fiduciario para que inicie los recursos procedentes conforme a esta Cláusula, entonces el Fiduciario actuará de conformidad con el siguiente procedimiento de ejecución, el cual ha sido convenido por las partes de este Contrato con base en el artículo 403 de la LGTOC:

(i)  si el Fiduciario recibe una solicitud de ejecución del Agente de las Garantías en términos de la solicitud de ejecución que se adjunta a este Contrato como Anexo “I” (en lo sucesivo, la “Solicitud de Ejecución” y, la fecha en que dicha solicitud sea entregada al Fiduciario, en lo sucesivo, la “Fecha de la Solicitud de Ejecución”) que contenga una descripción del Caso de Incumplimiento que ha tenido lugar, y como resultado del cual, el Agente de las Garantías solicita al Fiduciario la venta de todo o parte del Patrimonio del Fideicomiso, según sea indicado por el Agente de las Garantías en la Solicitud de Ejecución (en lo sucesivo, los “Bienes Designados del Fideicomiso”), a efecto de pagar las Obligaciones Garantizadas, el Fiduciario procederá a la venta del Patrimonio del Fideicomiso de conformidad con lo dispuesto más adelante;

(ii)  el Fiduciario dará aviso de la Solicitud de Ejecución (incluyendo una copia de la Solicitud de Ejecución) mediante mensajería especializada a la Compañía y a cada uno de los Fideicomitentes, a los domicilios y números de faxes que se señalan en este Contrato, dentro de los dos (2) Días Hábiles siguientes a la fecha en que el Fiduciario Reciba la Solicitud de Ejecución;

(iii)  la Compañía contará con cinco (5) Días Hábiles, contados a partir de la fecha en que reciba el aviso del Fiduciario al que se refiere el párrafo (ii) anterior, para entregar al Fiduciario evidencia de que el Caso de Incumplimiento señalado en la Solicitud de Ejecución ha sido subsanado, remediado o renunciado, o evidencia de novación, ampliación del plazo, o pago de todas las Obligaciones Garantizadas pendientes de pago y el Fiduciario deberá solicitar al Agente de las Garantías que otorgue una confirmación por escrito de que el Caso de Incumplimiento ha sido subsanado, remediado o renunciado, o que las Obligaciones Garantizadas han sido objeto de novación, ampliación del plazo, o pago;

(iv)  en caso de que (a) la Compañía no entregue la evidencia a que se refiere el párrafo (iii) anterior dentro del plazo señalado en dicho párrafo o (b) la Compañía entregue dicha evidencia y el Agente de las Garantías indique por escrito al Fiduciario que no está de acuerdo con dicha evidencia y que el Caso de Incumplimiento no ha sido subsanado, remediado o renunciado o que las Obligaciones Garantizadas no han sido objeto de novación, ampliación del plazo, o pago, el Fiduciario inmediatamente procederá a la venta de los Bienes Designados del Fideicomiso de conformidad con las instrucciones que reciba por escrito del Agente de las Garantías y según lo dispuesto por esta Cláusula;

(v)  el Agente de las Garantías podrá designar a un consultor independiente o a un banco de inversión (el “Consultor”) para que organice y coordine el procedimiento de subasta que se contempla en este Contrato y que prepare los documentos correspondientes; en el entendido de que el Agente de las Garantías podrá cambiar al Consultor (si lo hubiere designado) en cualquier momento, con o sin causa;

(vi)  considerando la naturaleza de los Bienes Designados del Fideicomiso, el Fiduciario, previo consentimiento por escrito por parte del Agente de las Garantías, puede designar y contratar un Banco de Inversión (mismo que podrá ser el Consultor o cualquier otro) y/o el Valuador de Bienes Inmuebles, según sea el caso. Una vez designado, el Banco de Inversión y/o el Valuador de Bienes Inmuebles, según sea el caso (a) deberá comenzar a preparar los Avalúos de Ejecución tan pronto como el Fideicomitente de que se trate le proporcione la información necesaria y en cuyo caso, el acceso a los Bienes Designados del Fideicomiso, y (b) deberá emitir los Avalúos de Ejecución tan pronto como éstos puedan ser elaborados de conformidad con lo anterior.

(vii)  la Compañía así como los Fideicomitentes, según sea el caso, en este acto se obligan a generar y a entregar oportunamente al Fiduciario así como a cualquier Consultor, Banco de Inversión y/o Valuador de Bienes Inmuebles que sea designado, la información (legal, financiera o cualquier otra) que sea razonablemente solicitada por escrito por cualquiera de los anteriores al Fiduciario, y que pudiera ser necesaria o conveniente para que un postor potencial pueda realizar una oferta informada; en el entendido que, el Consultor, el Banco de Inversión y/o el Valuador de Bienes Inmuebles (si son designados) pudieran obtener dicha información de otras fuentes. En todo caso, la información completa a que se refiere este párrafo deberá ser entregada por los Fideicomitentes no después del término de quince (15) días contados a partir de la entrega de la solicitud a que se refiere este párrafo.

(viii)  a solicitud por escrito del Consultor, Banco de Inversión y/o Valuador de Bienes Inmuebles (si se hubiere designado), el Fiduciario por sí o a través del Valuador de Bienes Inmuebles emitirá y/o publicará las convocatorias y avisos para los postores potenciales indicando el Avalúo de Ejecución de los Bienes Designados del Fideicomiso, sostendrá reuniones con dichos postores y realizará los actos que solicite el Agente de las Garantías o el Consultor, Banco de Inversión y/o Valuador de Bienes Inmuebles (si se hubiere designado), con relación a la presentación de propuestas; en el entendido de que no será necesario emitir convocatorias públicas con relación a cualesquiera procedimientos conforme a esta Cláusula y en el entendido, asimismo, que todos los avisos a los postores deberán expresamente señalar que el Fiduciario se reserva el derecho de suspender o cancelar el procedimiento de subasta en cualquier momento sin responsabilidad para el Fiduciario o cualquiera de las partes de este Contrato. Los gastos derivados de las acciones a que se refiere este párrafo serán con cargo al Patrimonio del Fideicomiso;

(ix)  el Consultor, Banco de Inversión y/o Valuador (si se hubiere designado), con la aprobación del Agente de las Garantías, identificará a los postores potenciales y realizará cualquier proceso de pre-calificación de postores potenciales (si así lo considera necesario el Agente de las Garantías) e informará al Fiduciario y al Agente de las Garantías de los resultados de los mismos;

(x)  los postores entregarán sus ofertas por escrito en un sobre cerrado al Fiduciario, en la fecha y hora señalada en el aviso correspondiente y, si así lo requiere el aviso correspondiente, junto con una carta de crédito de garantía (stand-by) emitida por una institución bancaria reconocida o un cheque certificado girado a la orden del Fiduciario, por la cantidad y en los términos que determine el Fiduciario (a solicitud del Agente de las Garantías o el Consultor, Banco de Inversión y/o Valuador, si se hubiere designado) a efecto de garantizar la seriedad de la oferta;

(xi)  el Fiduciario abrirá los sobres en presencia de los postores (salvo que elijan no estar presentes), y de un notario público, en la fecha y hora señalada para tales efectos;

(xii)  el Fiduciario designará como postor ganador al postor que presente la oferta que, con base en la determinación del Agente de las Garantías, ofrezca los mejores términos en cuanto a (pero no únicamente) precio, condiciones y aseguramientos para el pago total de las Obligaciones Garantizadas que estén insolutas hasta ese momento; en el entendido, de que dicha determinación por parte del Agente de las Garantías será considerada como definitiva e irrevocable para todos los efectos legales;

(xiii)  el postor ganador pagará al Fiduciario el precio ofrecido, y el Fiduciario transferirá los Bienes Designados del Fideicomiso al postor ganador una vez efectuado dicho pago, dentro de los quince (15) Días Hábiles siguientes a la designación del postor ganador (ante la solicitud del Consultor, Banco de Inversión y/o Valuador, si se hubiere designado, o del Agente de las Garantías);

(xiv)  en caso de que el postor ganador no pague el precio ofrecido dentro del plazo antes mencionado, la carta de crédito de garantía (stand-by) o cheque certificado que dicho postor ganador hubiere entregado, según sea el caso, será para el beneficio del Agente de las Garantías quien aplicará las cantidades que resulten de dichos instrumentos al pago de las Obligaciones Garantizadas, en términos de esta Cláusula;

(xv)  una vez que expire el plazo señalado por el Fiduciario de conformidad con el inciso (xiii) anterior sin que el precio ofrecido haya sido pagado, el Fiduciario, dentro de los siguientes tres (3) Días Hábiles, notificará al postor que, con base en la determinación del Agente de las Garantías, hubiera ofrecido las segundas mejores condiciones; si dicho postor mantiene su oferta inicial, le será otorgado un plazo (según lo determine el Agente de las Garantías) dentro del cual deberá pagar el precio de compra al Fiduciario; en caso de que el postor en Segundo lugar no mantenga su oferta, el Fiduciario por si o a través del Consultor, Banco de Inversión y/o Valuador, deberá seguir contactando a los demás postores, en orden descendente desde la oferta más alta hasta la más baja, y seguirá el procedimiento señalado anteriormente; y

(xvi)  si la venta de los Bienes Designados del Fideicomiso no se realiza a ninguno de los postores de conformidad con el procedimiento antes descrito, el Fiduciario iniciará un nuevo procedimiento de subasta en el que seguirá las etapas antes descritas, hasta que se complete la venta del Patrimonio del Fideicomiso.

Para efectos de este párrafo (a), las partes convienen que (1) el Agente de las Garantías podrá, en cualquier momento durante dicho procedimiento, instruir al Fiduciario por escrito que suspenda o cancele dicho procedimiento o que no acepte oferta alguna y (2) el Agente de las Garantías estará obligado a instruir al Fiduciario que cancele el procedimiento de ejecución que se contempla en esta Cláusula en caso de que, en cualquier momento durante dicho procedimiento, el Caso de Incumplimiento sea remediado, subsanado o renunciado, o en caso de que la Sociedad haya pagado la totalidad de las Obligaciones Garantizas pendientes de pago hasta ese momento, lo que será confirmado por escrito al Fiduciario por parte del Agente de las Garantías. El Fiduciario no asumirá responsabilidad alguna en caso de suspender dicho procedimiento como consecuencia de una instrucción del Agente de las Garantías y tendrá derecho a ser indemnizado por los Fideicomitentes en caso de que sea demandado por algún participante en el procedimiento de subasta aquí descrito, cualquier oferente o cualquier otra persona como consecuencia de la cancelación del procedimiento, a menos que el Fideicomisario en Primer Lugar actúe dolosamente o con negligencia inexcusable.

(b)  Aplicación del Producto de la Venta. El producto derivado de la venta total o parcial del Patrimonio del Fideicomiso de conformidad con el párrafo (a) anterior será entregado al Fiduciario quien procederá según le instruya por escrito el Agente de las Garantías; en el entendido de que el Fiduciario aplicará dicho producto según las instrucciones proporcionadas por el Agente de las Garantías de conformidad con el Indenture y los Pagarés, mismos que tomarán en cuenta el pago de cualquier honorario, gastos e indemnizaciones pendientes de ser pagadas al Fiduciario de conformidad con el presente Contrato o algún otro acuerdo relacionado.

(c)  Pago de las Obligaciones Garantizadas. Cada uno de los Fideicomitentes en este acto expresamente reconoce y acepta que, bajo la existencia de un Caso de Incumplimiento, el Fideicomisario en Primer Lugar y el Fiduciario podrán utilizar todo a parte de los recursos del Patrimonio del Fideicomiso (incluyendo cualquier cantidad que se encuentre depositada en la Cuenta de Ingresos en Dólares y en la Cuenta de Ingresos en Pesos) para el pago de las Obligaciones Garantizadas, en términos del presente Contrato

(d)  Instrucciones. Las partes convienen en que el Fideicomisario en Primer Lugar será la única parte con derecho de iniciar, suspender o cancelar el procedimiento de ejecución que se contempla en esta Cláusula y para instruir al Fiduciario con relación al mismo. Para efectos de cualesquiera asuntos que no se contemplen expresamente en este Contrato en relación con el procedimiento de ejecución que se contempla en el mismo, el Fiduciario deberá actuar únicamente de conformidad con las instrucciones por escrito del Fideicomisario en Primer Lugar.

(e)  Avalúo de Ejecución.  En caso de que el Fiduciario, siguiendo las instrucciones del Agente de las Garantías, decida designar y contratar al Banco de Inversión y/o el Valuador de Bienes Inmuebles, el procedimiento de venta inicial efectuado en términos de esta Cláusula comenzará señalando un avalúo de ejecución por cada uno de los Bienes Designados del Fideicomiso (el “Avalúo de Ejecución”), mismo que deberá ser elaborado en los siguientes términos:

(1) Para el caso de Acciones Aportadas, el Fiduciario, bajo las instrucciones del Agente de las Garantías, deberá nombrar y contratar, la Sucursal con base en Estados Unidos de alguno de los bancos de inversión siguientes, a elección de la Compañía: J.P. Morgan Securities, Bear Stearns & Co., Credit Suisse First Boston Corporation, Houlihan Lokey Howard & Zukin Capital, Lehman Brothers, Merrill Lynch & Co. o Morgan Stanley & Co., sus respectivos sucesores o cualquiera de sus afiliadas establecidas en México (los “Bancos de Inversión”), quien calculará el valor de las Acciones Aportadas, y podrá considerar para tal cálculo, las primas de control aplicables. El Avalúo de Ejecución de las Acciones Aportadas será el avalúo emitido por el Banco de Inversión contratado; y

(2)  Para el caso de Bienes Inmuebles Aportados, el Fiduciario, bajo las instrucciones del Agente de las Garantías, deberá nombrar y contratar a una (1) empresa valuadora y experta en la promoción y venta de Bienes Inmuebles en México (el “Valuador de Bienes Inmuebles”), en quien se apoyará para la realización de todas las actividades de ejecución establecidas en la presente Cláusula respecto de los Bienes Inmuebles Aportados considerados para efectos del presente Contrato como Bienes Designados del Fideicomiso. Las actividades del Valuador de Bienes Inmuebles serán enunciativamente las siguientes: (i) calcular el valor del Bien Inmueble Aportado correspondiente y elaborar un avalúo por escrito; (ii) participar y realizar todos los actos relacionados con el proceso de ejecución aquí descrito; (iii) realizar la promoción y comercialización de los Bienes Inmuebles Aportados correspondientes; (iv) realizar todos los trámites y gestiones relacionados a la preparación de la ejecución, promoción, comercialización y venta de los Bienes Inmuebles Aportados, incluyendo su regularización en términos de pago de derechos, impuestos, y demás trámites administrativos; (v) identificar y seleccionar a lo participantes en la subasta; y (vi) realizar cualquier otra actividad necesaria para la adecuada ejecución y venta de aquellos Bienes Inmuebles Aportados que corresponda.  El Avalúo de Ejecución respecto de los Bienes Inmuebles Aportados será el que emita el Valuador de Bienes Inmuebles contratado.

Todos los gastos, honorarios y demás gastos relacionados o que se originen del procedimiento de ejecución establecido en la presente Cláusula, así como de los Avalúos de Ejecución serán pagados en su totalidad con cargo al Patrimonio del Fideicomiso.

(f)  Disposiciones Legales. Cada una de las partes de este Contrato, en este acto reconoce y acepta que la ejecución de los Bienes Designados del Fideicomiso bajo esta Cláusula quedará sujeta a, en cuanto sea aplicable, (i) las disposiciones de derecho Mexicano que requieran la autorización de y/o la notificación a la Comisión Nacional de Inversiones Extranjeras de México y/o la Comisión Federal de Competencia de México y (ii) las Restricciones Existentes. Adicionalmente, cada uno de los Fideicomitentes acepta y se obliga a hacer los mejores esfuerzos a efecto de obtener toda autorización gubernamental necesaria o conveniente, y a obtener las renuncias o cancelaciones de las Restricciones Existentes que sean necesarias para la ejecución y venta de los Bienes Designados del Fideicomiso bajo este Contrato y para tales efectos, cada uno de los Fideicomitentes en este acto autoriza al Fiduciario para que realice todas las acciones, por si mismo o a través de cualquier tercero, anteriores en su nombre, según resulte necesario o deseable, a discreción del Fiduciario y respecto de dicha ejecución.

(g)  Ninguna Responsabilidad. Ni el Fideicomisario en Primer Lugar ni el Fiduciario asumen, ni asumirán, responsabilidad u obligación alguna de cualquier naturaleza, expresa o implícita, en relación con la exactitud o integridad de la información que cualquier de los Fideicomitentes entregue a postores potenciales en relación con la venta de los Bienes Designados del Fideicomiso, salvo por negligencia, dolo o mala fe del Fideicomisario en Primer Lugar o el Fiduciario.

(h)  Impuesto al Valor Agregado y Otros Impuestos. El comprador de todo o parte de los Bienes Designados del Fideicomiso de conformidad con lo anterior, deberá pagar al Fiduciario cualquier impuesto al valor agregado y demás impuestos que resulten aplicables como resultado de la transmisión de los Bienes Designados del Fideicomiso, los cuales serán entregados por el Fiduciario a la Compañía. Los Fideicomitentes deberán presentar las declaraciones fiscales correspondientes y realizar los pagos a las autoridades fiscales de conformidad con la ley aplicable. En el caso que el Fideicomitente respectivo no cumpla con las obligaciones previstas en el inciso anterior, y como resultado el Fiduciario sea requerido formalmente por las autoridades fiscales a realizar cualesquiera de dichos pagos, el Fiduciario podrá, realizar el pago que se le requiera con aquellos recursos en efectivo que se mantengan en el Patrimonio del Fideicomiso y sin su responsabilidad. Los Fideicomitentes, de manera conjunta y solidaria, se obligan a defender y sacar en paz y a salvo al Fiduciario de cualesquiera responsabilidades y daños relacionados con dichos pagos de impuestos (incluyendo honorarios y gastos de asesores fiscales y de abogados) que deriven de la celebración o cumplimiento de lo dispuesto en la presente Cláusula.

(i)  Otros Procedimientos. Las partes en este acto aceptan que el Fideicomisario en Primer Lugar se reserva el derecho de exigir la satisfacción de sus derechos bajo este Contrato mediante cualquier otro procedimiento legal procedente en términos de la legislación aplicable.

No obstante lo anterior, cada una de las partes reconoce y acepta que los Fideicomitentes tendrán el derecho, en cualquier momento anterior a la terminación de la ejecución (pero no después de cualquier momento que pudiere retrasar o impedir la ejecución), de pagar en su totalidad las Obligaciones Garantizadas o para nombrar a alguna Persona que efectúe dicho pago.  En tal caso, todos y cada uno de los gastos derivados de los actos relativos al proceso de ejecución llevados a cabo bajo la Cláusula Décima Primera por el Agente de las Garantías, por el Fiduciario, o por terceras personas que participen en el proceso de venta de los Bienes Designados del Fideicomiso, deberán ser cubiertos exclusivamente por los Fideicomitentes.

Según lo dispuesto en el artículo 403 de la LGTOC, cada uno de los Fideicomitentes expresamente acepta y se obliga bajo los términos y condiciones pactados en esta Cláusula Décima Primera de este Contrato, relativa al proceso de ejecución no judicial.

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

DÉCIMA SEGUNDA.- Venta Voluntaria de Acciones del Fideicomiso. En todo momento, salvo que el Fiduciario haya recibido de parte del Fideicomisario en Primer Lugar un Aviso de Incumplimiento, las partes reconocen que la Compañía y los Fideicomitentes podrán proponer por escrito al Fideicomisario en Primer Lugar la venta de cualquiera de los activos del Patrimonio del Fideicomiso a un tercero (el “Propuesto Adquirente”). Dicha instrucción deberá contener una certificación por parte del Fideicomisario en Primer Lugar confirmando al Fiduciario que dicha venta es permitida o autorizada bajo el Indenture, situación que será certificada al Fiduciario por el Fideicomisario en Primer Lugar en dicha instrucción para que lleve a cabo las acciones necesarias para consumar dicha venta al Propuesto Adquirente; en el entendido que el Fiduciario no tendrá obligación de asegurar si dicha venta es permitida o autorizada bajo el Indenture. El Fiduciario deberá aplicar los recursos de dicha venta como haya sido instruido por escrito por el Fideicomisario en Primer Lugar de conformidad con el Indenture y los Pagarés.

DÉCIMA TERCERA.- Obligaciones Legales. (a) Para efectos del artículo 400 (cuatrocientos) de la LGTOC, las partes convienen en este acto que (i) el Fiduciario poseerá las Acciones Aportadas durante la vigencia de este Contrato, y que los gastos que resulten necesarios para la conservación, administración, y cobranza de los derechos que de aquéllas se deriven, serán cubiertos por el Fideicomitente de que se trate, y (ii) el Fideicomitente respectivo mantendrá como depositario, la posesión física de los Bienes Inmuebles Aportados así como de los activos aportados que se encuentren adheridos o en cualquier otra forma incorporados a aquellos. Por consiguiente, el Fideicomitente de que se trate deberá conservar los Bienes Inmuebles Aportados como si fuera propietario de los mismos, se abstendrá de usarlos para un fin distinto al del giro ordinario de su negocio, y será responsable de los daños causados a terceras personas como resultado del uso, posesión, o transmisión de los Bienes Inmuebles Aportados.  Adicionalmente, los gastos necesarios para la conservación, reparación, mantenimiento, y administración de los Bienes Inmuebles Aportados, deberá ser pagado por el Fideicomitente al que tales gastos correspondan.

El Fideicomitente en posesión del Bien Inmueble Aportado de que se trate será responsable de los daños y perjuicios que tales bienes puedan causar a terceros, sin que el Fiduciario y el Fideicomisario en Primer Lugar puedan ser responsables de dichos daños y perjuicios. Por lo anterior, el Fideicomitente respectivo en este acto se obliga a sacar en paz y a salvo al Fiduciario y al Fideicomisario en Primer Lugar respecto de cualquier reclamación de terceros por tales conceptos e indemnizar al Fiduciario y al Fideicomisario en Primer Lugar por cualquier daño o perjuicio que puedan sufrir como consecuencia de cualquiera de dichas reclamaciones, y a reembolsarles los gastos y costos, incluyendo honorarios legales, razonables en que puedan incurrir cualquiera de ellos con motivo de cualquier reclamación de terceros.

(b)  Los Fideicomitentes deberán contratar las Pólizas de Seguro sobre el Patrimonio del Fideicomiso (o cualquier parte o porción del mismo) hasta en tanto las Obligaciones Garantizadas sean totalmente pagadas y proporcionar al Fiduciario copias de dichas pólizas en la que el Fiduciario se ostente como beneficiario.

DÉCIMA CUARTA.- Responsabilidad del Fiduciario; Protección y Defensa del Patrimonio del Fideicomiso. (a) El Fiduciario conviene en administrar el Patrimonio del

Fideicomiso de conformidad con los términos de este Contrato y cumplir con sus obligaciones y ejercer sus derechos bajo el mismo de conformidad con sus términos, en cada caso como un buen padre de familia de conformidad con las leyes de México.

(b)  Sujeto a lo convenido en el párrafo (g) de esta Cláusula, las partes convienen que el Fiduciario no será responsable por cualquier acto u omisión de cualquiera de las partes de este Contrato o de cualquier tercero que pudiera impedir lograr el objeto de este Contrato incluyendo, sin limitación, la falta de recepción de instrucciones por escrito que no sean entregadas de conformidad con los términos de este Contrato, excepto por negligencia, dolo o mala fe del Fiduciario.

(c)  En caso de que el Patrimonio del Fideicomiso fuese insuficiente para cubrir las Obligaciones Garantizadas, el Fiduciario no tendrá responsabilidad alguna de realizar cualesquiera aportaciones a este Fideicomiso ni de hacer cualesquiera pagos en relación con las Obligaciones Garantizadas. Las partes convienen que el Fiduciario no asume responsabilidad personal alguna de pago con bienes propios, por lo que su responsabilidad bajo el presente, se limita a satisfacer o pagar responsabilidades que se generen bajo el presente, de los bienes o derechos fideicomitidos, hasta donde alcance el Patrimonio del Fideicomiso, salvo en el caso de su negligencia inexcusable, mala fe o dolo.

(d)  En caso de que el Fiduciario reciba algún aviso o reclamación, ya sea judicial o de cualquier otra índole, respecto de este Fideicomiso o del Patrimonio del Fideicomiso, o que el Fiduciario tenga conocimiento de cualquier hecho que pueda afectar la propiedad del Patrimonio del Fideicomiso, el Fiduciario dará aviso por escrito de dicha circunstancia a la Compañía, a las Subsidiarias Aportantes y al Fideicomisario en Primer Lugar y entregará una copia del aviso o una descripción de la circunstancia respectiva a la Compañía, a las Subsidiarias Aportantes y al Fideicomisario en Primer Lugar, a más tardar el Día Hábil siguiente a la fecha en que haya recibido dicho aviso o la fecha en que el Fiduciario haya tenido conocimiento de dicha circunstancia, según sea el caso.

Sin limitar lo anterior, los Fideicomitentes deberán (i) de manera concurrente entregar al Fiduciario copias de todas las notificaciones con relación al Patrimonio del Fideicomiso dadas por los Fideicomitentes al Fideicomisario en Primer Lugar de conformidad con el Indenture y (ii) en su caso, revelar al Fiduciario por escrito el nombre de la persona seleccionada por los Fideicomitentes para hacerse cargo de ejercitar la defensa (con el consentimiento expreso del Fideicomisario en Primer Lugar siempre que sea requerido por el presente Contrato o el Indenture) de los Fideicomitentes con relación al contenido de dicha notificación, en el entendido de que en caso de no entregarse al Fiduciario una copia de la notificación debidamente entregada al Fideicomisario en Primer Lugar con el nombre de dicha persona no se considerará un Caso de Incumplimiento bajo el Indenture o este Contrato.  Recibido el nombre de la persona señalada, el Fiduciario otorgará los poderes necesarios.  En estos casos, el Fiduciario no responderá de la actuación de la persona designada ni de los honorarios o gastos de actuación que correspondan, pero tendrá la obligación de otorgarle los poderes y documentos que al efecto necesite y de llevar a cabo cualesquier actos que sean necesarios en relación con lo anterior.

(e)  En los casos mencionados en el párrafo inmediato anterior, el Fiduciario tendrá la obligación de otorgar a la Compañía los poderes que sean necesarios para defender el Patrimonio del Fideicomiso contra cualesquiera reclamaciones en términos de la Cláusula Décima (1), salvo que, antes de que un Caso de Incumplimiento tenga lugar, el Fideicomisario en Primer Lugar instruya al Fiduciario por escrito que otorgue dichos poderes a una persona distinta a efecto de que dicha defensa se realice. El Fiduciario no será responsable por los actos de las personas a quienes otorgue poderes de conformidad con este Contrato o del pago de los honorarios y gastos correspondientes, los cuales serán a cargo de la Compañía.

(f)  En caso de que sea necesario llevar a cabo alguna acción a efecto de proteger y contratar la propiedad del Patrimonio del Fideicomiso, el Fiduciario deberá iniciar cualquier acción inmediata, tan pronto como sea posible, según se requiera para proteger el Patrimonio del Fideicomiso, y todos los gastos serán con cargo a los fondos existentes y que formen parte del Patrimonio del Fideicomiso; en el entendido de que la Compañía así como el resto de los Fideicomitentes convienen en entregar al Fiduciario, tan pronto como sea posible, las cantidades en dinero que sean necesarias, y se compromete a rembolsar al Fiduciario todos los costos y gastos razonables y documentados en que hubiera incurrido en cuanto al inicio de las acciones antes mencionadas, a efecto de que el Fiduciario pueda continuar con las mismas.

(g)  El Fiduciario no será responsable de cualquier acción que lleve a cabo por instrucciones, avisos y/o notificaciones por escrito que le sean entregadas por la Compañía, el Fideicomisario en Primer Lugar o los Fideicomisarios en Segundo Lugar, según sea el caso, en la medida en que dichas partes estén facultadas para dar instrucciones al Fiduciario bajo este Contrato y sus Anexos; el Fiduciario será responsable cuando actúe con negligencia, dolo o mala fe o en incumplimiento de sus obligaciones bajo este Contrato.

(h)  El Fiduciario no tendrá responsabilidad alguna respecto de los bienes del Patrimonio del Fideicomiso que no sean aportados al Fideicomiso mediante el Fiduciario, de conformidad con lo dispuesto en el presente Contrato.

(i)  No obstante cualesquiera otras limitaciones a la responsabilidad del Fiduciario bajo este Contrato, las partes convienen que el Fiduciario no será responsable por, ni tendrá obligación alguna de determinar, verificar, o investigar respecto de lo siguiente:

(1)  cualquier declaración o manifestación que realicen el Fideicomisario en Primer Lugar o los Fideicomisarios en Segundo Lugar bajo este Contrato;

(2)  el contenido de cualquier certificado, reporte u otro documento del Fideicomisario en Primer Lugar o los Fideicomisarios en Segundo Lugar, que sea entregado conforme a este Contrato o con relación al mismo;

(3)  el cumplimiento por el Fideicomisario en Primer Lugar o los Fideicomisarios en Segundo Lugar de cualquiera de sus obligaciones o convenios bajo este Contrato;

(4)  la validez, exigibilidad o autenticidad del Indenture, los Pagarés, las Garantías o los Documentos de la Garantía y la posesión, identificación, administración y uso de los activos que aporte la Compañía y el resto de los Fideicomitentes al Fideicomiso de conformidad con la Cláusula Segunda, Tercera (c) y Sexta de este Contrato, incluyendo, sin limitación, los Bienes Inmuebles Aportados con todos sus bienes presentes y futuros que serán construidos, adheridos, instalados o ubicados en los mismos;

(5)  la ocurrencia y vigencia de cualquier Caso de Incumplimiento según lo determine el Fideicomisario en Primer Lugar o si cualquier Caso de Incumplimiento ha sido remediado a satisfacción del Fideicomisario en Primer Lugar; y

(6)  la inscripción de este Contrato ante los Registros Públicos Correspondientes de conformidad con los términos de la Cláusula Décimo Tercera de este Contrato.

DÉCIMA QUINTA.- Indemnización. La Compañía y cada uno de los Fideicomitentes en este acto convienen, ya sea que las transacciones que se señalan en este Contrato se consumen o no, en indemnizar, de manera conjunta y solidaria, y sacar en paz y a salvo al Fiduciario, al Fideicomisario en Primer Lugar y a cada uno de sus respectivos delegados fiduciarios, funcionarios, consejeros, empleados, representantes, apoderados y agentes (conjuntamente, las “Personas Indemnizadas”) de y respecto de todas y cualesquiera obligaciones, responsabilidades, pérdidas, daños, penas, reclamaciones, acciones, sentencias, demandas, costos y gastos en los que cualquiera de ellos incurra como resultado de, o derivado de, o de cualquier manera relacionados con, o en virtud de, o en relación con cualquier investigación, litigio u otro procedimiento o auditoria (ya sea que dicha Persona Indemnizada sea parte o no), en cada caso, con relación a la celebración y/o cumplimiento de cualquier disposición de este Contrato o la consumación de cualesquiera de las operaciones que se contemplan en este Contrato, incluyendo, sin limitación, la reparación de cualesquiera daños que cualquier Persona Indemnizada pudo haber sufrido como resultado de su participación en cualesquiera de las operaciones que se contemplan en este Contrato, así como los desembolsos razonables y documentados de los abogados que dicha Parte Indemnizada contrate con relación a cualquiera dicha investigación, litigio u otro procedimiento o con relación a la ejecución de las disposiciones de esta Cláusula Décima Quinta (excluyendo cualesquiera dichas responsabilidades, obligaciones, pérdidas, daños, penas, reclamaciones, acciones, sentencias, demandas, costos, gastos y desembolsos en la medida en que sean incurridas en virtud de negligencia inexcusable, dolo o mala fe de la Persona Indemnizada, según lo determine un tribunal competente mediante sentencia definitiva).

DÉCIMA SEXTA.- Disposición Obligatoria con relación a la Responsabilidad del Fiduciario. De conformidad con el artículo 106 (ciento seis) fracción XIX (diecinueve) inciso b) de la Ley de Instituciones de Crédito, el Fiduciario declara que ha explicado de manera clara e indubitable a las partes de este Contrato, los términos, significado y consecuencias legales de dicho artículo, el cual se transcribe a continuación:

“ARTICULO 106.  A las instituciones de crédito les estará prohibido:

XIX. En la realización de las operaciones a que se refiere la fracción XV del artículo 46 de esta Ley:

b) Responder a los fideicomitentes, mandantes o comitentes, del incumplimiento de los deudores, por los créditos que se otorguen o de los emisores, por los valores que se adquieran, salvo que sea por su culpa, según lo dispuesto en la parte final del Artículo 391 de la Ley General de Títulos y Operaciones de Crédito, o garantizar la percepción de rendimientos por los fondos cuya inversión se les encomiende.

Si al término del fideicomiso, mandato o comisión constituidos para el otorgamiento de créditos, éstos no hubieren sido liquidados por los deudores, la institución deberá transferirlos al fideicomitente o fideicomisario, según el caso, o al mandante o comitente, absteniéndose de cubrir su importe

Cualquier pacto contrario a lo dispuesto en los párrafos anteriores, no producirá efecto legal alguno.

En los contratos de fideicomiso, mandato o comisión se insertarán en forma notoria los párrafos anteriores de este inciso y una declaración de la fiduciaria en el sentido de que hizo saber inequívocamente su contenido a las personas de quienes haya recibido bienes para su inversión.”

DÉCIMA SÉPTIMA.- Sustitución del Fiduciario. (a) Sujeto a lo dispuesto en el párrafo (d) siguiente, el Fiduciario podrá renunciar a su cargo de fiduciario de conformidad con este Contrato mediante aviso por escrito entregado a los Fideicomitentes y al Fideicomisario en Primer Lugar con por lo menos noventa (90) días de anticipación a la fecha en que dicha renuncia deba surtir sus efectos. Sujeto a lo dispuesto en el párrafo (c) siguiente, el Fiduciario podrá ser removido, con o sin causa, mediante aviso por escrito entregado por el Fideicomisario en Primer Lugar con por lo menos diez (10) días naturales de anticipación.

(b)  En caso de que el Fiduciario deje de actuar como fiduciario de conformidad con este Contrato en virtud de una terminación anticipada de sus deberes de conformidad con el párrafo (a) anterior, el Fiduciario deberá preparar estados de cuenta, balances y cuentas relacionadas con el Patrimonio del Fideicomiso, las cuales serán entregadas dentro de los treinta (30) días calendario siguientes a la fecha de su entrega a los Fideicomitentes y Fideicomisario en Primer Lugar o dentro de diez (10) días calendario siguientes a su aviso al Fideicomisario en Primer Lugar.

(c)  El Fideicomisario en Primer Lugar tendrá el derecho de designar cualquier fiduciario sustituto; en el entendido de que, mientras no ocurra o continúe un Caso de Incumplimiento, los Fideicomitentes deberán otorgar su consentimiento por escrito a dicha designación dentro de los diez (10) días naturales siguientes a la fecha en que los Fideicomitentes hubieran recibido aviso de dicha designación, dicho consentimiento no podrá ser negado sin razón y se considerará otorgado en caso de que los Fideicomitentes no objeten dicha designación dentro del plazo antes mencionado.

(d)  El Fideicomisario en Primer Lugar y los Fideicomitentes realizarán sus mejores esfuerzos para reemplazar al Fiduciario dentro de los plazos de noventa (90) o diez (10) días naturales señalados en el inciso (a) anterior, según sea el caso. Como consecuencia de lo anterior, el Fiduciario conviene que, en caso de renuncia, continuará en su cargo de fiduciario de conformidad con este Contrato hasta que se hubiere designado un fiduciario sustituto; en el entendido de que dicha elección se realizará dentro de los plazos de noventa (90) o diez (10) días naturales señalados en el inciso (a) anterior.

(e)  Cualquier fiduciario sustituto tendrá los mismos derechos y obligaciones que el Fiduciario conforme a este Contrato y será considerado el “Fiduciario” para todos los efectos de este Contrato.

DÉCIMA OCTAVA.- Honorarios y Gastos del Fiduciario. La Compañía conviene en pagar al Fiduciario los honorarios que se señalan en el Anexo “J” de este Contrato, así como todos los costos y gastos ordinarios razonables y documentados en que incurra o que sean pagados por el Fiduciario en relación con la celebración, administración, cumplimiento con y liberación de sus obligaciones conforme a este Contrato, y el Fiduciario conviene en emitir la factura correspondiente a la Compañía contra dicho pago.

DÉCIMA NOVENA.- Impuestos. Cualesquiera y todos los impuestos (incluyendo, sin limitación cualesquiera impuestos sobre la renta que sean aplicados mediante retención o de cualquier otra manera, impuestos por venta, impuestos al valor agregado, predial e impuesto al activo), contribuciones, derechos, aprovechamientos, o determinaciones, de cualquier naturaleza, que sean impuestos al o con relación al Patrimonio del Fideicomiso, este Fideicomiso o en relación con el cumplimiento de los fines de este Contrato por parte del Fiduciario serán pagados por la Compañía o el Fideicomitente de que se trate, dependiendo de la Persona que esté obligada a su pago; en el entendido que, el Fiduciario no será responsable por el cálculo, retención y pago de cualesquiera impuestos, contribuciones, derechos, aprovechamientos o determinaciones salvo que así lo requiera la legislación aplicable. No obstante lo anterior, en ningún caso los Fideicomitentes serán responsables en términos de esta Cláusula Décima Novena de cualquier impuesto, contribución, derecho, aprovechamiento o determinación, que sea impuesta al Fiduciario en lo individual y no como administrador del Patrimonio del Fideicomiso, o que sea calculado sobre la base de un ingreso que reciba el Fiduciario por su propia cuenta.

En el caso que el Fideicomitente respectivo no cumpla con sus obligaciones previstas en el presente Contrato, y el Fiduciario sea requerido formalmente por las autoridades competentes a realizar cualesquiera de dichos pagos, el Fiduciario podrá, realizar el pago que se le requiera con aquellos recursos en efectivo que se mantengan en el Patrimonio del Fideicomiso y sin su responsabilidad.

La Compañía o el Fideicomitente de que se trate deberán proporcionar al Fiduciario, en caso de que éste lo solicite en relación con el cumplimiento de la legislación aplicable o con la orden o determinación de una autoridad competente, los documentos necesarios para comprobar el cumplimiento de las obligaciones fiscales a su cargo, de ser el caso.

Si por cualquier razón, el Fiduciario fuere notificado por cualquier autoridad en materia fiscal acerca de cualquier interpretación, orden o determinación en el sentido de que las actividades materia del presente Fideicomiso fueren consideradas gravadas y consecuentemente el Fiduciario tuviere que retener y pagar cualesquiera impuestos conforme al presente Fideicomiso o cualesquier acto relacionado con el mismo, la Compañía y los Fideicomitentes de que se trate, conjunta o separadamente, en virtud del presente se obligan a sacar en paz y a salvo, asistir y proveer de los fondos necesarios al Fiduciario para hacer frente a dichas consecuencias de acuerdo con las leyes aplicables. El Fiduciario no tendrá responsabilidad alguna por sus acciones en relación con tales retenciones y pagos y si fuere multado o de cualquier forma sancionado y la Compañía o los Fideicomitentes se obligan a resarcir de manera inmediata cualquier gasto o erogación que el Fiduciario incurra en este sentido. El Fiduciario tendrá en todo momento el derecho de hacerse representar, con cargo al Patrimonio del Fideicomiso, por sus propios abogados, consejeros y fiscalistas en relación a cualesquiera obligaciones fiscales que resultaren a su cargo.

La Compañía o los Fideicomitentes se obligan a defender y sacar en paz y a salvo al Fiduciario contra cualesquiera responsabilidades y daños relacionados con el pago de impuestos (incluyendo honorarios y gastos razonables de asesores fiscales y de abogados) que deriven de la celebración o cumplimiento con el presente Contrato.

VIGÉSIMA.-  Reportes; Inspecciones. (a) Durante la vigencia del presente Contrato, el Fiduciario se obliga a en este acto a proporcionar al Fideicomisario en Primer Lugar y a los Fideicomisarios en Segundo Lugar, reportes mensuales dentro de los diez (10) Días Hábiles siguientes al final de cada mes calendario, en relación con los bienes líquidos que formen parte del Patrimonio del Fideicomiso, así como cualesquiera otras inversiones respecto de los mismos.

(b)  Asimismo, el Fiduciario conviene en proporcionar al Fideicomisario en Primer Lugar y a los Fideicomisarios en Segundo Lugar toda la información que cualquiera de ellos solicite de manera razonable en relación con este Contrato y el Patrimonio del Fideicomiso.

VIGÉSIMA PRIMERA.- Duración e Irrevocabilidad. El presente Contrato es irrevocable y permanecerá vigente hasta que todas las Obligaciones Garantizadas sean pagadas en su totalidad, lo cual será certificado por el Fideicomisario en Primer Lugar por escrito (certificación que no será retenida o retrasada sin motivo), a solicitud de la Compañía, y no podrá darse por terminado, salvo (i) en caso de que ocurra cualquiera de los supuestos señalados en el artículo 392 (trescientos noventa y dos) de la LGTOC (salvo por el que se señala en la fracción VI (sexta) de dicho artículo, teniendo en cuenta que se trata de un fideicomiso irrevocable cuyo propósito es garantizar el total pago de las Obligaciones Garantizadas) o (ii) en caso de venta del Patrimonio del Fideicomiso de conformidad con los términos de este Contrato.

(b)  Las partes en este acto acuerdan que, posteriormente a la fecha en la cual las Obligaciones Garantizadas sean totalmente pagadas en efectivo, o cuando el Agente de las Garantías libere parte o la totalidad del Patrimonio del Fideicomiso con base en lo establecido en el

Indenture, el Fiduciario deberá devolver al Fideicomitente de que se trate, los Títulos de acciones (o parte de la totalidad de los mismos, según sea el caso), y las partes de este Contrato cancelarán los endosos de las Acciones Aportadas (o parte de la totalidad de las mismas, según sea el caso), y registrarán los asientos respectivos en los libros corporativos de las Compañías Emisoras, así como en los Registros Públicos competentes.

(c)  Los Fideicomitentes tendrán el derecho de obtener la liberación de todo o parte del Patrimonio del Fideicomiso de conformidad con y bajo los términos del Indenture, y, salvo lo previsto por el Indenture, los Fideicomitentes no tendrán derecho de obtener la liberación de todo o parte del Patrimonio del Fideicomiso.

VIGÉSIMA SEGUNDA.- Reversión. Una vez que este Contrato se dé por terminado de conformidad con sus términos y después de que se hayan pagado al Fiduciario todos los honorarios, gastos e indemnizaciones pendientes bajo este Contrato o cualquier acuerdo relacionado, el remanente del Patrimonio del Fideicomiso revertirá a favor de los Fideicomisarios en Segundo Lugar en proporción a sus respectivas aportaciones y el Fiduciario llevará a cabo todas las acciones que sean necesarias para la terminación del presente Contrato, en términos del artículo 393 de la LGTOC.

VIGÉSIMA TERCERA.-  Confirmaciones Adicionales. Durante la vigencia del presente Contrato, los Fideicomitentes se obligan a llevar a cabo todos los actos y hechos que, en la opinión razonable del Fideicomisario en Primer Lugar, puedan ser necesarios para (i) mantener en pleno vigor y efectos la garantía que se constituye en este acto o para permitir al Fiduciario que realice cualesquiera y todos los actos y hechos que se señalan en este Contrato, (ii) proteger los derechos del Fideicomisario en Primer Lugar conforme a este Contrato y, permitir al Fideicomisario en Primer Lugar que ejerza y exija sus derechos y recursos de conformidad con este Contrato, y (iii) llevar a cabo cualquier otro acto o hecho que sea necesario para cumplir con los fines de este Contrato, incluyendo, sin limitación, la celebración y entrega de los instrumentos y documentos y la realización de los actos o hechos que sea necesario para efectos de obtener o conservar los derechos derivados del Patrimonio del Fideicomiso.

VIGÉSIMA CUARTA.- Avisos. Toda notificación, solicitud, petición, autorización, aviso, renuncia, y demás comunicación que bajo el presente Contrato se requiera enviar o entregar a cualquiera de las partes de este Contrato deberán efectuarse a:

(a)  la Compañía o cualquiera de los Fideicomitentes, en Avenida de la Cúspide, No. 4755, Colonia Parques del Pedregal, 14010 México, D.F., Atención: Director de Finanzas, número telefónico (52-55) 5629-8866, fax (52-55) 5629-8899, con copia a: Haynes & Boone, S.C., Blvd. Manuel Ávila Camacho 40, Desp. 1801, Colonia Lomas de Chapultepec, 11000, México, D.F. Atención: Romualdo Segovia, número telefónico (52-55) 5540-5558, fax (52-55) 5540-0630, o a cualquier otra dirección previamente notificada por escrito al Agente de las Garantías y al Fiduciario por la Compañía o por cualquier Fideicomitente, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará efectivamente recibido o entregado al momento en el que la Compañía lo reciba; en el entendido de que si su recepción no es confirmada por escrito por la Compañía, una copia de dicho documento deberá entregarse a la Compañía personalmente, o por correo certificado.

(b)  al Fideicomisario en Primer Lugar o al Agente de las Garantías, en The Bank of New York, 101 Barclay Street, Piso 21W, Nueva York, Nueva York 10286, Atención: Corporate Trust Trustee Administration, número telefónico (212) 815-5346, fax (212) 815-5803 o a cualquier otra dirección previamente notificada por escrito a la Compañía y al Fiduciario por el Fideicomisario en Primer Lugar o el Agente de las Garantías, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará efectivamente recibido o entregado al momento en el Fideicomisario en Primer Lugar o el Agente de las Garantías lo reciba; en el entendido de que si su recepción no es confirmada por escrito por el Fideicomisario en Primer Lugar o el Agente de las Garantías, una copia de dicho documento deberá entregarse a el Fideicomisario en Primer Lugar o el Agente de las Garantías personalmente o por correo certificado.

(c)  al Fiduciario, en Paseo de las Palmas número 405, Torre Óptima I, Piso 14, Col. Lomas de Chapultepec, México, D.F., C.P. 11000 Atención: División Fiduciaria, Marcela Pino y/o Héctor Loyo o a cualquier otra dirección previamente notificada por escrito a la Compañía, al Fideicomisario en Primer Lugar y al Agente de las Garantías, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará efectivamente recibido o entregado al momento en que el Fiduciario lo reciba; en el entendido de que si su recepción no es confirmada por escrito por el Fiduciario, una copia de dicho documento deberá entregarse al Fiduciario personalmente o por correo certificado.

VIGÉSIMA QUINTA.- Modificaciones. Este Contrato no podrá ser modificado, adicionado, renunciado o modificado en cualquier otra forma salvo mediante un instrumento público por escrito firmado por las partes de este Contrato; en el entendido de que cualquier modificación al, o adición o renuncia a este Contrato, deberá efectuarse con base en y de acuerdo con los términos y condiciones del Indenture.

VIGÉSIMA SEXTA.- Cesión. Las partes de este Contrato no podrán ceder, transferir o gravar sus derechos ni delegar, todas o parte de sus obligaciones bajo el presente Contrato. No obstante lo anterior, el Fiduciario, así como el Agente de las Garantías podrán ceder o de cualquier otra forma transmitir sus derechos y obligaciones bajo este Contrato a un fiduciario o agente de las garantías sustituto con base en y de acuerdo con los términos y condiciones del Indenture.

VIGÉSIMA SÉPTIMA.- Divisibilidad. En caso de que la validez, legalidad u obligatoriedad de cualquier obligación, acuerdo, o disposición del presente Contrato a cargo de las partes del mismo deba ser determinada por un tribual de una jurisdicción competente, dicha obligación, acuerdo, o disposición deberá ser considerada como independiente del resto de las obligaciones, acuerdos y/o disposiciones de este Contrato, y no afectará la validez, legalidad y obligatoriedad del resto en forma alguna.

VIGÉSIMA OCTAVA.- Ley Aplicable; Jurisdicción. Para todo lo relacionado con la interpretación y/o cumplimiento de este Contrato las partes en este acto se someten a la legislación

y disposiciones legales vigentes y aplicables en México.  En caso de que de este Contrato se derive procedimiento o controversia alguno, las partes de este Contrato en este acto se someten a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, México, y renuncian a cualquier otra jurisdicción que les corresponda en virtud de su domicilio, presente o futuro, o por cualquier otro motivo.

VIGÉSIMA NOVENA.- Conversión. Las Obligaciones Garantizadas constituyen obligaciones monetarias denominadas en Dólares. A efecto de garantizar y pagar dichas Obligaciones Garantizadas, cualquier cantidad que sea recibida por el Fiduciario denominada en Pesos y que supere los $10 millones de Dólares deberá, será convertida por el Fiduciario a Dólares; en el entendido que el Fiduciario realizará dichas conversiones al tipo de cambio que ofrezca Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero similares al tipo de cambio usado por Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, para compra-ventas totales de Dólares al mayoreo en esa fecha.  El Fiduciario realizará dichas conversiones de divisas de conformidad con lo anterior, en la medida permitida por las normas legales aplicables.  Todas las operaciones de conversión de divisas necesarias conforme al presente Contrato serán realizadas a más tardar a las 11:00 a.m. (hora de la Ciudad de México) en la fecha en que dichas operaciones deban ser realizadas. El Fiduciario transferirá cualquier cantidad convertida en la Cuenta de Ingresos en Dólares.

TRIGÉSIMA.- Registro de este Contrato. Los Fideicomitentes, presentarán este Contrato o los Convenios de Afectación Fiduciaria donde conste la transmisión de los Bienes Inmuebles Aportados para su inscripción ante el Registro Público de la Propiedad que corresponda de conformidad con el Anexo “A” a efecto de que el gravamen que se constituye bajo el presente Contrato surta efectos frente a terceros, así como ante cualquier registro de propiedad o del comercio que resulte necesario o conveniente (de conformidad con el juicio razonable del Agente de las Garantías o del Fiduciario), de tiempo en tiempo, a efecto de que el gravamen que se constituye bajo el presente Contrato surta efectos frente a terceros. Cualquier derecho de registro y gasto relacionado será por cuenta de la Compañía. Los Fideicomitentes realizarán todos los actos que sean necesarios para entregar al Fiduciario y al Fideicomisario en Primer Lugar constancia de que este Contrato ha sido inscrito ante el Registro Público de la Propiedad correspondiente, inmediatamente después de que la inscripción tenga lugar.

TRIGÉSIMA PRIMERA.- Traducción del Indenture. Las partes del presente Contrato convienen en que la traducción al español del Indenture, que se adjunta a este Contrato como Anexo “B” podrá ser utilizada en cualquier procedimiento relacionado con este Contrato.

TRIGÉSIMA SEGUNDA. Traducción del Fideicomiso de Garantía. Las partes del presente Contrato expresamente reconocen que el Fideicomisario en Primer Lugar deberá recibir un traducción al Inglés certificada del presente Contrato.

TRIGÉSIMA TERCERA.- Encabezados. Los encabezados que se utilizan en este Contrato son únicamente para efectos de conveniencia en la referencia y no se utilizarán para interpretar las disposiciones de este Contrato.

TRIGÉSIMA CUARTA.-  Duplicados.  Las partes que en este Contrato intervienen, podrán firmarse cualquier cantidad de duplicados del mismo, cada uno de los cuales, una vez firmado y entregado, será considerado como original, pero todos los duplicados conjuntamente se considerarán un mismo documento.

TRIGÉSIMA QUINTA.-  Integridad.  Este Contrato, junto con los Pagarés, Indenture, las Garantías y el resto de los Documentos de la Garantía, y sus Anexos representa el acuerdo total entre las partes respecto a la materia ahí señalada, y suplen toda acuerdo, entendimiento, o declaración, oral o escrita, hecha con anterioridad entre las partes en cuanto a su relación con la materia de este Contrato.

TRIGÉSIMA SEXTA.-  Capacidad del Agente de las Garantías.  Los Fideicomitentes en este acto y en forma irrevocable (i) reconocen que el Agente de las Garantías cuenta con los nombramientos, facultades y capacidad legal necesarias para actuar en nombre y por cuenta de los tenedores de los Pagarés por lo que respecta a todo asunto derivado o relacionado con este Contrato, (ii) renuncian a sus respectivos derechos de interponer acción legal alguna en contra de la legal existencia, nombramiento, facultades y capacidad legal del Agente de las Garantías para actuar en nombre y por cuenta de los tenedores de los Pagarés, y (iii) reconocen que la institución que actúa como Agente de las Garantías (a) actúa exclusivamente como agente de, por y en nombre de, los tenedores de los Pagarés; y (b) no asume responsabilidad alguna de ningún tipo, sea directa o indirecta, explícita o implícita, bajo o en relación con cualquiera de las Obligaciones Garantizadas o cualquier acuerdo o documento relacionado con éstas.

TRIGÉSIMA SÉPTIMA.-  No Elección de Recursos.Nada de lo contenido en este Contrato requerirá por parte del Fiduciario ejecutar ninguno de los activos del Patrimonio del Fideicomiso bajo el presente Contrato antes de ejecutar la garantía o los activos del fideicomiso bajo cualquiera de los otros Documentos de Garantía, o ejecutar la garantía o los activos del fideicomiso bajo cualquier otro Documento de Garantía, antes de ejecutar los Activos del Fideicomiso bajo este Contrato, todo lo que deberá quedar a la sola discreción del Fiduciario, a menos que las Partes Garantizadas dispongan otra cosa

[El resto de la hoja se dejó en blanco intencionalmente]

El presente contrato fue firmado por las partes en la ciudad de México, Distrito Federal, a los once días del mes de agosto de 2004.

LOS FIDEICOMITENTES

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

FIDEICOMISARIO EN PRIMER LUGAR/AGENTE DE LAS GARANTÍAS

The Bank of New York

Nombre: Paulina Trueba Almada
Cargo: Representante legal

FIDUCIARIO

Banco J.P. Morgan, S.A.

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Nombre: Héctor Loyo Urreta
Cargo: Representante legal

Lista de Anexos y Relaciones

Anexos

“A”

Lista de Fideicomisarios, Representantes de los Fideicomisarios, Acciones Aportadas, Restricciones Existentes sobre el Accionariado, otras Acciones propiedad de los Fideicomitentes, Acciones Retenidas, Compañías Retenedoras, Inmuebles Aportados, Restricciones Existentes sobre los Inmuebles.

“B”	Copia de la traducción al español del Indenture.
“C”	Copias de los poderes de los representantes legales de los Fideicomisarios
“D”	Comité Consultivo y Lineamientos de Votación.
“E”	Formato de Certificado de Aportación de Acciones Adicionales y de Inmuebles Adicionales.
“F”	Formato de Poder Especial Irrevocable otorgado por cada una de las Compañías Retenedoras a favor del Fiduciario en términos de la Cláusula Octava (a).
“G”	Formato de Poder Especial Revocable otorgado por el Fiduciario a cada uno de los Fideicomitentes en términos de la Cláusula Novena (a).
“H”	Formato de Poder General Revocable otorgado por la Fiduciaria a favor de cada Fideicomitente en términos de la Cláusula Décima (1).
“I”	Formato de Solicitud de Ejecución.
“J”	Lista de Honorarios del Fiduciario.

Relaciones

“1”	Pasivos vigentes u obligaciones de fiscales, laborales o de cualquier otro tipo que pueden constituir una deuda preferente al pago del Fideicomiso.

Anexo “A”

Lista de Fideicomisarios, Representantes de los Fideicomisarios, Acciones Aportadas, Restricciones Existentes sobre el Accionariado, otras Acciones propiedad de los Fideicomitentes, Acciones Retenidas, Compañías Retenedoras, Inmuebles Aportados, Restricciones Existentes sobre los Inmuebles

[Incluir el Anexo a entregarse por la Compañía]

Anexo “B”

Copia del Indenture

Anexo “C”

Copias de los poderes de los representantes legales de los Fideicomisarios

Anexo “D”

Comité Consultivo y Lineamientos de Votación

Este Anexo “D” provee los Lineamientos de Votación, así como la organización, operación, facultades y deberes del Comité Consultivo creado conforme al Contrato de Fideicomiso Irrevocable de Administración y Garantía Número F/00088, de fecha 11 de agosto de 2004, (el “Contrato”) celebrado entre Grupo TMM, S.A., ciertas subsidiarias directas e indirectas de Grupo TMM, S.A., The Bank of New York, y J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero División Fiduciaria.

Los términos con mayúscula inicial que no se encuentren definidos de manera distinta en el presente documento, tendrán los significados asignados a dichos términos en el Contrato.

I. Lineamientos de Votación.

Estos Lineamientos de Votación son las instrucciones principales que deberá seguir el Fiduciario al votar las Acciones Aportadas, así como cualquiera de las Acciones Retenidas que tiene derecho a votar, siempre y cuando el Fiduciario reciba un Aviso de Incumplimiento por parte del Agente de las Garantías instruyendo al Fiduciario a revocar los poderes otorgados por el presente a favor de cada uno de los Fideicomitentes, conforme al párrafo (c) de la Cláusula Décima del Contrato. En la interpretación de estos Lineamientos de Votación, el Fiduciario actuará como bonus pater familiae.

Las partes del Contrato, en este acto, expresamente reconocen y acuerdan que el Fiduciario, sus delegados y representantes no tendrán responsabilidad alguna en relación con la decisión sobre la votación de las Acciones Aportadas y las Acciones Retenidas hecha de acuerdo con estos Lineamientos de Votación, a no ser que dicha responsabilidad sea resultado de su negligencia, mala fe o dolo, determinados en sentencia firme y definitiva por autoridad mexicana.

(a)                                Objeto del Contrato. La principal preocupación que el Fiduciario deberá considerar para decidir la manera en que las Acciones Aportadas y las Acciones Retenidas deban ser votadas, es garantizar que las Obligaciones Garantizadas con el Patrimonio del Fideicomiso, como se prevé en el Indenture, así como proveer la administración del Patrimonio del Fideicomiso realizada por el Fiduciario conforme a lo establecido en el Contrato constituye el objeto del Fideicomiso.

Por lo tanto, la decisión para la votación de dichas acciones deberá, en primer lugar, satisfacer el interés de las Obligaciones Garantizadas a favor del Fideicomisario en Primer Lugar, para el beneficio de las Partes Garantizadas. Consecuentemente, y dada la naturaleza irrevocable del Contrato, el interés del Fideicomisario en Primer Lugar deberá prevalecer, en todo momento, sobre cualquier interés particular de la Compañía, los demás Fideicomitentes y/o cualquier tercero en cualquier momento.

(b)                               Conservación de los Patrimonio del Fideicomiso. Si el Fiduciario ha recibido un Aviso de Incumplimiento pero no ha recibido una Solicitud de Ejecución bajo la Cláusula Décimo Primera del Contrato, el Fiduciario deberá votar las Acciones Aportadas y las Acciones Retenidas en la manera considerada por el Fiduciario como la más apropiada o conveniente para la conservación del Patrimonio del Fideicomiso como garantía de las Obligaciones Garantizadas de conformidad con el Contrato.

(c)                                Procedimiento de Ejecución. Si el Fiduciario ha recibido una Solicitud de Ejecución de conformidad con la Cláusula Décimo Primera del Contrato de Fideicomiso, el Fiduciario deberá votar las Acciones Aportadas, así como las Acciones Retenidas, en la manera que el Fiduciario considere más apropiada o conveniente para facilitar o agilizar el Procedimiento de Ejecución en términos de la Cláusula Décimo Primera del Contrato de Fideicomiso para el pago total pronto y adecuado de las Obligaciones Garantizadas a favor del Fideicomisario en Primer Lugar, para el beneficio de las Partes Garantizadas. Además, el Fiduciario deberá evitar votar las Acciones Aportadas y las Acciones Retenidas de cualquier manera que pueda impedir o resulte ser un retraso en la ejecución de dichas acciones en términos de dicho Procedimiento de Ejecución.

(d)                               Solicitud de Recomendación. De conformidad con el párrafo (c) de la Cláusula Novena del Contrato, en caso de que el Fiduciario (i) no esté seguro o convencido sobre la manera en que las Acciones Aportadas y cualquiera de las Acciones Retenidas deberían ser votadas en relación con cierto punto específico del orden del día de una asamblea general de accionistas de la Compañías Emisoras conforme a estos Lineamientos de Votación, o (ii) requiera la interpretación de estos Lineamientos de Votación, abstenerse de realizar cualquier acto de la votación de las Acciones Aportadas y el Fiduciario puede requerir por escrito una recomendación hecha por el Comité Consultivo en relación a este asunto a más tardar el quinto Día Hábil anterior a la fecha de la Asamblea General de Accionistas referente. El Comité Consultivo deberá expedir una recomendación específica a más tardar el tercer Día Hábil siguiente a aquél en que se haya hecho la solicitud por el Fiduciario.

A pesar del contenido de la recomendación emitida por el Comité Consultivo, el Fiduciario puede decidir el votar las Acciones Aportadas y cualquiera de las Acciones Retenidas en la Asamblea General de Accionistas referente de acuerdo a una interpretación diferente de estos Lineamientos de Votación hecha por el Fiduciario, sin incurrir en alguna responsabilidad por tal acción. Sin embargo, si el Fiduciario decide votar las Acciones Aportadas y cualquiera de las Acciones Retenidas en alguna forma contraria a la recomendación del Comité Consultivo, deberá proveer una explicación suficiente por escrito de sus razones para votar de esa forma. La explicación escrita del Fiduciario deberá

ser entregada al Agente de las Garantías, con una copia al Comité Consultivo, a más tardar el tercer Día Hábil posterior a la fecha de la Asamblea General de Accionistas referente.

II. Comité Consultivo.

(a)                                Organización. Las partes en el Contrato, por medio de la presente, crean y organizan el Comité Consultivo, cuyas facultades comenzarán con la ejecución del Contrato y tendrá 3 (tres) miembros propietarios, y sus miembros suplentes respectivos, designados de la manera siguiente:

•                  2 (dos) miembros propietarios y sus miembros suplentes respectivos serán designados por el Agente de las Garantías; y

•                  1 (uno) miembro propietario y su miembro suplente, serán designados por la Compañía.

(b)                               Presidente. El presidente del Comité Consultivo (el “Presidente”) será designado por el Agente de las Garantías de entre los 2 (dos) miembros propietarios. En caso de ausencia permanente o temporal del Presidente, el Agente de las Garantías tendrá el derecho de designar al individuo que reemplazará al Presidente.

(c)                                Secretario. El Agente de las Garantías designará al Secretario del Comité Consultivo, quien no será un miembro del Comité Consultivo.

(d)                               Reemplazo. Un miembro sustituto será designado para cada miembro propietario. Los Miembros sustitutos participarán sólo en caso de ausencia de los miembros propietarios y sólo podrá remplazar a su miembro propietario correspondiente.

(e)                                Designación, Renuncia y Remoción. Los miembros del Comité Consultivo, incluyendo a los miembros propietarios y suplentes, pueden ser designados por los Fideicomisarios en Primer Lugar y los Fideicomitentes mediante notificación por escrita dirigida al Fiduciario por la parte que tenga derecho a designarlo(s) y éstos podrán ser cambiados en cualquier momento, y no será considerado una modificación al Contrato. Por tal razón, en caso de renuncia o remoción de cualquier miembro del Comité Consultivo, una notificación por escrito al Fiduciario de la parte con derecho de designar, será suficiente para la efectividad y validez de la designación, sin que se requiera algún acto adicional. El cargo de miembro del Comité Consultivo es honorífico; por lo tanto, sus miembros no deberán cobrar ningún honorario o cantidad por tal cargo.

(f)                                  Convocatorias. El Presidente tendrá la facultad de convocar una asamblea del Comité Consultivo mediante una notificación escrita con acuse de recibo a los otros miembros, a más tardar 5 (cinco) días anteriores a la asamblea, y con las indicaciones del lugar, fecha y hora de dicha asamblea. Cualquiera de los miembros del Comité Consultivo puede pedirle al Presidente, por escrito en cualquier momento, que convoque una asamblea del Comité Consultivo con el objetivo de discutir y resolver los asuntos planteados en su petición. Si tal es el caso, el Presidente convocará una asamblea dentro de 10 (diez) Días Hábiles después de recibir la petición.

(g)                               Resoluciones. Se requerirá una mayoría de votos para que las resoluciones del Comité Consultivo sean válidas. El Comité Consultivo deberá notificar con prontitud al Fiduciario de las resoluciones adoptadas por éste, resoluciones que serán válidas y obligatorias si son firmadas por el Presidente y Secretario.

(h)                               Actas. Cada asamblea del Comité Consultivo deberá ser evidenciada en actas que deberán incluir las resoluciones adoptadas por el Comité Consultivo, así como las instrucciones y direcciones al Fiduciario para la ejecución de dichas resoluciones. Las actas deberán ser firmadas por el Presidente y el Secretario.

(i)                                   Personas Invitadas. Un individuo designado por el Fiduciario deberá tener el derecho de asistir a cada asamblea del Comité Consultivo como observador con voz pero sin derecho a voto. Asimismo, cualquier otra persona(s) puede(n) ser invitada(s) por el Comité Consultivo, tomando en cuenta los asuntos que serán discutidos, si se determina apropiado o conveniente. Dicha(s) persona(s) asistirán como observador con voz pero sin derecho a voto.

(j)                                   Facultades y Deberes. En caso de que el Fiduciario haga una petición escrita de acuerdo con el párrafo (c) de la Cláusula Novena del Contrato, el Comité Consultivo deberá emitir una recomendación escrita en relación con la interpretación de estos Lineamientos de Votación, a más tardar el quinto Día Hábil anterior al la fecha de la asamblea general de accionistas referente (o en un plazo menor con anticipación a la asamblea de accionistas si resulta práctico, en caso de que no haya habido entrega en tiempo de la notificación). Dicha recomendación escrita deberá incluir, como mínimo: (1) la manera en que el Comité Consultivo sugiere que la votación de las Acciones Aportadas y cualquiera de las Acciones Retenidas deba ser hecha, y (2) una breve explicación de dicha recomendación. Como se establece en el Contrato, dicha recomendación no será obligatoria para el Fiduciario.

(k)                                Indemnizaciones. Ningún miembro del Comité Consultivo será responsable para con los Fideicomitentes, el Fideicomisario en Primer Lugar, el Fiduciario o cualquier otra persona o entidad, por concepto de pérdidas, daños o reclamaciones con motivo de cualquier acto u omisión de buena fe, actuando en nombre del Comité Consultivo, siempre que razonablemente se encuentre dentro del ámbito de competencia de las funciones que le son conferidas en virtud del presente Anexo “D.  Lo anterior no será aplicable para el caso de que las pérdidas, daños o reclamaciones obedezcan exclusivamente al dolo o negligencia inexcusable del miembro del Comité.

Si algún miembro del Comité Consultivo (colectivamente referidas como las Personas Indemnizadas, e individualmente como la Persona Indemnizada), llegara a tener injerencia o a estar relacionado en cualquier acción judicial, demanda, procedimiento judicial o administrativo o investigación, instaurada con motivo del Contrato o del presente Anexo “D”, deberá recibir anticipos de parte de los Fideicomitentes, obligados conjunta y solidariamente para ese efecto, por cualquier gasto judicial o de otra naturaleza (incluyendo los gastos de investigación o preparación de la defensa) incurrido por dicha Persona Indemnizada con ese motivo, hasta donde la legislación aplicable lo permita.  Dichas cantidades se entregarán contra declaración de la Persona Indemnizada, que deberá ser proporcionada antes de la conclusión de la acción, juicio o investigación, asumiendo la responsabilidad de devolver dichas cantidades para el caso de que finalmente se resolviere que dicha persona no tenía derecho a ser indemnizada por los Fideicomitentes con motivo de la acción, demanda o investigación en cuestión, de conformidad con la excepción contenida en el párrafo siguiente

Hasta donde la ley lo permita, los Fideicomitentes, de manera conjunta y solidaria, indemnizarán igualmente y sacarán a paz y a salvo a la Persona Indemnizada por cualquier pérdida, reclamación, daño, responsabilidad, obligación, pena, acción, juicio, demanda, procedimiento, costo, gasto o desembolso de cualquier naturaleza (colectivamente referidos como los “Costos”), que sufriera la Persona Indemnizada con motivo de la ejecución del Contrato o este Anexo “D”.  Lo anterior no será aplicable en la medida en la que los Costos resulten exclusivamente del dolo o negligencia inexcusable de la Persona Indemnizada.  Si el reembolso, la indemnización y las obligaciones de contribuir a cargo de los Fideicomisarios de conformidad con el presente inciso, no fueren pagados a requerimiento de la Persona Indemnizada, dicha persona estará facultada para ser reembolsada, indemnizada y/o pagada con cargo al Patrimonio del Fideicomiso.

Las partes del Contrato, en este acto, reconocen de manera expresa y están de acuerdo que el Comité Consultivo y sus miembros no tendrán responsabilidad en relación con la recomendación a la que se hace referencia en el presente documento, salvo que dicha responsabilidad resulte de su(s) negligencia, mala fe o dolo.

El Fiduciario no tendrá ninguna obligación de pago respecto de lo dispuesto en este inciso (k).

Las partes celebran este Anexo “D” en México, Distrito Federal el 11 de agosto de 2004.

[El resto de la página fue dejado en blanco intencionalmente]

FIDEICOMITENTES

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal.	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

FIDEICOMISARIO EN PRIMER LUGAR/AGENTE DE LAS GARANTÍAS

The Bank of New York

Nombre: Paulina Trueba Almada
Cargo: Representante legal

FIDUCIARIO

Banco J.P. Morgan, S.A.

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Nombre: Héctor Loyo Urreta
Cargo: Representante legal

Anexo E

Formato de Certificado de Contribución de Acciones Adicionales
y Bienes Inmuebles Adicionales

[Fecha(1)]

J.P. Morgan , S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Atención:

Señores,

Hacemos referencia al Contrato de Fideicomiso Irrevocable de Administración y Garantía, Número         , de fecha 11 de agosto de 2004 (el “Contrato”) celebrado por la Compañía, las Subsidiarias Aportantes, el Agente de las Garantías y el Fiduciario.

Los términos con mayúscula inicial y que no están definidos de otra manera en el presente tendrán el significado que se les fue asignado en el Contrato.

1.               Como se establece en la Cláusula Sexta del Contrato, [                     ](2), como Fideicomitente bajo el Contrato, por este medio informa al Fiduciario que las siguientes [Acciones Adicionales] ]Bienes Inmuebles Adicionales] han sido adquiridos por dicho Fideicomitente, cuyas [Acciones Adicionales] ]Bienes Inmuebles Adicionales] deberán ser detentadas por el Fiduciario en fideicomiso conforme lo establecido en la Cláusula Sexta del Contrato como parte del Patrimonio del Fideicomiso:

[Describir razonablemente en detalle las [Acciones Adicionales] ]Bienes Inmuebles Adicionales] adquiridos por cualquiera de los Fideicomitentes como se establece en la Cláusula Sexta del Contrato]

2.               A partir de esta fecha, el Fideicomitente es el legal propietario y beneficiario de las [Acciones Adicionales] ]Bienes Inmuebles

(1) A ser fechado como lo requiere la Cláusula Sexta del Contrato.

(2) Nombre del Fideicomitente apropiado que contribuirá los bienes adicionales.

Adicionales] anteriormente mencionadas, las cuales son de su propiedad libres de cualquier gravamen, carga o limitación de dominio, salvo por la garantía creada en términos del Contrato.

3.               La transferencia de estas [Acciones Adicionales] ]Bienes Inmuebles Adicionales] ha sido debidamente perfeccionado frente a terceros y constituye una transferencia válida con garantía en primer lugar para el beneficio de las Partes Garantizadas. Para tal fin, y para cumplir con los términos de la Cláusula Sexta del Contrato, [                       ], como Fideicomitente, en este acto entrega al Fiduciario, los siguientes [documentos] [instrumentos] [notificación]:

EN FE DE LO ANTERIOR, el suscrito Fideicomitente celebra este instrumento el día [      ] del [               ] de 2004.

Atentamente,

(3)
Por:
Nombre:
Título:

Reconocido, aceptado y acordado el [Fecha]

(Sin liberar al Fideicomitente de responsabilidad concerniente a lo anterior):

J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

c.c.: Fideicomisario en Primer Lugar

Anexo: [Copias del los documento de los títulos de las [Acciones Adicionales] ]Bienes Inmuebles Adicionales] que puedan ser requeridos razonablemente por el Fiduciario o el Fideicomisario en Primer Lugar]

(3) A ser firmado por un Ejecutivo Autorizado del Fideicomitente aplicable.

Anexo F

Formato de Poder Especial Irrevocable otorgado por cada una de las Compañías Retenedoras a favor del Fiduciario en términos de la Cláusula Octava (a).

Poder Especial Irrevocable	Special Irrevocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), [el Titular de la Acción Retenida] (el “Otorgante”), representada en este acto por [            ], en este acto otorga a el Fiduciario, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho sea necesario, con todas las facultades generales y aún con las especiales que de acuerdo con la ley requieran cláusula especial, para pleitos y cobranzas, actos de administración y de dominio en términos del Artículo 2554 del Código Civil para el Distrito Federal y sus artículos correlativos en el Código Civil Federal y en los Códigos Civiles de los Estados de la República Mexicana, así como con facultades para otorgar, suscribir, endosar y avalar títulos de crédito, de conformidad con el Artículo 9 de la Ley General de Títulos y Operaciones de Crédito, con el fin de que el Fiduciario, actuando en nombre y representación del

By means hereof and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 11, 2004, entered into by and among (i) Grupo TMM, S.A., (the “Company”), (ii) the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), [the Retained Share Holder] (the “Grantor”), represented herein by [            ] hereby grants to the Trustee, an IRREVOCABLE SPECIAL POWER OF ATTORNEY, as broad and sufficient as may be necessary under applicable law, with all the general authority and powers, including those special powers which, according to law, require a special clause, for lawsuits and collections, acts of administration and of domain, as provided for by Article 2554 of the Civil Code for the Federal District and its correlatives in the Federal Civil Code and in the Civil Codes of the other states of the Mexican Republic, as well as with powers to grant, subscribe, endorse and grant guarantees on negotiable instruments in accordance with Article 9 of the General Law on Credit Instruments and Transactions, in order for the Trustee to act in the Grantor’s name and on its behalf in order to exercise, enforce and defend, strictly in accordance with the provisions of the

Otorgante ejerza, defienda y exija, estrictamente de conformidad con lo previsto en el Contrato de Fideicomiso, el cumplimiento de todos y cada uno de los derechos del Otorgante relacionados con las acciones representativas del capital social de [Nombre de la Compañía Emisora] (las “Acciones Retenidas”) propiedad del Otorgante.

Agreement, the performance of each and every one of the Grantor’s rights in connection with the shares representing the capital stock of [Name of the Issuing Company] owned by it (the “Retained Shares”).

Dentro de la especialidad del poder, el Fiduciario gozará de las siguientes facultades:	Within the special nature of said power, the Trustee shall have the following powers:

A) De manera enunciativa y no limitativa, se mencionan entre otras facultades las siguientes:	A) The powers of the Trustee hereunder shall include, but not be limited to:
I. Para intentar y desistirse de toda clase de procedimientos, inclusive amparo;	I. To institute and withdraw from all types of proceedings, including “amparo” procedures;
II. Para transigir;	II. To transact;
III. Para comprometer en árbitros;	III. To arbitrate;
IV. Para absolver y articular posiciones;	IV. To make and answer depositions;
V. Para recusar;	V. To recuse;
VI. Para hacer cesión de bienes;	VI. To assign property;
VII. Para recibir pagos; y	VII. To receive payments; and
VIII. Para presentar denuncias y querellas en materia penal y desistirse de ellas cuando lo permita la ley.	VIII. To file criminal lawsuits and withdraw from them when permitted by law.

Las facultades que se conceden al Fiduciario conforme al presente apartado A), estarán limitadas a la realización de actos o cuestiones relacionadas con las Acciones Retenidas;	The powers granted to the Trustee under section A) herein, shall be limited to any actions or matters related to the Retained Shares;

B) Poder tan amplio como sea necesario para ejercer la totalidad de los derechos corporativos y económicos relativos a las Acciones Retenidas (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de

B) Power of attorney as broad as necessary to exercise all the corporate and economic rights in connection with the Retained Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the las Acciones Retenidas). En este acto, el Otorgante ratifica todos los actos que el Fiduciario realice en ejercicio del presente poder y lo libera de cualquier responsabilidad en la que pudiera incurrir en virtud del ejercicio del poder en este acto otorgado; y

Retained Shares). The Grantor hereby ratifies all actions that the Trustee may reasonably take on the exercise of this power and releases it of any liability that may arise by virtue of the exercise of the power of attorney granted herein; and

C) Poder tan amplio como sea necesario para llevar a cabo, en nombre del Otorgante, cualquier acto que sea necesario o conveniente en la entera discreción del Fiduciario, para llevar a cabo la venta, transmisión o disposición de la Acción Retenida propiedad del Otorgante al comprador de las Acciones Contribuidas, en la estricta ejecución del Contrato de Fideicomiso y únicamente en los casos previstos en el Contrato de Fideicomiso. En este acto, el Otorgante ratifica todos los actos que el Fiduciario realice en ejercicio del presente poder y lo libera de cualquier responsabilidad en la que pudiera incurrir en virtud del ejercicio del poder en este acto otorgado.

C) Power of attorney as broad as necessary to take any and all such actions in the name of the Grantor as may be necessary or desirable in the Trustee’s sole discretion to sell, transfer or otherwise dispose of the Retained Share of the Grantor to the purchaser of the Contributed Shares upon their strict foreclosure, pursuant to the Agreement and only in the cases set forth in the Agreement. The Grantor hereby ratifies all actions that the Trustee fact may take on the exercise of this power and releases it of any liability that may arise by virtue of the exercise of the power of attorney granted herein.

El presente poder podrá ser ejercido por el Fiduciario únicamente en caso que haya recibido del Agente de Garantías un Aviso de Incumplimiento conforme a lo establecido en la Cláusula Octava del Contrato de Fideicomiso.

The power of attorney granted hereby may only be exercised by the Trustee if it has received from the Collateral Agent, a Notice of Default pursuant to the provisions set forth in Clause Eighth of the Agreement.

Este poder tiene el carácter de irrevocable, en los términos del artículo 2596 del Código Civil para el Distrito Federal, dado que se otorga como medio para el cumplimiento de diversas obligaciones asumidas por el Otorgante bajo el Contrato de Fideicomiso.

This power of attorney is irrevocable, in terms of Article 2596 of the Civil Code for the Federal District, and is granted as means for the fulfillment of several obligations of the Grantor under the Agreement.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Otorgante/Grantor
[ ]

By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

Anexo G

Formato de Poder Especial Revocable otorgado por el Fiduciario a cada uno de los Fideicomitentes en términos de la Cláusula Novena (a).

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [            ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos del Artículo 2554 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, por su propia cuenta, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, ejerzan la totalidad de los derechos corporativos y económicos relativos a las Acciones Aportadas (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de las Acciones Aportadas), en el entendido que

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 11, 2004, entered into by and among (i) Grupo TMM, S.A., (the “Company”), (ii) the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [            ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, exercise all the corporate and economic rights in connection with the Contributed Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the Contributed Shares), provided that the Settlors shall exercise such rights in a manner not inconsistent with the terms of this power of attorney, the Agreement and the Indenture.

los Fideicomitentes ejercerán dichos derechos de manera que no sea inconsistente con los términos de este poder, del Contrato de Fideicomiso y del Indenture.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer y segundo párrafo del Artículo 2554 y 2587 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, y para actos de administración, incluyendo facultades para delegar el presente poder con sus limitaciones.

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first and second paragraph of Article 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, and acts of administration, including powers to delegate this power of attorney with its corresponding limitations.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

By/Por:
	Name/Nombre:	[ ]
Title/Cargo:		[ ]

Anexo H

Formato de Poder General Revocable otorgado por la Fiduciaria a favor de cada Fideicomitente en términos de la Cláusula Décima (1).

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representada en este acto por su delegado fiduciario, el Sr. [                ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos de los Artículos 2554 y 2587 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, a su cargo, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, defiendan los derechos derivados del Patrimonio del Fideicomiso frente a cualesquiera reclamaciones o demandas de cualquier persona, en el entendido de que dicha defensa será siempre de manera que no sea inconsistente con los términos de este poder, del Contrato de

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 10, 2004, entered into by and among (i) Grupo TMM, S.A., (the “Company”), (ii) the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [              ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Articles 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, defend the rights arising out of each of the Trust Assets against any claims or demands of any Person, provided that such defense by the Settlors shall always be in a manner not inconsistent with the terms of this power of attorney, the Agreement and the Indenture.

Fideicomiso y del Indenture.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer párrafo del Artículo 2554 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, incluyendo facultades para delegar el presente poder con sus limitaciones, en el entendido de que los Fideicomitentes no podrán disponer de todo o cualquier parte del Patrimonio del Fideicomiso salvo que reciba autorización por escrito del Fiduciario como consecuencia de una sentencia definitiva emitida por un tribunal competente.

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first paragraph of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, including powers to delegate this power of attorney with its corresponding limitations, provided that the Settlors may not dispose of all or any part of the Trust Assets unless it receives a written authorization from the Trustee as a result of a definitive judgment from a court of competent jurisdiction ordering such disposal.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este acto, tendrán el mismo significado que se les atribuyó en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By/Por:
Name/Nombre:	[	]
Title/Cargo:		[ ]

Anexo I

Formato de Solicitud de Ejecución

[Date]

J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Atención :

Señores,

Hacemos referencia al Contrato de Fideicomiso Irrevocable de Administración y Garantía, Número 00087, de fecha 11 de agosto de 2004 (el “Contrato”) celebrado por la Compañía, las Subsidiarias Aportantes, el Agente de las Garantías y el Fiduciario.

Los términos con mayúscula inicial y que no están definidos de manera diferente en el presente tendrán el significado que se les fue asignado en el Contrato.

En términos del párrafo (a) (i) de la Cláusula Décimo Primera del Contrato, como resultado del acontecimiento y continuación de un [vencimiento anticipado de los Pagarés de conformidad con la Sección 6.03 del Indenture como resultado de [describir el Caso de Incumplimiento subyacente] y de conformidad con la determinación del Fideicomisario en Primer Lugar o de los tenedores de los Pagarés requeridos en el sentido de ejecutar el Patrimonio del Fideicomiso, en los términos de la Sección 6.03 del Indenture] por medio de la presente le instruimos a proceder con el procedimiento de ejecución contemplado en el Contrato, con respecto de los siguientes Bienes Designados del Fideicomiso:

[Describir los Bienes Designados del Fideicomiso]

Para tales fines, por la presente queda usted instruido para notificar por escrito a la Compañía y cada uno de los otros Fideicomitentes, conforme a lo establecido en el párrafo (a)(ii) de la Cláusula Décimo Primera del Contrato.

Como está establecido en la Cláusula Décimo Primera, párrafo (a)(iii) del Contrato, la Compañía tendrá 5 (cinco) Días Hábiles, a partir de la fecha de recibo de la notificación mencionada en el párrafo anterior, para entregarle al Fiduciario prueba de que el Caso de Incumplimiento que se menciona en esta Solicitud de Ejecución ha sido subsanado, remediado o renunciado o evidencia del pago de todas las Obligaciones Garantizadas pendientes de pago. En la medida en que el Fideicomisario en Primer Lugar confirme que el Caso de Incumplimiento mencionado en esta Solicitud de Ejecución no ha sido subsanado, remediado o renunciado, o bien, que no existe evidencia alguna del pago de las Obligaciones Garantizadas pendientes de pago, instruimos al Fiduciario a proceder como está dispuesto en la Cláusula Décimo Primera del Contrato.

Atentamente,

The Bank of New York,
Como Fideicomisario en Primer Lugar
Por:
Título:

Anexo I

Lista de Honorarios del Fiduciario.

Relación 1

Pasivos vigentes u obligaciones de fiscales, laborales o de cualquier otro tipo que pueden constituir una deuda preferente al pago del Fideicomiso

El 14 de septiembre de 2001, la Secretaría de Hacienda y Crédito Público nos notificó de una multa por la cantidad de $326.0 millones de pesos (equivalente a $34.0 millones de dólares) alegando la detección de ciertas irregularidades en la auditoria fiscal respecto de los ejercicios sociales de 1995 y 1996.

Execution Copy
Translation for information purposes only

[TO BE FORMALIZED IN SPANISH BEFORE A
NOTARY PUBLIC IN MEXICO]

Irrevocable Administration and Guaranty Trust Agreement Number F/00087 dated August 11, 2004, (the “Agreement”) entered into by and among:

(a)                                 Grupo TMM, S.A. (the “Company”), represented herein by Messrs. Javier Segovia Serrano and Horacio Reyes Guzmán;

(b)                                The corporations listed in Annex “A” hereto, represented by the individuals mentioned in such Annex “A” (hereinafter referred to jointly as the “Contributing Subsidiaries”, and, along with the Company, referred to collectively as the “Settlors” or the “Second Beneficiaries”, as the case may be);

(c)                                 The Bank of New York, acting as trustee under the Indenture (as such term is defined hereunder), and as First Beneficiary hereunder, for the benefit of the Secured Parties (indistinctively, the “Collateral Agent” or the “First Beneficiary”), represented herein by Ms. Paulina Trueba Almada; and

(d)                                Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria, as trustee (the “Trustee”), a multiple banking institution, duly organized and validly existing under the laws of Mexico, represented herein by its Trustee Delegate Mr. Héctor Loyo Urreta.

PRECEDENTS

1.                                     The Company has issued its Senior Secured Notes due 2007 in the aggregate principal amount of U.S.$508,703,356 (five hundred eight million seven hundred three thousand three hundred fifty six Dollars legal currency of the United States of America (“U.S. Dollars”)) (the “Notes”), which notes are governed by an Indenture, dated as of the date hereof, by and among the Company, the Contributing Subsidiaries, TMM Holdings, S.A. de C.V., and the First Beneficiary (the “Indenture”) (a copy of the Spanish translation of which is attached hereto as Annex ”B”), and the Contributing Subsidiaries have executed a guarantee of all of the Company’s obligations under the Notes, the Indenture and the Collateral Documents.

2.                                     In accordance with the terms of the Indenture, the Settlors are obligated to transfer and assign their interest in and upon the Trust Assets (as such term is defined hereunder) in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Company’s and the Guarantors’ obligations under the Notes, the Indenture, the Guarantees and the Collateral Documents (the “Secured Obligations”).

3.                                     Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Indenture.

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REPRESENTATIONS

I.                                        The Company and each and every one of the Contributing Subsidiaries, through its representative, hereby jointly and severally represents to the other parties hereto that:

(a)                                It is a company duly organized and validly existing under the laws of Mexico, except for TMG Overseas, S.A., which is a company duly organized and validly existing under the laws of Panama.

(b)                               Its representative has all the necessary authority to enter into this Agreement, and such authority has not been revoked, modified or limited in any manner, as evidenced in the certified copy of the public deed containing its due authorization, attached hereto as Annex “C”.

(c)                                (i) It is the sole legal and beneficial owner of the Shares described in Annex “A” hereto in the amounts and percentage interest set forth therein (the “Contributed Shares”), (ii) such Contributed Shares (1) are owned by it free and clear of any lien, security interest, charge, guaranty, encumbrance or third party rights other than as described in Annex ”A” hereto (the “Existing Share Restrictions”), and (2) are fully paid and non-assessable, (iii) its corresponding Contributed Shares together with the Retained Share represent 100% (one hundred percent) of the outstanding capital stock of the relevant Issuing Company, and (iv) the Contributed Shares certificate(s) delivered by it hereunder evidence the ownership of such Contributed Shares. Except for such Contributed Shares or as described in Annex ”A” hereto, it does not own any other Shares of, or other equity interest in, any other entity.

(d)                               (i) It is the sole legal and beneficial owner of the Immovable Assets described in Annex “A” hereto as its respective Immovable Assets (the “Contributed Immovable Assets”) and that shall be contributed to the Trust Assets from time to time as described in such Annex “A” hereto, (ii) such Contributed Immovable Assets are owned by it free and clear of any lien, security interest, charge, guaranty, encumbrance or third party rights other than as described in Annex ”A” hereto and shall be contributed to the Trust Assets as contemplated in such Annex “A” in the same circumstances (the “Existing Immovable Assets Restrictions” and together with the Existing Share Restrictions, collectively the “Existing Restrictions”), and (iii) it owns no Immovable Assets with an approximate market value in excess of U.S.$500,000 in the aggregate together with all other Settlors, other than the Contributed Immovable Assets.

(e)                                The execution and delivery of this Agreement by it, the performance by it of its obligations hereunder, and the granting of the security interests hereunder do not contravene or conflict with, or result in any breach of (i) its deed of incorporation or by-laws, (ii) any applicable law, rule, decree, judicial order, resolution or authorization (including any license, permit or concession) applicable to it, or (iii) any contractual restriction binding on, or affecting it or any of its assets, except for the Existing Restrictions, and will not result in or require the creation of any lien, security interest,

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charge, guaranty, encumbrance or other third party rights upon or with respect to any of its assets other than the security interests created hereby in the Trust Assets.

(f)                                  (i) It has the power and authority to enter into this Agreement, (ii) it has obtained all requisite corporate authorizations, and (iii) no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to (a) enter into this Agreement, (b) transfer the Trust Assets to the Trustee and (c) perform its obligations hereunder, provided that the filing of this Agreement with the corresponding public registries shall make this Agreement enforceable vis-à-vis third parties and, provided, further, that, with respect to the foreclosure of the Contributed Shares by the Trustee in the manner contemplated herein, such sale may require (x) compliance with the Existing Restrictions, and (y) authorization by and/or notification to the Foreign Investments National Commission (Comisión Nacional de Inversiones Extranjeras) and/or to the Federal Competition Commission (Comisión Federal de Competencia).

(g)                                This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditors’ rights generally.

(h)                                The transfer in ownership of the Trust Assets to the Trustee for the purposes set forth herein, is being simultaneously perfected, and in the case of the Contributed Immovable Assets will be perfected, pursuant to the terms hereof, and constitutes a valid transfer of the Trust Assets to the Trustee for the purposes set forth herein, for the benefit of the Secured Parties.

(i)                                   It hereby expressly acknowledges, recognizes and agrees that, for all matters relating to, or arising from, or in connection with this Agreement, (i) the First Beneficiary is acting solely in its capacity as Collateral Agent for the benefit of the Secured Parties, and assumes no direct or personal obligations, expressed or implied, and (ii) the First Beneficiary has all necessary authority and legal capacity to act as Collateral Agent, in the name and on behalf of the Secured Parties.

(j)                                   It is entering into this Agreement in order to secure the Secured Obligations.

(k)                                There is no action or proceeding pending or, to the knowledge of the Settlors, threatened to be filed against it before any governmental agency, court or arbitrator that would adversely affect the legality and validity of this Agreement or the legality and validity of the trust created herein.

(l)                                   There are no pending debts or any tax, labor or any other obligations that may constitute a lien with preference in payment to the Trust that is granted herein over any or all of the Trust Assets except for those described in Schedule “1” hereto.

II.                                    The First Beneficiary, through its representative, hereby represents to the other parties hereto that:

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(a)                                It is a banking corporation duly organized and validly existing under the laws of  the State of New York, United States of America.

(b)                               Its representative has all the necessary authority to enter into this Agreement and bind the First Beneficiary as provided herein.

(c)                                It has the power and authority to enter into this Agreement, has obtained all requisite corporate authorizations, and no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to enter into this Agreement and to perform its obligations hereunder.

(d)                                It is acting for the benefit of the Secured Parties, in accordance with the Indenture.

(e)                                This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditor’s rights generally.

III.                                The Trustee, through its trust delegates, hereby represents to the other parties hereto that:

(a)                                It is a multiple banking institution (institución de banca múltiple) duly organized and validly existing under the laws of Mexico.

(b)                               Its representative is duly authorized to enter into this Agreement (with authority for ownership acts), on behalf of the Trustee, which authority has not been revoked or limited in any manner whatsoever.

(c)                                It has the power and authority to enter into this Agreement, has obtained all requisite corporate authorizations, and no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to enter into this Agreement and to perform its obligations hereunder.

(d)                               This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditor’s rights generally.

(e)                                It agrees to act as trustee under this Agreement and under the provisions of applicable laws, relying on the recitals made by each of the Settlors in respect of the validity of the Indenture and the ownership, possession, identification, management and use of the Trust Assets.

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(f)                                   It hereby receives from the Company and the First Beneficiary duly executed copies or certified copies of the Indenture and of the Annexes to this Agreement.

IN WITNESS WHEREOF, the parties hereto agree to the following:

CLAUSES

FIRST. Definitions. The following terms shall have the following meanings:

“Additional Immovable Assets” shall mean any Immovable Assets acquired or otherwise received by any of the Settlors after the Execution Date.

“Additional Shares” shall mean any Shares acquired or otherwise received by any of the Settlors after the Execution Date.

“Advisor” shall have the meaning set forth in Clause Eleventh (a)(v) hereof.

“Agreement” shall mean this Irrevocable Administration and Guaranty Trust Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

“Authorized Officer” shall mean a representative of any Settlor, duly authorized to act on its behalf, with general authority for ownership acts (actos de dominio).

“Business Day” shall mean a day of the year in which banks are not required or authorized to close in New York City, United States of America and Mexico City, Federal District, Mexico.

“Collateral Agent” shall have the meaning set forth in Preamble (c) hereof.

“Company” shall have the meaning set forth in Preamble (a) hereof.

“Consultant Committee” shall mean the committee whose members are appointed and replaced in accordance with Annex “D” hereto, and shall have the authorities and duties set forth in such annex.

“Contributed Immovable Assets” shall have the meaning set forth in Representation I(d) hereof.

“Contributed Shares” shall have the meaning set forth in Representation I(c) hereof.

“Contributing Subsidiaries” shall have the meaning set forth in Preamble (b) hereof.

“Cure Notice” shall have the meaning set forth in Clause Ninth (d) hereof.

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“Date of the Foreclosure Request” shall have the meaning set forth in Clause Eleventh (a)(i) hereof.

“Designated Trust Assets” shall have the meaning set forth in Clause Eleventh (a)(i) hereof.

“Default Notice” shall have the meaning set forth in Clause Eighth (a) hereof.

“Dollar Revenue Account” shall mean the Dollar denominated bank account entitled “Dollar Revenue Account”, to be opened by the Trustee in its name with J.P. Morgan Chase Bank, New York Branch pursuant to the terms of Clause Seventh of this Agreement.

“Dollar Revenues” shall mean any and all revenues and receipts in Dollars received by any of the Settlors or by the Trustee from (i) any Net Cash Proceeds of Asset Dispositions and Qualifying Dispositions of the Trust Assets, (ii) VAT Cash Proceeds, (iii) dividends and distributions in connection with the Contributed Shares received pursuant to Clause Ninth (c)(3) herein, and (iv) any profits from the Contributed Shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement, foreclosure or any other disposition of the Contributed Shares carried out in accordance with the Indenture and this Agreement.

“Event of Default” shall have the meaning set forth in Clause Eighth (a) hereof.

“Execution Date” shall mean the date of execution of this Agreement.

“Existing Immovable Assets Restrictions” shall have the meaning set forth in Representation I(d) hereof.

“Existing Restrictions” shall have the meaning set forth in Representation I(d) hereof.

“Existing Share Restrictions” shall have the meaning set forth in Representation I(c) hereof.

“First Beneficiary” shall have the meaning set forth in Preamble (c) hereof.

“Foreclosure Appraisal” shall have the meaning set forth in Clause Eleventh (d) hereof.

“Foreclosure Request” shall have the meaning set forth in Clause Tenth (a)(i) hereof, and may be given by the First Beneficiary only in accordance with the provisions of the Indenture that govern the granting of the “Notice of Sale”, and for purposes of Sections 6.03 and 15.04 of the Indenture, the Foreclosure Request shall be deemed a “Notice of Sale” pursuant to the Indenture; provided that, the Trustee shall have no obligation to ascertain whether the Foreclosure Request was given pursuant to the terms of the Indenture, as the case may be.

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“Future Subsidiaries” shall mean any corporation or other entity that becomes a direct or indirect wholly-owned Subsidiary of any of the Settlors or of any other Future Subsidiary following the Execution Date.  For purposes of this definition only, “Subsidiary” shall have the meaning set forth in the Indenture.

“Indemnified Persons” shall have the meaning set forth in Clause Fifteenth hereof.

“Indenture” shall have the meaning set forth in Precedent 1 hereof.

“Immovable Assets” shall mean any real estate property and any equipment, materials, fixtures or other asset adhered, incorporated or fixed to any real estate property, as well as all the iure in rem (derechos reales) on real estate property.

“Immovable Assets Appraiser” shall have the meaning set forth in Clause Eleventh (d)(2) hereof.

“Investment Banks” shall have the meaning set forth in Clause Eleventh (d)(1) hereof.

“Issuing Companies” shall mean each and every one of the companies issuing the Contributed Shares.

“LGTOC” means the Mexican General Law on Negotiable Instruments and Credit Transactions (Ley General de Títulos y Operaciones de Crédito).

“Mexico” means the United Mexican States.

“Notes” shall have the meaning set forth in Precedent 1 hereof.

“Permitted Investments” shall mean (a) with respect to (A) the amounts denominated in U.S. Dollars which are deposited in the Dollar Revenue Account, the instruments denominated in such currency which are mentioned in the following paragraph (b), and (B) the amounts denominated in Pesos which is deposited in the Peso Revenue Account, the instruments dominated in such currency which is mentioned in the following paragraph (c).

(b) For purposes of paragraph (a) above, the instruments denominated in U.S. Dollars in which the Trustee shall invest are the following: U.S. Treasury Certificates, having maturities of no more than 90 days or overnight deposits in debts in charge or guaranteed by J.P. Morgan Chase Bank, in both cases, through the Dollar Revenue Account.

(c) For purposes of paragraph (a) above, the instruments denominated in Pesos, in which the Trustee shall invest are the following: securities issued by or guaranteed by the

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Mexican government, having maturities of no more than 90 days, made directly or by executing reporto transactions or debt instruments issued by Mexican credit institutions with a “AAA” rating (or its equivalent in the domestic scale) granted by Standard & Poor´s México, S.A. de C.V. or by Fitch México, S.A. de C.V. by executing de reporto transactions, through the Pesos Revenue Account, in both cases.

“Pesos” means the lawful currency of Mexico.

“Peso Revenue Account” shall mean the Peso denominated bank account entitled “Peso Revenue Account”, to be opened by the Trustee in its name with J.P. Morgan Chase Bank, pursuant to the terms of Clause Seventh of this Agreement.

“Peso Revenues” shall mean any and all revenues and receipts in Pesos received by any of the Settlors or by the Trustee from (i) any Net Cash Proceeds of Asset Dispositions and Qualifying Dispositions of the Trust Assets, (ii) VAT Cash Proceeds, (iii) dividends and distributions in connection with the Contributed Shares received pursuant to Clause Ninth (c)(3) herein, and (iv) any profits from the Contributed Shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement, foreclosure or any other disposition of the Contributed Shares carried out in accordance with the Indenture and this Agreement.

“Proposed Transferee” shall have the meaning set forth in Clause Twelfth.

“Retained Share” means the one (1) Share of the Issuing Companies, retained by the Settlors as set forth in Annex “A” hereto.

“Retained Share Holders” means the legal and beneficial owners of the Retained Shares as set forth in Annex “A” hereto.

“Second Beneficiaries” shall have the meaning set forth in Preamble (b) hereof.

“Secured Obligations” shall have the meaning set forth in Precedent 2 hereof.

“Secured Parties” shall mean the Holders (as such term is defined in the Indenture).

“Settlors” shall have the meaning set forth in Preamble (b) hereof.

“Shares” shall mean any shares (acciones) or any other equity interests in any corporation or other entity.

“Trust” shall have the meaning set forth in Clause Second (a) hereof.

“Trust Assets” shall mean any and all assets held by the Trustee hereunder at any time, as set forth in Clause Fifth hereof.

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“Trustee” shall have the meaning set forth in Preamble (d) hereof, and any successor or substitute trustee appointed hereunder.

“Trustee Contribution Agreement” shall mean a document executed before a Notary Public whereby the Contributed Immovable Assets and the Additional Immovable Assets shall be contributed, from time to time, to the Trust Assets pursuant to the terms set forth herein.

“Voting Guidelines” shall mean the guidelines and principles set forth in Annex “D” hereto, which will constitute the principal instructions under which the Trustee shall vote the Contributed Shares, as well as any Retained Share that is entitled to vote under this Agreement.

“U.S. Dollars” or “Dollars” shall have the meaning set forth in Precedent 1 hereof.

Capitalized terms used and defined herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Clauses, sections, paragraphs and annexes shall be deemed to be references to Clauses, sections, paragraphs and annexes of this Agreement, unless the context shall otherwise require. Any and all annexes attached hereto are part of this Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless such phrase otherwise appears.

SECOND. Creation of the Trust. (a) Each of the Settlors hereby creates this Irrevocable Administration and Guaranty Trust (hereinafter referred to as the “Trust”) with the Trustee by transferring to the Trustee, for the purposes set forth herein, the ownership of its respective: (i) Contributed Shares; and (ii) Contributed Immovable Assets that from time to time shall be contributed to the Trust Assets by executing a Trustee Contribution Agreement.

(b)                               The Trustee hereby accepts its appointment as trustee and receives the Trust Assets. The execution of this Agreement constitutes evidence of its receipt of each of the Trust Assets described in paragraph (a) of this Clause Second.

(c)                                In order to perfect the transfer of the Contributed Shares to the Trustee, each and every one of the Settlors, as applicable, hereby delivers to the Trustee (i) the share certificates or equivalent documents representing its Contributed Shares, duly endorsed in property (endosadas en propiedad) in favor of the Trustee, (ii) a certificate issued by the Secretary of the Board of Directors of each and every one of the Issuing Companies evidencing that the transfer of its Contributed Shares has been duly registered in the share registry book of each of the Issuing Companies, and (iii) a copy of the notation made in the share registry book (Libro de Registro de Acciones) or equivalent registry of the relevant Issuing Company with respect to such transfer of its Contributed Shares to the Trustee, duly certified by the Secretary of the Board of Directors of the relevant Issuing Company.

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(d)                               In order to perfect the transfer of the Contributed Immovable Assets, each of the Settlors and the Trustee shall execute a Trustee Contribution Agreement with respect to one or more Contributed Immovable Assets as described in Annex “A” hereto. In each case, as described in Annex “A” hereto, each Settlor: (i) shall deliver to the Trustee the preliminary notation (aviso preventivo) with respect to each Public Registry of Property (Registros Públicos de la Propiedad) that corresponds to each Contributed Immovable Asset, (ii) shall file this Agreement or the Trustee Contribution Agreement  which contains the transfer of the Contributed Immovable Assets with the corresponding Public Registries of Property, and (iii) shall obtain the final registration of the Contributed Immovable Asset with the corresponding Public Registries of Property made in favor of the Trustee and shall deliver to the Trustee the first testimony of such instrument which contains its registration. Once the Contributed Immovable Asset is assigned or transferred to the Trustee as mentioned in this paragraph (d) above, such asset shall become part of the Trust Assets and shall be subject to the terms contained herein.

THIRD.  Parties to the Agreement.  (a) The parties to this Agreement are the following:

Settlors:                                                                                                    The Company and the Contributing Subsidiaries, as Settlors with respect to their respective contributions to this Trust.

Trustee:                                                                                                    Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria

First Beneficiary:                                                      The Bank of New York, as Collateral Agent, for the benefit of the Secured Parties.

Second

Beneficiaries:                                                                         The Settlors with respect to their respective contributions to this Trust, if any, after the payment in full of the Secured Obligations.

(b)                               The appointment of the First Beneficiary and the Second Beneficiaries hereunder shall be effective on the Execution Date.

(c)                                The parties hereto expressly acknowledge and agree that any Future Subsidiary shall become a Contributing Subsidiary and a Settlor under this Agreement and, thus, any Future Subsidiary shall assign and transfer, and each of the Settlors shall cause it to assign and transfer, to the Trustee its corresponding (i) Shares in any entity, and (ii) Immovable Assets, pursuant to the terms of this Agreement. Once contributed, such assets and/or rights shall become Contributed Shares, and Contributed Immovable Assets, under this Agreement, as the case may be.

FOURTH. Obligations and the Purpose of this Trust.  The purpose of the Trust created hereby is to guarantee and secure the Secured Obligations with the Trust Assets, as

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instructed by the First Beneficiary pursuant to the terms of the Indenture, as well as to provide for the management of the Trust Assets by the Trustee as provided for herein.

FIFTH. Trust Assets.  The Trust Assets shall include the following:

(1)                               the Contributed Shares;

(2)                               the Contributed Immovable Assets;

(3)                               any Additional Shares, and Additional Immovable Assets, transferred to the Trustee pursuant to Clause Third (c) or Clause Sixth;

(4)                               any financial instruments acquired with the Trust Assets and proceeds resulting from such Trust Assets;

(5)                               any proceeds, revenues or profits of, or any assets in substitution of, the Trust Assets, that for any reason are transferred to the Trustee, as set forth in this Agreement and in the Indenture;

(6)                               any rights pertaining to the Trust Assets;

(7)                               any monies maintained in deposit by the Trustee in the Peso Revenue Account and in the Dollar Revenue Account from time to time, any Permitted Investments and any proceeds thereof; and

(8)                               any other assets and rights that, for any reason or under any circumstance, may be transferred to the Trustee after the Execution Date.

SIXTH.  Contribution of Additional Shares, and Additional Immovable Assets.  Each Settlor agrees that during the term of this Agreement and until all of the Secured Obligations are paid in full, it shall:

(a)                                Assign and transfer to the Trustee, from time to time, any Additional Shares (other than the Retained Share). In order to perfect the assignment and transfer of the Additional Shares to the Trustee pursuant to the foregoing, each of the Settlors shall deliver to the Trustee (with a copy to the First Beneficiary), (i) a certificate, substantially in the form of Annex “E” hereto, and (ii) a transfer instrument executed by an Authorized Officer, as soon as possible but no later than ten (10) Business Days after the subscription and payment for or other acquisition thereof, along with (A) the corresponding share certificates or equivalent documents representing the Additional Shares, duly endorsed in property (endosadas en propiedad) in favor of the Trustee, (B) a certificate issued by the Secretary of the Board of Directors of each and every one of the Issuing Companies evidencing that the assignment and transfer of the Additional Shares has been duly registered in the share registry book of each of the Issuing Companies, and (C) a copy of the notation made in the share registry book (Libro de Registro de Acciones) or equivalent registry of the relevant Issuing Company with respect to such assignment and transfer of the Additional Shares to

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the Trustee, duly certified by the Secretary of the Board of Directors of the relevant Issuing Company.

(b)                               Assign and transfer to the Trustee, from time to time, any Additional Immovable Asset.  For such purposes, at the time any Settlor is required to assign and transfer such Additional Immovable Asset, it shall deliver to the Trustee (with a copy to the First Beneficiary), (i) a certificate, substantially in the form of Annex “E” hereto, and (ii) the Trustee Contribution Agreement that contains the transfer executed by an Authorized Officer in accordance with the provisions of applicable law, it being understood, that such transfer instrument shall be executed and delivered no later than ten (10) Business Days after the acquisition of such Additional Immovable Asset.  Upon transfer of any Additional Immovable Asset to the Trustee by such Settlor as provided for hereunder, such Settlor shall file this Agreement, together with the relevant transfer instrument, for registration with the Public Registry of Property corresponding to the location of the Additional Immovable Asset. The Trustee shall not be responsible for the compliance by any Settlor of its obligations contemplated in this paragraph (b). Once the Additional Immovable Asset is assigned and transferred to the Trustee in accordance with the terms of this paragraph (b), it shall become a part of the Trust Assets and shall be subject to the provisions of this Agreement.

In addition, each Settlor hereby acknowledges and agrees that, to the extent that any equipment, materials, fixtures, and other movable assets are adhered, incorporated or fixed to any Contributed Immovable Asset or become otherwise accessions thereof or are used in connection therewith, they will become part of the Contributed Immovable Assets automatically upon adherence, incorporation, fixation, accession, or acquisition. The Trustee may, at any Settlor’s request, grant the necessary powers of attorney in order for the Settlor to handle the incorporation, adherence, accession or acquisition pursuant to the terms of the applicable law in order for the assets become part of the Trust Assets.

(c)                                The First Beneficiary hereby expressly and irrevocable waives the right to accelerate maturity of the Secured Obligations and in consequence to initiate the procedure set forth in Clause Eleventh hereto, solely as the result of the market value of the Trust Assets decreasing in such a way that it becomes insufficient to cover the Secured Obligation pursuant to Article 401 of the LGTOC.

SEVENTH. Dollar Revenue Account and Peso Revenue Account.  (a) Within five (5) Business Days after the Execution Date, the Trustee shall open the Dollar Revenue Account and the Peso Revenue Account. The Trustee shall maintain such accounts during the term of this Agreement.

(b)                                Deposits to and Withdrawals from the Dollar Revenue Account and the Peso Revenue Account. The Trustee shall deposit into the Dollar Revenue Account and the Peso Revenue Account any Dollar Revenues and Peso Revenues (including value added tax thereon) received by the Trustee pursuant to this Agreement. The amounts maintained in the Dollar Revenue Account and the Peso Revenue Account shall be part of the Trust Assets for the purposes of this Trust.

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Once any amounts held by the Trustee in the Peso Revenue Account exceed the equivalent of U.S.$10 million (ten million U.S. Dollars), such amounts shall be immediately converted into U.S. Dollars, in accordance with Clause Twenty Ninth hereof and the Trustee shall transfer such amounts into the Dollar Revenue Account.

(c)                                 Investments. The Trustee shall invest any funds in the Peso Revenue Account and in the Dollar Revenue Account only in Permitted Investments and credit any proceeds thereof and interest thereon, when received, to the Peso Revenue Account and to the Dollar Revenue Account.

EIGHTH.                                            Retained Shares. (a) Each of the Retained Share Holders (i) shall grant an irrevocable special power-of-attorney to the Trustee pursuant to the terms of this Clause, and (ii) hereby authorizes the transfer of its Retained Shares in the event the Collateral Agent provides the Trustee with a written notice (a “Default Notice”) that an “Event of Default” under the Indenture (an “Event of Default”) has occurred and is continuing.

(b)                                For such purposes, within a term of ten (10) Business Days after the Execution Date, each of the Retained Share Holders shall grant an irrevocable power-of-attorney in favor of the Trustee, substantially in the form of Annex “F”, so that the Trustee delegates may, individually or jointly, have authority and power on behalf of each of the Retained Share Holders, in the event the Collateral Agent provides the Trustee with a Default Notice instructing the Trustee to exercise its rights under this Clause: (i) to vote and receive dividends with respect to the Retained Shares, and (ii) to sell, transfer or otherwise dispose of the Retained Shares of each of the Retained Share Holders to the purchaser of the Contributed Shares upon their foreclosure pursuant to this Agreement.

(c)                                 Each of the Retained Share Holders hereby ratifies and confirms any and all acts or deeds which the attorneys-in-fact shall do or purport to do by virtue of the power-of-attorney provided herein, provided that they are consistent with this Agreement, following the Trustee’s receipt of a Foreclosure Request with respect thereto.

(d)                               None of the Retained Share Holders shall transfer or encumber any Retained Shares until this Trust is terminated pursuant to Clause Twenty First hereof, except as provided in this Clause Eighth and in connection with a foreclosure as provided in Clause Eleventh below.

NINTH. Contributed Shares.  (a) At all times, unless the Trustee has received from the Collateral Agent a Default Notice instructing the Trustee to revoke the power-of-attorney referred to in this paragraph (a), the Trustee shall allow each of the Settlors to exercise any voting, corporate and other rights pertaining to its Contributed Shares in the name and on behalf of the Trustee, and each of the Settlors shall exercise such rights in a manner consistent with the Voting Guidelines. For such purposes, within a term of ten (10) Business Days after the Execution Date, the Trustee shall grant a revocable special power-of-attorney in favor of each Settlor, substantially in the form of Annex “G” hereto. The

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Trustee shall not be liable for the exercise of the authorities granted in such revocable power of attorney.

(b)                                During the term of this Agreement and unless the Trustee has received from the Collateral Agent a Default Notice, each of the Settlors shall be permitted to receive directly all dividends or distributions paid in respect of, or payments in respect of the purchase, redemption, or other retirement or acquisition for value of, any Contributed Shares, except for Net Cash Proceeds of Asset Dispositions or Qualifying Dispositions and VAT Cash Proceeds which shall be applied in accordance with Section 5.18 of the Indenture, and Clause Seventh of this Agreement.

(c)                                Without prejudice of the provisions of Clause Eleventh hereof, when the Trustee receives from the Collateral Agent a Default Notice instructing the Trustee to revoke the powers-of-attorney granted hereunder in favor of each of the Settlors:

(1)                               The Trustee shall, no later than the Business Day following receipt of the Default Notice, notify the Company and each of the other Settlors in writing of such Default Notice.

(2)                               The Trustee shall immediately revoke the power-of-attorney granted to each of the Settlors pursuant to paragraph (a) above, and all voting, corporate and other rights granted to each of the Settlors with respect to the Contributed Shares according to paragraph (a) shall cease, and from such date on, the Trustee shall exercise the voting rights pertaining to the Contributed Shares pursuant to the Voting Guidelines.  In no event shall the revoking of the powers–of–attorney granted to each of the Settlors be carried out by the Trustee later than the second Business Day following receipt by the Trustee of a Default Notice, in the understanding that nothing will prevent the Trustee from revoking such powers-of-attorney on a later date. In case the Trustee (i) is not certain or convinced about the manner in which the Contributed Shares should be voted in connection with a certain specific matter on the agenda of a shareholders’ meeting of the relevant Issuing Company pursuant to the Voting Guidelines, or (ii) requires the interpretation of the Voting Guidelines, the Trustee may abstain from voting the Contributed Shares and request in writing a recommendation by the Consultant Committee on this regard no later than on the second Business Day following the date the agenda of the relevant shareholders’ meeting was notified. The Consultant Committee shall issue a specific recommendation no later than the third Business Day following the request by the Trustee or the Business Day prior to the date of the shareholders meeting.

The Trustee, shall comply at all times with the content of the specific recommendation issued by the Consultant Committee and only if such specific recommendation is evidently contrary to the purpose of this Agreement, may the Trustee make a different decision with respect to how it votes the Contributed Shares without liability and in such case, it shall be entitled to: (i) consider the specific recommendation of the Collateral Agent and the Consultant Committee; and (ii) hire

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an advisor, the fees and expenses of which shall be paid by the Settlors, that it deems appropriate to determine the way of exercising its rights with respect to the Contributed Shares in the relevant shareholders’ meeting, without incurring any liability for such action. If the Trustee decides to vote the Contributed Shares in a manner contrary to the recommendation of the Consultant Committee, it shall provide a sufficient written explanation of its reasons for voting in such manner. The written explanation by the Trustee shall be delivered to the Collateral Agent, with a copy to the Consultant Committee, no later than the third Business Day following the date of the relevant shareholders’ meeting.

The parties to this Agreement hereby expressly acknowledge and agree that the Consultant Committee and its members shall not have any liability relating to the recommendation referred to hereinabove, unless such liability results from its inexcusable negligence, bad faith, or willful misconduct.

(3) As of the date of the Default Notice, (i) any dividends or distributions paid in cash or in kind in connection with the Contributed Shares; and (ii) any profits from the Contributed Shares, whether in cash, or in kind, by negotiable instruments, and/or Shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement or any other disposition of the Contributed Shares, shall be received directly by the Trustee and shall immediately become part of the Trust Assets to secure the payment in full of the Secured Obligations.

(4)                               All dividends, distributions and payments that are received by any of the Settlors contrary to the provisions of this Clause Ninth shall be received by the Settlors as depositaries and delivered immediately to the Trustee in order to increase the Trust Assets (i) complying, at all times, with the formalities contained in articles 388 and 389 of the LGTOC (ii) directly to the Peso Revenue Account, if in Pesos, and (iii) directly to the Dollar Revenue Account, if in U.S. Dollars. The delivery of such payments to the Trustee or to the referred account shall not occur later than the Business Day following the receipt by the relevant Settlor.

(d)                               When the Trustee receives a written notice from the Collateral Agent that an Event of Default has been waived or cured (a “Cure Notice”), the Trustee shall grant new powers-of-attorney in favor of the Settlors upon the terms of paragraph (a) above, provided that, the Trustee shall use its best efforts to grant the new powers-of-attorney within the two (2) Business Days following the receipt of the Cure Notice by the Collateral Agent, it being understood that in no event shall such actions be carried out by the Trustee later than the second Business Day following receipt by the Trustee of the Cure Notice.

(e)                                All payments of cash received in respect of the Trust Assets pursuant to Clause Ninth (c) above, whether in payment of dividends or distributions paid on, or profits from the Contributed Shares or otherwise, shall immediately become part of the Trust Assets, except as otherwise expressly set forth herein; provided that if pursuant to the Indenture, such cash is to be applied by the Company in connection with a redemption of

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Notes, an offer to purchase Notes or an Excess Proceeds Offer, then the First Beneficiary shall instruct in writing to the Trustee to release such cash from the Trust Assets and deliver the same as provided in such instructions, in which the First Beneficiaries shall certify to the Trustee that such transfer and delivery shall not contravene any provision of the Indenture.

TENTH.  Covenants of the Company and the other Settlors. So long as any of the Secured Obligations shall remain outstanding and this Agreement is in full force and effect, each of the Settlors shall:

(1)                             At all times, at its own expense, defend the rights arising out of each of the Trust Assets contributed by it hereunder against any claims or demands of any Person, provided that the Trustee shall have granted sufficient powers and authority to such Settlor and unless otherwise instructed in writing by the Trustee or the Collateral Agent at any time after the delivery of a Default Notice. For such purposes, the Trustee shall, within ten (10) Business Days following the Execution  Date, grant a general revocable power-of-attorney to each Settlor with sufficient power, including general authorities for lawsuits and collections (pleitos y cobranzas) and substitution authority in order for each Settlor to defend any and all of the rights derived from each of the Trust Assets against any claim or demand, in the form of Annex “H” hereto. Each Settlor hereby agrees that, in the event the powers and authorities granted to it by the Trustee pursuant to this paragraph (1) are insufficient for purposes of defending the Trust Assets as provided for hereunder, the Settlor shall immediately notify the Trustee in writing (with a copy to the Collateral Agent) of such situation in order for the Trustee to grant the necessary additional powers and authorities to it.

The Trustee and the Collateral Agent agree (at the expense of the Settlors) to cooperate with each Settlor, upon written request by any Settlor, in any of the proceedings mentioned in the preceding paragraph, or in any other proceeding that may arise with respect to the defense of the Trust Assets.

(2)                               Execute all the necessary Trustee Contribution Agreements to perfect the transfer to the Trust Assets of any Contributed Immovable Asset pursuant to this Agreement, as well as to assign and transfer any Additional Shares, and Additional Immovable Assets to the Trustee, as provided in Clause Third (c) and Clause Sixth hereof.

(3)                               Cause any Future Subsidiary to become a Contributing Subsidiary and a Settlor under this Agreement, and fulfill its obligations hereunder.

(4)                               Immediately deliver to the Trustee, pursuant to Clause Ninth (c)(3) herein, all payments that are received by any of the Settlors contrary to the provisions of this Agreement or the Indenture.

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(5)                               Not sell, assign, trade, exchange, encumber or otherwise dispose of or transfer all or part of the Trust Assets, except as provided by this Agreement and the Indenture.

(6)                               Not create or permit to exist any liens, security interests, guarantees, charges, encumbrances, warrants, third party rights or other ownership limitations over the Trust Assets other than those permitted by this Agreement and the Indenture.

ELEVENTH.                          Foreclosure Procedure.  (a) Sale of Trust Assets.  Without limiting the other rights of the Collateral Agent hereunder, including Clauses Eighth and Ninth hereof, if the Collateral Agent provides the Trustee with a Foreclosure Request (as defined below) instructing the Trustee to exercise the remedies available to it under this Clause Eleventh, then the Trustee shall proceed in accordance with the following foreclosure procedure which is hereby agreed upon by the parties hereto, based on Article 403 of the LGTOC:

(i)  if the Trustee receives a written foreclosure request from the Collateral Agent in the form of the foreclosure request attached hereto as Annex “I” (hereinafter, the “Foreclosure Request” and the date such request is delivered to the Trustee, hereinafter, the “Date of the Foreclosure Request”) containing a description of the Event of Default that has occurred and, as a result of which, the Collateral Agent shall have requested the Trustee to sell all or any portion of the Trust Assets, as designated by the Collateral Agent in the Foreclosure Request (hereinafter, the “Designated Trust Assets”) to satisfy the Secured Obligations, then the Trustee shall proceed to sell the Trust Assets as provided below;

(ii)  the Trustee shall give notice of the Foreclosure Request (which will include a copy of the Foreclosure Request) by courier to the Company and each of the other Settlors, to the domicile indicated herein and by facsimile to the numbers indicated herein, within two (2) Business Days after the receipt by the Trustee of the Foreclosure Request;

(iii)  the Company shall have five (5) Business Days, from the date of receipt of the notice from the Trustee mentioned in paragraph (ii) above, to deliver to the Trustee evidence that the Event of Default mentioned in the Foreclosure Request has been cured, remedied or waived, or evidence of novation, term extension or payment in full of the relevant Secured Obligations (and the Trustee must request the Collateral Agent to provide a written confirmation within such five (5) Business Day period that the Event of Default has been so cured, remedied or waived or that the relevant Secured Obligations have been subject to novation, term extension or payment in full);

(iv)  in the event that (a) the Company fails to deliver the evidence mentioned in paragraph (iii) above within the time period specified therein, or (b) the Company delivers such evidence and the Collateral Agent indicates in writing to

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the Trustee that it does not concur with such evidence that the Event of Default has been so cured, remedied or waived or that the relevant Secured Obligations have been subject to novation, term extension or payment in full, the Trustee shall immediately proceed to sell the Designated Trust Assets as instructed in writing by the Collateral Agent, and as set forth in this Clause;

(v)  the Collateral Agent may appoint an independent advisor or investment bank (the “Advisor”) to organize and coordinate the bidding process contemplated herein and to prepare all relevant documentation, provided that the Collateral Agent may at any time change the Advisor (if appointed), with or without cause;

(vi) taking into account the nature of the Designated Trust Assets, the Trustee, with previous written consent of the Collateral Agent, may appoint and retain an Investment Bank (which may be the Advisor or a different one) and/or the Immovable Assets Appraiser, as the case may be.  If appointed, the Investment Bank and/or the Immovable Assets Appraiser, as the case may be (a) shall commence preparing the relevant Foreclosure Appraisals as soon as they are duly provided with the required information from the relevant Settlor, and in such case, access to the Designated Trust Assets, and (b) shall issue the Foreclosure Appraisals as soon as practicable thereafter;

(vii)  the Company and each other Settlor, as the case may be, hereby agrees to timely produce and deliver to the Trustee and any appointed Advisor, Investment Bank and/or Immovable Assets Appraiser such information (legal, financial or otherwise) reasonably requested in writing by any of them to the Trustee, which may be necessary or convenient for a potential bidder to make an informed offer; provided that, the Advisor, Investment Bank and/or Immovable Assets Appraiser (if appointed) may obtain such information from other sources. In any event, the complete information referred to in this paragraph must be delivered by the Settlors no later than fifteen (15) days following the delivery of the request therefor;

(viii)  at the written request of the Advisor, Investment Bank and/or Immovable Assets Appraiser (if appointed), the Trustee, by itself or through the Immovable Assets Appraiser shall issue and/or publish such invitations and notices to potential bidders indicating the Foreclosure Appraisal of the Designated Trust Assets, hold meetings with such potential bidders and take the actions requested by the Collateral Agent or the Advisor, Investment Bank and/or Immovable Assets Appraiser (if appointed), in connection with the submittal of bids, provided that no public notice shall be required in connection with any proceedings under this Clause and provided further, that all notices to bidders shall expressly state that the Trustee reserves the right to suspend or cancel the bidding process at any time without liability to the Trustee or any of the parties hereto. The costs and expenses derived from the actions provided in this paragraph shall be charged to the Trust Assets;

(ix) the Advisor, Investment Bank and/or Immovable Assets Appraiser (if appointed), with the approval of the Collateral Agent, shall identify potential

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bidders and conduct any pre-qualification process of potential bidders (if deemed appropriate by the Collateral Agent) and advise the Trustee and the Collateral Agent of the results thereof;

(x)  the bidders shall submit their offers in writing and in a sealed envelope to the Trustee, on the date and time established in the relevant notice, and, if so requested in such notice, together with a stand-by letter of credit issued by a recognized banking institution or a certified check issued in favor of the Trustee in an amount and upon terms determined by the Trustee (at the request of the Collateral Agent or the Advisor, Investment Bank and/or Immovable Assets Appraiser if appointed) to guarantee the performance of their bid;

(xi)  the Trustee shall open the envelopes in the presence of the bidders (unless they choose not to be present), and a notary public, on the date and time set for such purposes;

(xii)  the Trustee shall designate, as the winning bidder, the bidder that submitted the proposal which, as determined by the Collateral Agent, offers the best terms as to (including, but not limited to) price, conditions and certainty of payment to be credited against the then outstanding Secured Obligations, it being understood that such determination by the Collateral Agent shall be considered conclusive and irrevocable for all legal purposes;

(xiii)  the winning bidder shall pay to the Trustee the purchase price for the Designated Trust Assets, and the Trustee shall transfer the Designated Trust Assets upon such payment, within fifteen (15) Business Days after designation of the winning bidder (at the request of the Advisor, Investment Bank and/or Immovable Assets Appraiser, if appointed, or the Collateral Agent);

(xiv)  in the event that the winning bidder fails to pay the purchase price within such fifteen (15) Business Day period, the stand-by letter of credit or certified check delivered thereby, as the case may be, shall inure to the benefit of the Trust Assets and shall be applied to pay the Secured Obligations, as provided in this Clause;

(xv)  upon expiration of the fifteen (15) Business Day period referred to in paragraph (xiii) above without the proposed purchase price being paid, the Trustee, within the following three (3) Business Days, shall notify the bidder who, as determined by the Collateral Agent, offered the second best terms, conditions and certainty of payment; if such bidder maintains its initial offer, it shall be granted a period of time (as determined by the Collateral Agent) to pay the purchase price to the Trustee; if the second best bidder does not maintain its offer, the Trustee by itself or through the Advisor, Investment Bank and/or Immovable Assets Appraiser, shall continue contacting all bidders in the order of highest to lowest offers, following the procedure specified above; and

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(xvi)  if the sale of the Designated Trust Assets is not made to any of the bidders pursuant to the procedures specified above, the Trustee shall undertake a new bidding process following the foregoing steps, until the sale of the Designated Trust Assets is completed.

For purposes of this paragraph (a), the parties hereby agree that (1) the Collateral Agent may, at any time during such foreclosure proceeding, instruct the Trustee in writing either to suspend or cancel such proceeding or to not accept any bid submitted by any bidder and (2) the Collateral Agent shall be obligated to instruct the Trustee to cancel the foreclosure proceeding contemplated herein if, at any time during such proceeding, the Event of Default is cured, remedied or waived, or if the Settlors pay in full the then outstanding Secured Obligations, which shall be confirmed by the Collateral Agent to the Trustee in writing. The Trustee shall not assume any liability if such proceeding was suspended at the Collateral Agent’s instructions and shall be indemnified by the Settlors, in the event it is sued by any participant in the bidding process described herein, by any bidder or other person as consequence of the cancellation of this process, except for willful misconduct or inexcusable negligence by the First Beneficiary.

(b)                                Application of Sale Proceeds.  The net cash proceeds from the sale of all or part of the Designated Trust Assets pursuant to paragraph (a) above, shall be delivered to the Trustee, who shall proceed as instructed in writing by the Collateral Agent, provided that such proceeds shall be applied by the Trustee pursuant to the instructions given by the Collateral Agent pursuant to the Indenture and the Notes which shall take into account the payment of any fees, expenses and indemnifications pending to be paid to the Trustee under this or any related agreement.

(c)                                Payment of Secured Obligations. Each of the Settlors hereby expressly acknowledges and agrees that, upon the existence of a Event of Default, the First Beneficiary and the Trustee may use the proceeds of all or any part of the Trust Assets (including any amounts in the Dollar Revenue Account and in the Peso Revenue Account) to pay the Secured Obligations pursuant to this Agreement and the Indenture.

(d)                               Instructions.  The parties agree that the First Beneficiary shall be exclusively entitled to initiate, suspend or cancel the foreclosure procedure contemplated in this Clause and to instruct the Trustee with respect thereto. As to any matters not expressly contemplated in respect of the foreclosure procedure contemplated herein, the Trustee shall act only pursuant to the written instructions of the First Beneficiary.

(e)                                Foreclosure Appraisal.  In case the Trustee, following the instructions from the Collateral Agent, decides to appoint and retain the Investment Bank and/or the Immovable Assets Appraiser, the initial bidding process carried out pursuant to this Clause Eleventh shall commence indicating the foreclosure appraisal for every Designated Trust Asset (the “Foreclosure Appraisal”), which shall be prepared as follows:

(1)                              In the case of Contributed Shares, the Trustee, at the direction of the Collateral Agent, shall appoint and retain the United States-based

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branch of any of the following investment banks selected by the Company: J.P. Morgan Securities, Bear Stearns & Co., Credit Suisse First Boston Corporation, Houlihan Lokey Howard & Zukin Capital, Lehman Brothers, Merrill Lynch & Co., or Morgan Stanley & Co., their respective successors or any of its Mexican affiliated entities (the “Investment Banks”), who will calculate the value of the Contributed Shares, and may take into account, for such calculation, the applicable control premiums. The Foreclosure Appraisal for Contributed Shares shall be the appraisal issued by the retained Investment Bank; and

(2)                              In the case of Contributed Immovable Assets, the Trustee, at the direction of the Collateral Agent, shall appoint and retain one (1) prestigious Mexican appraisal firm with expertise in promoting and selling Immovable Assets (the “Immovable Assets Appraiser”), and will rely on it to perform the foreclosure activities contained in this clause with respect to the Contributed Immovable Assets considered for purposes of this Agreement as Designated Trust Assets. The activities of the Immovable Assets Appraiser shall be the following: (i) calculate the value of the relevant Contributed Immovable Asset and elaborate a written appraisal; (ii) participate and carry out all actions related to the foreclosure procedure described herein; (iii) promote and commercialize the relevant Contributed Immovable Assets; (iv) carry out the formalities and actions related to the preparation of the foreclosure, promotion, commercialization and sale of the Contributed Immovable Assets, including its regularization in payment of taxes, charges and all other administrative actions; (v) identify and select the participants in the bidding process; and (vi) perform any other necessary activities for the adequate foreclosure and sale of the relevant Contributed Immovable Assets. The Foreclosure Appraisal with respect to the Contributed Immovable Assets shall be the appraisal issued by the retained Immovable Asset Appraiser.

All the fees, costs and expenses related to or arising from the foreclosure proceeding contained in this Clause, as well as from the Foreclosure Appraisals shall be paid in full with the proceeds of the Trust Assets.

(f)                                  Legal Provisions. Each of the parties hereto acknowledges and agrees that the foreclosure of the Designated Trust Assets under this Clause shall be subject to, as applicable, (i) provisions of Mexican law requiring the authorization by and/or notification to the Foreign Investments National Commission and/or the Federal Competition Commission of Mexico and (ii) the Existing Restrictions.  Furthermore, each of the Settlors agrees to use its best efforts in order to obtain any necessary and proper governmental authorizations and waivers of Existing Restrictions required for the foreclosure and sale of the Designated Trust Assets under this Agreement and for such purpose, each of the Settlors shall authorize the Trustee to take all such actions, by itself or through a third party,

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in the name of the Settlors as may be necessary or desirable in the Trustee’s sole discretion to effect such foreclosure.

(g)                               No Liability.  Neither the First Beneficiary nor the Trustee agrees to assume, nor shall either assume, any responsibility or liability of any nature, express or implied, with respect to the accuracy or completeness of the information delivered by any of the Settlors to potential bidders in connection with the sale of the Designated Trust Assets, except directly arising out of their respective inexcusable negligence, bad faith or willful misconduct.

(h)                               Value Added Taxes and Other Taxes.  The purchaser of all or a portion of the Designated Trust Assets pursuant to the foregoing provisions shall pay to the Trustee any applicable value added taxes and any other applicable taxes that arise as a result of the transfer of the Designated Trust Assets, which the Trustee will deliver to the Company.  The Settlors shall file the corresponding tax returns and make payments to the tax authorities in accordance with applicable law. If the relevant Settlor does not comply with the obligations contained above and, as a result, the Trustee is formally demanded by the competent authorities to make any of such payments to the tax authorities, the Trustee shall make the corresponding payments with the proceeds of the Trust Assets with no liability whatsoever. The Settlors, jointly and severally shall defend and hold harmless the Trustee from any liabilities and damages related to such tax payments (including reasonable attorneys and tax advisors’ fees) derived from the execution or compliance with this Clause.

(i)                                   Other Procedures. The parties hereto acknowledge that the First Beneficiary hereby reserves the right to pursue any foreclosure procedure to enforce its rights under this Agreement through any other legal procedure available to it under applicable law.

Notwithstanding the above, each of the parties hereto acknowledges and agrees that the Settlors shall have the right, at any time prior to the completion of the foreclosure (but not later than any time that could delay or impede such foreclosure), to pay in full the Secured Obligations or to designate a Person to make such payment.  In such case, any and all costs and expenses derived from any actions related to the foreclosure pursuant to this Clause Eleventh taken by the Collateral Agent or Trustee or any third party participating in the bid of the Designated Trust Assets, shall be borne exclusively by the Settlors.

Pursuant to Article 403 of the LGTOC, each Settlor hereby expressly acknowledges and agrees to the terms and conditions set forth in this Clause Eleventh, regarding the non-judicial foreclosure procedure conveyed by the parties to this Agreement.

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THE SETTLORS

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact.	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact.	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

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By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

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Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

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By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TWELFTH.  Voluntary Sale of Trust Shares. At all times, unless the Trustee has received from the First Beneficiary a Default Notice, the parties acknowledge that the Company and the Settlors may propose in writing to the First Beneficiary the sale of any of the Trust Assets to a third party (the “Proposed Transferee”). Following such proposal, the First Beneficiary shall instruct the Trustee, if such sale is permitted or allowed under the Indenture, which shall be certified to the Trustee by the First Beneficiary in such instruction, to take all necessary actions to consummate such sale to the Proposed Transferee; provided, that, the Trustee shall have no obligation to ascertain whether such sale is permitted or allowed by the Indenture. The Trustee shall apply the proceeds of such sale as instructed in writing by the First Beneficiary pursuant to the Indenture and the Notes.

THIRTEENTH. Legal Obligations.  (a)  Pursuant to Article 400 of the LGTOC, the parties hereto expressly acknowledge and agree that (i) the Trustee will possess the Contributed Shares during the term of this Agreement, and the costs and expenses necessary for the conservation, administration and collection of the rights derived therefrom will be paid by the relevant Settlor, and (ii) the relevant Settlors will retain the physical possession of the Contributed Immovable Assets and the contributed assets adhered or otherwise incorporated thereto as depositor. Hence, the relevant Settlor shall preserve the Contributed Immovable Assets as if it was the owner of such assets, shall not use them for a different purpose other than in connection with its ordinary course of business, and shall be liable for the damages caused to third parties derived from the use, possession or transfer of the Contributed Immovable Assets. Additionally, the costs and expenses necessary for the conservation, repairs, maintenance, and administration of the Contributed Immovable Assets, will be paid by the relevant Settlor.

The Settlor in possession of the relevant Contributed Immovable Asset shall be responsible for the damages and losses that such assets may cause to third parties, and the Trustee and the First Beneficiary shall not be liable for such damages and losses. Therefore, the relevant Settlor shall hold harmless the Trustee and the First Beneficiary with respect to any claim made by third parties and indemnify the Trustee and the First Beneficiary for any damage or loss caused as consequence of such claims and reimburse the expenses and costs, including reasonable legal fees incurred by them as a consequence of any claim made by third parties.

(b)                               The Settlors shall purchase and maintain the Insurance Policies with respect of the Trust Assets (or any portion thereof) until the Secured Obligations are paid in full and provide the Trustee with a copy of such policies in which the Trustee is the beneficiary.

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FOURTEENTH. Trustee’s Liability; Protection and Defense of the Trust Assets. (a) The Trustee agrees to manage the Trust Assets, according to the terms of this Agreement, to comply with its obligations and to exercise its rights hereunder pursuant to the terms hereof and as a good pater familiae, according to Mexican law.

(b)                                Subject to paragraph (g) below, the parties hereto agree that the Trustee will not be liable for any act or omission, including, without limitation, the failure to receive written instructions that are not delivered in accordance with the terms of this Agreement, of any other party to this Agreement or of any third party that may result in the failure to achieve the purposes set forth in this Agreement, except as a result of negligence, bad faith or willful misconduct of the Trustee.

(c)                                 Should the Trust Assets be insufficient to satisfy the Secured Obligations, the Trustee shall have no responsibility to make any contributions to this Trust or to make any payments in respect of the Secured Obligations. The parties agree that the Trustee shall not assume any personal payment liabilities with its own assets, and its liability hereunder is limited to satisfying or paying liabilities arising hereunder out of the assets or rights held in trust, up to the amount of the Trust Assets, except in the event of its inexcusable negligence, bad faith or willful misconduct.

(d)                                If the Trustee shall receive a judicial or other notice or claim with respect to this Trust or the Trust Assets, or if the Trustee shall have knowledge of any fact that may affect legal title to the Trust Assets, the Trustee shall advise the Company, the Contributing Subsidiaries and the First Beneficiary in writing and forward a copy of any such notice or a description of any such fact to the Company, the Contributing Subsidiaries and the First Beneficiary, no later than the Business Day following the day such notice shall have been received or the day on which the Trustee shall have acquired such knowledge, as the case may be.

Without limiting the foregoing, the Settlors shall (i) concurrently give to the Trustee copies of all notices in respect of Trust Assets given by Settlors to the First Beneficiary pursuant to the Indenture and (ii) if applicable, advise the Trustee in writing of the person selected by Settlors to be in charge of exercising the rights or carrying out the defense (with the express consent of the First Beneficiary to the extent otherwise required herein or in the Indenture) of the Settlors in respect of the subject matter of such notice, provided that the failure to provide to the Trustee a copy of a notice properly delivered to the First Beneficiary or of the name of such person shall not be a separate Event of Default under the Indenture or this Agreement.  Upon receipt of the name of such person the Trustee shall grant the necessary powers of attorney. In these cases, the Trustee shall not be liable for the performance of the appointed person, nor for the corresponding fees and expenses, but it shall grant the necessary powers of attorney and documents and carry out any necessary actions related to the above.

(e)                                 Upon the occurrence of the events mentioned in the preceding paragraph, the Trustee shall have the obligation to grant to the Company the necessary powers-of-attorney to defend the Trust Assets against any legal claims, pursuant to the terms of Clause Tenth

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(1), unless, prior to the occurrence and continuance of an Event of Default, the Settlor, and upon the occurrence and during the continuance of an Event of Default, the First Beneficiary instructs the Trustee in writing to grant such powers-of-attorney to a different Person in connection with such defense. The Trustee shall not be liable for the acts of the attorneys-in-fact appointed by it in accordance with this Agreement or for the payment of the relevant fees and expenses, which payment shall be paid by the Company.

(f)                                   Should an action be necessary to protect and maintain title to the Trust Assets, the Trustee shall be obligated to initiate any immediate action, as soon as practicable, and as required to protect the Trust Assets, and all the costs and expenses shall be charged to funds existing as part of the Trust Assets; it being understood, that the Company and the other Settlors agree to deliver to the Trustee, as soon as practicable and as applicable, the necessary funds, and to reimburse all reasonable and documented costs and expenses incurred by the Trustee in connection with the initiation of the aforementioned action, in order for the Trustee to continue with such action.

(g)                                The Trustee shall not be liable for any action it takes pursuant to the written instructions, notifications and/or notices given to it by the Company, the First Beneficiary or the Second Beneficiaries, as the case may be, to the extent any such party is entitled to give instructions to the Trustee, in accordance with this Agreement and its Annexes; the Trustee shall be liable if acting with negligence, bad faith or willful misconduct or contrary to the provisions of this Agreement.

(h)                                The Trustee shall not be liable for the assets of the Trust Assets which are not placed into Trust with the Trustee pursuant to the terms of this Agreement.

(i)            Notwithstanding any other limitations to the Trustee’s liability hereunder, the parties hereto agree that the Trustee shall not be liable for, or have any duty to ascertain, verify or inquire into any of the following:

(i)            any statement or recital hereunder made by the First Beneficiary or the Second Beneficiaries;

(ii)           the contents of any certificate, report or other document delivered hereunder or in connection herewith by the First Beneficiary or the Second Beneficiaries;

(iii)          the performance and compliance by the First Beneficiary or the Second Beneficiaries of any of their covenants or agreements set forth herein;

(iv)          the validity, enforceability, effectiveness or genuineness of the Indenture, the Notes, the Guarantees or the other Collateral Documents and the possession, identification, management and use of the assets assigned and transferred by the Company and the other Settlors to the Trustee pursuant to Clause Second, Third (c) and Sixth hereof, including without limitation, the Contributed Immovable Assets with all of its and

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their present and future assets, to be built, fixed, installed, or located thereon;

(v)           the occurrence and continuance of any Event of Default as determined by the First Beneficiary or if any Event of Default has been cured to the satisfaction of the First Beneficiary; and

(vi)          the registration of this Agreement in the corresponding public registries pursuant to the terms of Clause Thirtieth hereof.

FIFTEENTH.  Indemnity. The Company and each of the other Settlors hereby agree, whether or not the transactions herein contemplated are consummated, to jointly and severally indemnify and hold harmless the Trustee, the First Beneficiary, and each of their respective trustee delegates, officers, directors, employees, representatives, attorneys, and agents (collectively, the “Indemnified Persons”) from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs and expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, or in connection with any investigation, litigation or other proceeding or inquiry (whether or not such Indemnified Person is a party thereto), in each case, related to the entering into and/or performance of any provision of this Agreement or the consummation of any transactions contemplated herein, including, without limitation, the payment or restitution of any damages that any Indemnified Person may have suffered as a result of its participation in any of the transactions contemplated herein, as well as the reasonable and documented fees and disbursements of counsel selected by such Indemnified Person incurred in connection with any such investigation, litigation or other proceeding or in connection with enforcing the provisions of this Clause Sixteenth (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses, fees and disbursements to the extent incurred by reason of the inexcusable negligence, bad faith or willful misconduct of the Indemnified Person, as determined  in a final non-appealable judgment by a court of competent jurisdiction).

SIXTEENTH.  Mandatory Provision Regarding the Trustee’s Liability.  Pursuant to Article 106, XIX, b) of the Law of Credit Institutions, the Trustee represents that it has explained clearly and without doubt to the parties hereto, the terms, legal meaning and consequences of such Article, which reads as follows:

“ARTICLE 106.  Credit institutions shall be prohibited to:

XIX.                         When entering into the operations referred to in section XV of article 46 of this Law:

(b)       To respond to the Settlors, principals or agents, of any breach by the debtors, for loans granted thereto, or on behalf of issuers, for securities acquired, unless it is due to their fault, as set forth in the last paragraph of article 391 of the General Law on Negotiable Instruments and Credit

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Operations, or to guarantee obtaining certain returns in connection with funds, the investment of which is requested therefrom.

If upon termination of the trust agreement, mandate or agency established to grant loans, any such loans shall have not been repaid by the debtors, the institution shall transfer them to the settlor or the beneficiary, as the case may be, or to the representative or agent, without repaying any outstanding amounts.

Any agreement contrary to what is set forth in the two preceding paragraphs shall not have legal validity.

In any trust agreements, mandates or agencies, the prior paragraphs shall be inserted conspicuously as well as a representation from the institution to the effect that it has, clearly and without doubt, made its meaning be known to the persons from which it has received assets for investment.”

SEVENTEENTH.  Replacement of the Trustee. (a) Subject to paragraph (d) below, the Trustee may resign as trustee hereunder by means of a written notice delivered to the Settlors and the First Beneficiary at least ninety (90) calendar days prior to the effective date of its resignation. Subject to paragraph (c) below, the Trustee may be removed, with or without cause, by means of written notice delivered by the First Beneficiary at least ten (10) calendar days in advance.

(b)                               If the Trustee shall cease to act as trustee under this Agreement due to an anticipated termination of its duties in accordance with paragraph (a) above, the Trustee shall prepare account statements, balances and accounts related to the Trust Assets, which shall be delivered within thirty (30) calendar days following its delivery of notice to the Settlors and the First Beneficiary or within ten (10) calendar days following its receipt of notice from the First Beneficiary.

(c)                                The First Beneficiary shall be entitled to appoint any successor Trustee; provided that, so long as no Event of Default shall have occurred and be continuing, the Settlors shall have given their written consent to any such appointment within the ten (10) calendar days following the date the Settlors shall have received notice of such appointment, which consent may not be unreasonably withheld and which consent shall be deemed given if the Settlors do not object to such appointment within the above mentioned period.

(d)                               The First Beneficiary and the Settlors shall make their best efforts to replace the Trustee during the ninety (90) or ten (10) calendar day terms provided in paragraph (a) above, as the case may be. Consequently, the Trustee agrees that, in case of its resignation, the Trustee shall continue acting as trustee pursuant to the terms of this Agreement until a successor trustee has been appointed, provided such appointment takes place during the ninety (90) or ten (10) calendar day period set forth in paragraph (a) above.

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(e)                                Any successor trustee shall have the same rights and obligations as the Trustee hereunder and shall be deemed the “Trustee” for all purposes of this Agreement.

EIGHTEENTH. Fees and Expenses of the Trustee.  The Company agrees to pay to the Trustee the fees specified in Annex “J” hereto, and all reasonable and documented out-of-pocket costs and expenses incurred or paid thereby in connection with the execution, administration, compliance with and discharge of its obligations hereunder, and the Trustee agrees to issue the relevant invoice to the Company against such payment.

NINETEENTH. Taxes.  Any and all taxes (including, without limitation, any income taxes, applied through a withholding or in any other manner, sales taxes, value added taxes, property taxes and asset taxes), contributions, fees, duties or assessments, of any nature, imposed on or with respect to the Trust Assets, this Trust or in connection with the compliance by the Trustee with the purposes of this Trust shall be payable by the relevant Settlor, depending on the Person obligated to pay such taxes, provided that the Trustee shall not be responsible for the calculation, withholding and payment of any taxes, contributions, fees, duties or assessments except if required by applicable law. Notwithstanding the foregoing, in no event shall any of the Settlors be liable under this Clause Twentieth for any tax, contribution, fee, duty or assessment imposed on the Trustee in its individual capacity, as opposed to its capacity as administrator of the Trust Assets, or calculated based on income received by the Trustee for its own account.

In the event the Settlors do not comply with their respective obligations contained in this Agreement, and the Trustee is formally requested by the competent authorities to make any of the payments contemplated herein, the Trustee may make the corresponding payment with any of the cash amounts that are part of the Trust Assets with no liability whatsoever.

The Company or the relevant Settlor shall provide the Trustee, if it so requests it to comply with applicable law or with an order or other determination of a competent authority, the necessary documents to prove the compliance with its tax obligations, to the extent applicable.

If for any reason the Trustee is notified by any tax authority of any interpretation, order or determination that the activities of this Trust are taxable and therefore the Trustee is required to withhold and pay any taxes as a consequence of this Trust or any activity related hereto, the Company and the Settlors shall, jointly and severally, defend and hold harmless, assist and give the necessary funds to the Trustee in order to comply with applicable laws. The Trustee shall not be liable for any such withholding and payments and if it is fined or sanctioned as a consequence thereof, and the Company or the Settlors shall immediately compensate any costs or expenses incurred by the Trustee in such regard. The Trustee shall have at all times, charged against the Trust Assets, the right to be represented by its attorneys, advisors, tax advisors in relation to any tax obligations.

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The Company and the Settlors shall defend and hold harmless the Trustee against any liabilities and damages related to the payment of taxes (including reasonable fees and expenses of tax advisors and attorneys) derived from the execution or compliance with this Agreement.

TWENTIETH.  Reports; Inspections. (a) For as long as this Agreement remains in effect, the Trustee hereby agrees to provide to the First Beneficiary and the Second Beneficiaries monthly statements, within ten (10) Business Days after the end of each calendar month, with respect to the assets constituting the Trust Assets, as well as any investments with respect thereto.

(b)                               The Trustee also agrees to provide to the First Beneficiary and the Second Beneficiaries all the information reasonably requested in writing by any of them in connection with this Agreement and the Trust Assets.

TWENTY FIRST.  Duration and Irrevocability.  (a) This Agreement shall be irrevocable and shall remain in full force and effect until all Secured Obligations are satisfied and paid in full, which shall be certified in writing by the First Beneficiary (which certification shall not be unreasonably withheld or delayed), upon request by the Company, and may not be terminated, except (i) upon the occurrence of any of the events contemplated in Article 392 of the LGTOC (except the event contemplated in section VI of such Article, considering this is an irrevocable trust created with the purpose of securing the payment in full of the Secured Obligations) or (ii) if all of the Trust Assets are sold pursuant to the terms hereof.

(b)                               The parties hereto agree that, following the date on which the Secured Obligations are paid in full in cash, or the Collateral Agent releases part or all of the Trust Assets pursuant to the terms and conditions of the Indenture, the Trustee shall return to the relevant Settlor the Share certificates (or portion thereof, as applicable), and the parties hereto shall cancel the endorsement of the Contributed Shares (or portion thereof, as applicable), as well as the registration in the relevant registries or books of the Issuing Companies, and in the relevant Public Registries.

(c)                                The Settlors shall have the right to obtain a release of all or part of the Trust Assets pursuant to and in accordance with the terms and conditions of the Indenture, and, except as set forth in the Indenture, the Settlors shall not have any right to obtain a release of all or part of the Trust Assets.

TWENTY SECOND. Reversion. After termination of this Agreement in accordance with its terms, and after the payment of any fees, expenses and indemnifications pending to be paid to the Trustee under this or any related agreement, all remaining Trust Assets shall revert to the Settlors pursuant to their respective contribution and the Trustee shall carry out all necessary actions to terminate this Agreement as provided in Article 393 of the LGTOC.

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TWENTY THIRD.  Further Assurances.  For as long as this Agreement remains in effect, the Settlors agree that they will take the actions that, in the reasonable opinion of the First Beneficiary, may be necessary to (i) maintain in full force and effect the security interest created hereby or to allow the Trustee to take any and all actions specified in this Agreement, (ii) protect the rights of the First Beneficiary hereunder and enable the First Beneficiary to exercise and enforce its rights and remedies hereunder and (iii) carry out any other action necessary to comply with the purposes of this Agreement, including, without limitation, executing and delivering such further instruments and documents and taking such further actions as may be necessary for the purpose of obtaining or preserving the rights under each of the Trust Assets.

TWENTY FOURTH. Notices.  Any request, demand, authorization, direction, notice, consent or waiver of any party hereto to be made upon, given or furnished to:

(a)                                the Company or any other Settlor, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the Company and any other Settlor addressed to it at Avenida de la Cúspide, No. 4755, Colonia Parques del Pedregal, 14010 Mexico, D.F., Attention: Chief Financial Officer, telephone number (52-55) 5629-8866, facsimile number (52-55) 5629-8899, with a copy to: Haynes & Boone, S.C., Blvd. Manuel Avila Camacho 40, Desp 1801, Colonia Lomas de Chapultepec, 11000, México, D.F. Attention: Romualdo Segovia, telephone number (52-55) 5540-5558, facsimile number (52-55) 5540-0630, or at any other address previously furnished in writing to the Trustee and to the Collateral Agent by the Company or any other Settlor, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the Company, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the Company, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the Company,

(b)                               the First Beneficiary or the Collateral Agent, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the First Beneficiary or the Collateral Agent, addressed to it at the principal office of the First Beneficiary or the Collateral Agent located at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attn: Corporate Trust Trustee Administration, telephone number (212) 815-5346, facsimile number (212) 815-5803, or at any other address previously furnished in writing to the Company and the Trustee by the First Beneficiary or the Collateral Agent, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the First Beneficiary or the Collateral Agent, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the First Beneficiary or the Collateral Agent, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the First Beneficiary or the Collateral Agent, or

(c)                                the Trustee, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the Trustee, addressed to it at the principal office of the Trustee located at Paseo de las Palmas

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No. 405, Torre Optima, Piso 14, Colonia Lomas de Chapultepec, México, D.F., C.P. 11000. Attn. División Fiduciaria, Marcela Pino y/o Héctor Loyo, telephone number (5255) 5540-9522, facsimile number (5255) 5283-1620, or at any other address previously furnished in writing to the Company and to the First Beneficiary and the Collateral Agent by the Trustee, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the Trustee, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the Trustee, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the Trustee.

TWENTY FIFTH. Amendments.  This Agreement may not be amended, supplemented, waived or otherwise modified except by means of a written public instrument signed by each of the parties hereto, provided that any amendment of, or supplement, waiver or modification to, this Agreement shall be effected in accordance with and pursuant to the terms and conditions of the Indenture.

TWENTY SIXTH. Assignment.  The parties hereto may not encumber, assign or otherwise transfer in full or in part, their rights and obligations hereunder.  Notwithstanding the foregoing, each of the Trustee and the Collateral Agent may assign or otherwise transfer its rights and obligations hereunder to a successor trustee or collateral agent pursuant to and in accordance with the terms and conditions of the Indenture.

TWENTY SEVENTH. Severability.  If any one or more of the covenants, agreements or other provisions provided in this Agreement on the part of the parties hereto to be performed hereunder should be determined by a court of competent jurisdiction to be contrary to law or unenforceable, such covenant, agreement or other provision shall be deemed and construed to be severable from the remaining covenants, agreements and provisions herein contained and shall in no way affect the validity of the remaining covenants, agreements and provisions of this Agreement.

TWENTY EIGHTH. Governing Law; Jurisdiction. For all matters regarding the interpretation and/or enforcement of this Agreement, each of the parties hereto submits itself to the applicable provisions under the laws and regulations of Mexico. For any controversy or proceedings arising from this Agreement, each of the parties hereto agrees to submit itself to the jurisdiction of the courts of Mexico City, Federal District and hereby expressly waives its rights to any other forum or jurisdiction afforded to it by law.

TWENTY NINTH. Conversion. The Secured Obligations are monetary obligations denominated in U.S. Dollars. In order to secure and pay such Secured Obligations, any amounts received by the Trustee pursuant to this Agreement denominated in Pesos in excess of U.S.$10 million (ten million U.S. Dollars) shall be converted by the Trustee into U.S. Dollars, in the understanding that the Trustee shall make such conversions with the exchange rate offered by Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero similar to the exchange rate used by Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero on whole sale purchases of Dollars on that date. The Trustee shall make the foreign exchanges in accordance with the

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above, only if permitted by the applicable legal provisions. All the necessary transactions of foreign exchanges of this Agreement shall be made at 11:00 a.m., at the latest (Mexico City time) on the date in which such transaction shall be made. The Trustee shall transfer any amounts so converted into the Dollar Revenue Account.

THIRTIETH.  Registration of this Agreement. The Settlors shall file this Agreement or the Trustee Contribution Agreements containing the transfer of the Contributed Immovable Assets with the corresponding Public Registries of Property pursuant to the terms of Annex “A”, as well as with any other property or commercial public registries that may be required or convenient (according to the reasonable judgment of the Collateral Agent or the Trustee) from time to time in order for the security interests created hereby to be effective against third parties.  Any registration fees and related expenses shall be borne by the Company.  The Settlors shall take all actions that are necessary to provide the Trustee and the First Beneficiary evidence that this Agreement has been registered before the relevant public registries, immediately after the registration has been made.

THIRTY FIRST. Translation of the Indenture. The parties hereto expressly agree that the Spanish translation of the Indenture attached hereto as Annex “B” may be used in a proceeding in connection with this Agreement.

THIRTY SECOND. Translation of the Guaranty Trust. The parties hereto expressly acknowledge that the First Beneficiary shall receive a certified English translation of this Agreement.

THIRTY THIRD. Headings.  The headings used in this Agreement are for convenience of reference only and shall not be used to interpret or to construe any of the provisions of this Agreement.

THIRTY FOURTH. Counterparts. The parties agree that this Agreement may be executed in multiple counterparts, one for each of the parties hereto, all being one and the same instrument.

THIRTY FIFTH. Entire Agreement.  This Agreement, together with the Notes, the Indenture, the Guarantees and the other Collateral Documents, and the Exhibits, Annexes and Schedules hereto and thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof, and supersedes all prior agreements, understandings or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

THIRTY SIXTH.  Capacity of the Collateral Agent.  The Settlors hereby expressly and irrevocably (i) acknowledge that the Collateral Agent has all necessary appointments, legal capacity and authority to act in the name and on behalf of the holders of the Notes for all matters arising from or relating to this Agreement and (ii) waive their respective rights to carry out any action challenging the legal existence, appointments, legal or other capacity and authority of the Collateral Agent to act in the name and on behalf of the holders of the

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Notes, and (iii) acknowledge that the institution acting as Collateral Agent hereunder (a) is acting solely as agent for, and in the name and on behalf of, the holders of Notes; and (b) assumes no responsibility or liability of any kind, whether direct or indirect, express or implied, under or in connection with any of the Secured Obligations or any agreements or other documents relating to the Secured Obligations.

THIRTY SEVENTH.  No Election of Remedies.  Nothing contained in this Agreement shall require the Trustee to foreclose on any of the Trust Assets under this Agreement before foreclosing on the collateral or trust assets under any of the other Collateral Documents, or to foreclose on any of the collateral or trust assets under any other Collateral Document before foreclosing on the Trust Assets under this Agreement, all of which shall be in the Trustee’s sole discretion, unless otherwise directed by the Secured Parties.

[Remainder of page intentionally left blank]

36

The parties have executed this Agreement in Mexico City, Federal District, on August 11, 2004.

SETTLORS

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

37

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

38

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

39

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

40

FIRST BENEFICIARY/COLLATERAL AGENT

The Bank of New York

By:
Name: Paulina Trueba Almada
Title: Attorney-in-Fact

41

TRUSTEE

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By: Héctor Loyo Urreta
Title: Trustee Delegate

42

List of Annexes and Schedules

Annexes

“A”

List of Settlors, Representatives of Settlors, Contributed Shares, Existing Share Restrictions, other Shares owned by Settlors, Retained Shares, Retained Share Holders, Contributed Immovable Assets, Existing Immovable Assets Restrictions

“B”	Copy of the Indenture
“C”	Copies of the Power of Attorney of the Settlors
“D”	Consultant Committee and Voting Guidelines
“E”	Form of Certificate of Contribution of Additional Shares, and Additional Immovable Assets
“F”	Form of Power-of-Attorney granted by each Retained Share Holder to the Trustee– Clause Eighth (a)
“G”	Form of Power-of-Attorney granted by the Trustee to the Settlors – Clause Ninth (a)
“H”	Form of Power-of-Attorney granted by the Trustee to the Settlors – Clause Tenth (1)
“I”	Form of Foreclosure Request
“J”	List of Fees of the Trustee

Schedules

“1”	Pending debts or any tax, labor or any other obligations that may constitute a lien with preference in payment to the Trust.

43

Annex A

List of Settlors, Representatives of Settlors, Contributed Shares, Existing Share
Restrictions, other Shares owned by Settlors, Retained Shares, Retained Share
Holders, Contributed Immovable Assets, Existing Immovable Assets Restrictions,

[Include the Annex provided by the Company]

44

Annex B

Copy of the Indenture

[TO BE INSERTED WHEN READY]

45

Annex C

Copies of the Power of Attorney of the Settlors

46

Annex D

Consultant Committee and Voting Guidelines

This Annex “D” provides the Voting Guidelines, as well as the organization, operation, authorities and duties of the Consultant Committee created pursuant the Irrevocable Administration and Guaranty Trust Agreement Number F/00087, dated August 11, 2004, (the “Agreement”) entered into by and among Grupo TMM, S.A., certain direct and indirect subsidiaries of Grupo TMM, S.A., The Bank of New York, and Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

I.                                        Voting Guidelines.

These Voting Guidelines are the principal instructions under which the Trustee shall vote the Contributed Shares, as well as any Retained Share that it is entitled to vote, if and when the Trustee receives from the Collateral Agent a Default Notice instructing the Trustee to revoke the powers-of-attorney granted hereunder in favor of each of the Settlors,  pursuant paragraph (c) of Clause Ninth of the Agreement. In the interpretation of these Voting Guidelines, the Trustee shall act as a bonus pater familiae.

The parties to the Agreement hereby expressly acknowledge and agree that the Trustee and its delegates and representatives shall not have any liability relating to the decision on the voting of the Contributed Shares and the Retained Shares made pursuant to these Voting Guidelines, unless such liability results from its or their inexcusable negligence, bad faith or willful misconduct, as determined by a Mexican authority in a final and definitive judgment.

(a)                                Purpose of the Agreement. The primary concern that the Trustee shall consider for the decision regarding the manner in which the Contributed Shares and the Retained Shares shall be voted, is the purpose of the Trust, which is to guarantee and secure the Secured Obligations with the Trust Assets, as provided in the Indenture, as well as to provide for the management of the Trust Assets by the Trustee as provided in the Agreement.

Hence, the decision for the voting of such shares shall, in first place, satisfy the interest of the Secured Obligations in favor of the First Beneficiary, for the benefit of the Secured Parties. Consequently, and given to the irrevocable nature of the Agreement, the interest of the First Beneficiary shall prevail, at all times, over any particular interest of the Company, the other Settlors and/or any third party.

(b)                               Conservation of the Trust Assets. If the Trustee has received a Default Notice but it has not received a Foreclosure Request under Clause Eleventh of the

47

Agreement, the Trustee shall vote the Contributed Shares and the Retained Shares in the manner considered by the Trustee as the most appropriate or convenient for the conservation of the Trust Assets as guarantee and security for the Secured Obligations pursuant to the Agreement.

(c)                                Foreclosure Procedure.  If the Trustee has received a Foreclosure Request pursuant to Clause Eleventh of the Trust Agreement, the Trustee shall vote the Contributed Shares, as well as any Retained Shares, in the manner considered by the Trustee as the most appropriate or convenient in order to facilitate and expedite the Foreclosure Procedure provided in Clause Eleventh of the Trust Agreement for the prompt and adequate payment in full of the Secured Obligations in favor of the First Beneficiary, for the benefit of the Secured Parties. Furthermore, the Trustee shall avoid voting the Contributed Shares and the Retained Shares in any manner that may impede or result in a delay of the foreclosure of such shares pursuant to such Foreclosure Procedure.

(d)                               Recommendation Request. Pursuant to paragraph (c) of Clause Ninth of the Agreement, in case the Trustee (i) is not certain or convinced about the manner in which the Contributed Shares and any Retained Shares should be voted in connection with a certain specific matter on the agenda of a shareholders’ meeting of the relevant Issuing Company pursuant to these Voting Guidelines, or (ii) requires the interpretation of these Voting Guidelines, the Trustee may abstain from voting the Contributed Shares and request in writing a recommendation by the Consultant Committee on this regard no later than on the fifth Business Day prior to the date of the relevant shareholders’ meeting. The Consultant Committee shall issue a specific recommendation no later than the third Business Day following the request by the Trustee.

Notwithstanding the content of the recommendation issued by the Consultant Committee, the Trustee may decide to vote the Contributed Shares and any Retained Shares in the relevant shareholders’ meeting pursuant to a different interpretation of these Voting Guidelines made by the Trustee, without incurring any liability for such action. However, if the Trustee decides to vote the Contributed Shares and any Retained Shares in a manner contrary to the recommendation of the Consultant Committee, it shall provide a sufficient written explanation of its reasons for voting in such manner. The written explanation by the Trustee shall be delivered to the Collateral Agent, with a copy to the Consultant Committee, no later than the third Business Day following the date of the relevant shareholders’ meeting.

II.                                    Consultant Committee.

(a)                                Organization. The parties to the Agreement hereby create and organize the Consultant Committee, which authority shall commence with the execution of the Agreement and shall have 3 (three) proprietary members, and their respective alternate members, appointed as follows:

•                                        2 (two) proprietary members and their respective alternate members, shall be

48

appointed by the Collateral Agent; and

•                                        1 (one) proprietary member and its alternate member, shall be appointed by the Company.

(b)                               Chairman. The chairman of the Consultant Committee (the “Chairman”) shall be appointed by the Collateral Agent among the 2 (two) proprietary members. In case of temporary or permanent absence of the Chairman, the Collateral Agent shall have the right to appoint the individual that will replace the Chairman.

(c)                                Secretary. The Collateral Agent shall appoint the Secretary of the Consultant Committee, who will not be a member of the Consultant Committee.

(d)                               Replacement. An alternate member shall be appointed for every proprietary member. Alternate members shall only participate in case of absence of proprietary members and may only replace its corresponding proprietary member.

(e)                                Appointment, Resignation and Removal. The members of the Consultant Committee, including proprietary and alternate members, may be appointed by the First Beneficiaries and the Settlors through a notification in writing to the Trustee by the party entitled to appoint them, and they may be changed at any time, and shall not be considered an amendment to the Agreement. For such reason, in case of resignation or removal of any of the members of the Consultant Committee, a notification in writing to the Trustee by the party entitled to appoint, shall be sufficient for the effectiveness and validity of the appointment, without the requirement of any additional action. The appointment as member of the Consultant Committee is honorific; therefore, its members shall not collect any fees or amounts for such duty.

(f)                                  Calls. The Chairman shall have the authority to call for a meeting of the Consultant Committee by giving a written notice with acknowledgment of receipt to the other members, at least 5 (five) days prior to the meeting, and with the indication of the place, date and time of such meeting. Any of the members of the Consultant Committee may request the Chairman, in writing at any time, to call for a meeting of the Consultant Committee in order to discuss and resolve the matters set forth in the request. If such is the case, the Chairman shall call a meeting within 10 (ten) Business Days after receipt of the request.

(g)                               Resolutions. A majority of votes shall be required for the validity of the resolutions of the Consultant Committee. The Consultant Committee shall promptly notify the Trustee of the resolutions adopted by it, which resolutions shall be valid and binding if signed by the Chairman and the Secretary.

(h)                               Minutes. Every meeting of the Consultant Committee shall be evidenced in minutes that shall include the resolutions adopted by the Consultant Committee, as well as the instructions and directions to the Trustee for the execution of such resolutions and any ancillary document. The minutes shall be signed by the Chairman and the Secretary.

49

(i)                                   Invited Persons. One individual appointed by the Trustee shall be entitled to attend every meeting of the Consultant Committee as an observer with voice but without the right to vote. Likewise, any other person(s) may be invited by the Consultant Committee, taking into account the matters to be discussed, if deemed appropriate or convenient. Such invited person(s) shall attend as an observer with voice but without the right to vote.

(j)                                   Authorities and Duties. If and when requested in writing by the Trustee pursuant to paragraph (c) of Clause Ninth of the Agreement, the Consultant Committee shall issue a written recommendation regarding the interpretation of these Voting Guidelines no later than the fifth Business Day prior to the date of the relevant shareholders’ meeting (or such shorter time prior to such shareholders’ meeting as is practicable, if it has not been timely delivered notice thereof). Such written recommendation shall include, at a minimum: (1) the manner in which the Consultant Committee recommends that the voting of the relevant Contributed Shares and any Retained Shares shall be made, and (2) a brief explanation of such recommendation. As provided in the Agreement, such recommendation shall not be binding on the Trustee.

(k)                                Indemnification. No member of the Consultant Committee shall be liable to the Settlors, the First Beneficiary, the Trustee, or any other person or entity, for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the Consultant Committee and in a manner reasonably believed to be within the scope of the authority conferred on such person by this Annex “D”, except that such person shall be liable to the extent of any such loss, damage or claim incurred solely by reason of such person’s willful misconduct or inexcusable negligence.  If any member of the Consultant Committee (collectively, the “Indemnified Persons”; and each an “Indemnified Person”), becomes involved, in any capacity, in any threatened, pending or completed action, suit, proceeding or investigation, in connection with any matter arising out of or relating to the Agreement or the Annex “D”, to the fullest extent permitted by applicable law, any legal and other expenses (including the cost of any investigation and preparation) incurred by such Indemnified Person in connection therewith shall, from time to time, be advanced by the Settlors jointly and severally, prior to the final disposition of such action, suit, proceeding or investigation upon receipt by the Settlors of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Settlors in connection with such action, suit, proceeding or investigation as provided in the exception contained in the next succeeding sentence.  To the fullest extent permitted by law, the Settlors, jointly and severally, also will indemnify and hold harmless an Indemnified Person against any losses, claims, damages, liabilities, obligations, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (collectively, “Costs”), to which such an Indemnified Person may become subject in connection with any matter arising out of or in connection with the Agreement or this Annex “D”, except to the extent that any such Costs result solely from the willful misconduct or inexcusable negligence of such Indemnified Person.  If the reimbursement, indemnity and contribution obligations of the Settlors under this Section

50

shall not be paid upon demand, such Indemnified Person shall be entitled to be reimbursed, indemnified or receive contribution from the Trust Assets as set forth in this Agreement.

The parties to the Agreement hereby expressly acknowledge and agree that the Consultant Committee and its members shall not have any liability relating to the recommendation referred to hereinabove, unless such liability results from its or their inexcusable negligence, bad faith or willful misconduct.

The Trustee shall have no payment obligation with respect to the matters set forth in this paragraph (k).

The parties have executed this Annex “D” in Mexico City, Federal District, on August 11, 2004.

[Remainder of the page intentionally left blank]

51

SETTLORS

Grupo TMM, S.A.	Compañía Arrendadora TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

División de Negocios Especializados, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Línea Mexicana TMM, S.A. de C.V.	Operadora de Apoyo Logístico, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Lacto Comercial Organizada, S.A. de C.V.	Servicios Administrativos de Transportación, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Servicios de Logística de México, S.A. de C.V.	Servicios en Operaciones Logísticas, S.A. de C.V.

52

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TMM Logistics, S.A. de C.V.	Transportación Portuaria Terrestre, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Operadora Marítima TMM, S.A. de C.V.	Servicios en Puertos y Terminales, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Naviera del Pacífico, S.A. de C.V.	Operadora Portuaria de Tuxpan, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Terminal Marítima de Tuxpan, S.A. de C.V.	TMG Overseas, S.A.

53

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

Transportes Marítimos México, S.A.	Personal Marítimo, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

TMM Agencias, S.A. de C.V.	TMM Holdings, S.A. de C.V.

By: Javier Segovia Serrano	By: Javier Segovia Serrano
Title: Attorney-in-fact	Title: Attorney-in-fact

By: Horacio Reyes Guzmán	By: Horacio Reyes Guzmán
Title: Attorney-in-fact	Title: Attorney-in-fact

54

FIRST BENEFICIARY / COLLATERAL AGENT

The Bank of New York

By:
Name: Paulina Trueba Almada
Title: Attorney-in-Fact

TRUSTEE

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By: Héctor Loyo Urreta
Title: Trustee Delegate

55

Annex E

Form of Certificate of Contribution of Additional Shares,
and Additional Immovable Assets

[Date(1)]

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

Attention:

Gentlemen:

We make reference to the Irrevocable Administration and Guaranty Trust Agreement, Number F/00087, dated August 11, 2004 (the “Agreement”) entered into by and among the Company, the Contributing Subsidiaries, the Collateral Agent and the Trustee.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

1.                                      As set forth in Clause Sixth of the Agreement, [                                                   ](2), as Settlor under the Agreement, hereby informs the Trustee that the following [Additional Shares] [Additional Immovable Assets] have been acquired by such Settlor, which [Additional Shares] [Additional Immovable Assets] shall be held by the Trustee in trust pursuant to Clause Sixth of the Agreement as part of the Trust Assets:

[Describe in reasonable detail the [Additional Shares] [Additional Immovable Assets] acquired by any of the Settlors as contemplated by Clause Sixth of the Agreement]

2.-                                  As of the date hereof, the Settlor is the legal and beneficial owner of the above mentioned [Additional Shares] [Additional Immovable Assets], which are owned by it free and clear of any lien, security interest, charge, guaranty, encumbrance or third party rights, except for the security interest created pursuant to the terms of the Agreement.

3.-                                  The transfer of these [Additional Shares] [Additional Immovable Assets] has been duly perfected vis-à-vis third parties and constitutes a valid transfer  thereof

(1)                                 To be dated as required by Clause Sixth of the Agreement.

(2)                                 Name of the appropriate Settlor contributing the additional assets.

56

and a first priority security interest for the benefit of the Secured Parties.  For such purposes, and in order to comply with the provisions of Clause Sixth of the Agreement,                                                    ], as Settlor, hereby delivers to the Trustee, the following [documents] [instruments] [notification]:

IN WITNESS WHEREOF, the undersigned Settlor has executed this instrument as of [                   ], 200[    ].

Very truly yours,

By:	(3)
Name:
Title:

Acknowledged, accepted and agreed on [DATE]

(Without releasing the Settlor of liability concerning the foregoing):

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

c.c.: First Beneficiary

Annex: [Copies of title documents of the [Additional Shares] [Additional Immovable
Assets] that may be reasonably requested by the Trustee or the First Beneficiary]

(3)                                 To be executed by an Authorized Officer of the applicable Settlor.

57

Annex F

Form of Power-of-Attorney granted by each Retained Share Holder to the Trustee–
Clause Eighth (a)

Poder Especial Irrevocable	Special Irrevocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), [el Titular de la Acción Retenida] (el “Otorgante”), representada en este acto por [              ], en este acto otorga a el Fiduciario, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho sea necesario, con todas las facultades generales y aún con las especiales que de acuerdo con la ley requieran cláusula especial, para pleitos y cobranzas, actos de administración y de dominio en términos del Artículo 2554 del Código Civil para el Distrito Federal y sus artículos correlativos en el Código Civil Federal y en los Códigos Civiles de los Estados de la República Mexicana, así como con facultades para otorgar, suscribir, endosar y avalar títulos de crédito, de conformidad con el Artículo 9 de la Ley General de Títulos y Operaciones de Crédito, con el fin de que el Fiduciario, actuando en nombre y representación del Otorgante ejerza, defienda y exija, estrictamente de conformidad con lo previsto en el Contrato de Fideicomiso, el

By means hereof and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 11, 2004, entered into by and among (i) Grupo TMM, S.A.,  (the “Company”), (ii)  the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (the “Agreement”), [the Retained Share Holder] (the “Grantor”), represented herein by [              ] hereby grants to the Trustee, an IRREVOCABLE SPECIAL POWER OF ATTORNEY, as broad and sufficient as may be necessary under applicable law, with all the general authority and powers, including those special powers which, according to law, require a special clause, for lawsuits and collections, acts of administration and of domain, as provided for by Article 2554 of the Civil Code for the Federal District and its correlatives in the Federal Civil Code and in the Civil Codes of the other states of the Mexican Republic, as well as with powers to grant, subscribe, endorse and grant guarantees on negotiable instruments in accordance with Article 9 of the General Law on Credit Instruments and Transactions, in order for the Trustee to act in the Grantor’s name and on its behalf in order to exercise, enforce and defend, strictly in accordance with the provisions of the Agreement, the performance of each and every one of the Grantor’s rights in connection with the shares representing the capital stock of

58

cumplimiento de todos y cada uno de los derechos del Otorgante relacionados con las acciones representativas del capital social de [Nombre de la Compañía Emisora] (las “Acciones Retenidas”) propiedad del Otorgante.

Dentro de la especialidad del poder, el Fiduciario gozará de las siguientes facultades:

A) De manera enunciativa y no limitativa, se mencionan entre otras facultades las siguientes:

I.                           Para intentar y desistirse de toda clase de procedimientos, inclusive amparo;

II.                       Para transigir;

III.                   Para comprometer en árbitros;

IV.                   Para absolver y articular posiciones;

V.                       Para recusar;

VI.                   Para hacer cesión de bienes;

VII.               Para recibir pagos; y

VIII.           Para presentar denuncias y querellas en materia penal y desistirse de ellas cuando lo permita la ley.

Las facultades que se conceden al Fiduciario conforme al presente apartado A), estarán limitadas a la realización de actos o cuestiones relacionadas con las Acciones Retenidas;

B) Poder tan amplio como sea necesario para ejercer la totalidad de los derechos corporativos y económicos relativos a las Acciones Retenidas (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de las Acciones Retenidas). En este acto, el Otorgante ratifica todos los actos que el Fiduciario realice en ejercicio del presente poder y lo libera de cualquier responsabilidad en la que pudiera incurrir en virtud del ejercicio del poder en este acto otorgado; y

[Name of the Issuing Company] owned by it (the “Retained Shares”).

Within the special nature of said power, the Trustee shall have the following powers:

A) The powers of the Trustee hereunder shall include, but not be limited to:

I.                          To institute and withdraw from all types of proceedings, including “amparo” procedures;

II.                      To transact;

III.                  To arbitrate;

IV.                  To make and answer depositions;

V.                      To recuse;

VI.                  To assign property;

VII.              To receive payments; and

VIII.          To file criminal lawsuits and withdraw from them when permitted by law.

The powers granted to the Trustee under section A) herein, shall be limited to any actions or matters related to the Retained Shares;

B) Power of attorney as broad as necessary to exercise all the corporate and economic rights in connection with the Retained Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the Retained Shares). The Grantor hereby ratifies all actions that the Trustee may reasonably take on the exercise of this power and releases it of any liability that may arise by virtue of the exercise of the power of attorney granted herein; and

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C) Poder tan amplio como sea necesario para llevar a cabo, en nombre del Otorgante, cualquier acto que sea necesario o conveniente en la entera discreción del Fiduciario, para llevar a cabo la venta, transmisión o disposición de la Acción Retenida propiedad del Otorgante al comprador de las Acciones Contribuidas, en la estricta ejecución del Contrato de Fideicomiso y únicamente en los casos previstos en el Contrato de Fideicomiso. En este acto, el Otorgante ratifica todos los actos que el Fiduciario realice en ejercicio del presente poder y lo libera de cualquier responsabilidad en la que pudiera incurrir en virtud del ejercicio del poder en este acto otorgado.

El presente poder podrá ser ejercido por el Fiduciario únicamente en caso que haya recibido del Agente de Garantías un Aviso de Incumplimiento conforme a lo establecido en la Cláusula Octava del Contrato de Fideicomiso.

Este poder tiene el carácter de irrevocable, en los términos del artículo 2596 del Código Civil para el Distrito Federal, dado que se otorga como medio para el cumplimiento de diversas obligaciones asumidas por el Otorgante bajo el Contrato de Fideicomiso.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.

En virtud de lo anterior, el presente poder especial se otorga este      de                del 2004.

C) Power of attorney as broad as necessary to take any and all such actions in the name of the Grantor as may be necessary or desirable in the Trustee’s sole discretion to sell, transfer or otherwise dispose of the Retained Share of the Grantor to the purchaser of the Contributed Shares upon their strict foreclosure, pursuant to the Agreement and only in the cases set forth in the Agreement. The Grantor hereby ratifies all actions that the Trustee fact may take on the exercise of this power and releases it of any liability that may arise by virtue of the exercise of the power of attorney granted herein.

The power of attorney granted hereby may only be exercised by the Trustee if it has received from the Collateral Agent, a Default Notice pursuant to the provisions set forth in Clause Eighth of the Agreement.

This power of attorney is irrevocable, in terms of Article 2596 of the Civil Code for the Federal District, and is granted as means for the fulfillment of several obligations of the Grantor under the Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, this power of attorney is granted on the      day of               , 2004.

Otorgante/Grantor

[                                 ]

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By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

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Annex G

Form of Power-of-Attorney granted by the Trustee to the Settlors –
Clause Ninth (a)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [            ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos del Artículo 2554 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, por su propia cuenta, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, ejerzan la totalidad de los derechos corporativos y económicos relativos a las Acciones Aportadas (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de las Acciones Aportadas), en el entendido que los Fideicomitentes ejercerán dichos derechos de manera que no sea inconsistente con los términos de este poder, del Contrato de

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 11, 2004, entered into by and among (i) Grupo TMM, S.A.,  (the “Company”), (ii)  the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [            ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, exercise all the corporate and economic rights in connection with the Contributed Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the Contributed Shares), provided that the Settlors shall exercise such rights in a manner not inconsistent with the terms of this power of attorney, the Agreement and the Indenture.

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Fideicomiso y del Indenture.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer y segundo párrafo del Artículo 2554 y 2587 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, y para actos de administración, incluyendo facultades para delegar el presente poder con sus limitaciones.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.

En virtud de lo anterior, el presente poder especial se otorga este      de              del 2004.

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first and second paragraph of Article 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, and acts of administration, including powers to delegate this power of attorney with its corresponding limitations.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, this power of attorney is granted on the      day of             , 2004.

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

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Annex H

Form of Power-of-Attorney granted by the Trustee to the Settlors –
Clause Eleventh (a)(1)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número 00087 de fecha 11 de agosto del 2004, celebrado por y entre (i) Grupo TMM, S.A. (la “Compañía”), (ii) las subsidiarias mencionadas en dicho contrato (las “Subsidiarias Aportantes”) y conjuntamente con la Compañía como fideicomitentes (los “Fideicomitentes”) (iii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”) y (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representada en este acto por su delegado fiduciario, el Sr. [            ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos de los Artículos 2554 y 2587 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, a su cargo, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, defiendan los derechos derivados del Patrimonio del Fideicomiso frente a cualesquiera reclamaciones o demandas de cualquier persona, en el entendido de que dicha defensa será siempre de manera que no sea inconsistente con los términos de este poder, del Contrato de Fideicomiso y del Indenture.

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number 00087 dated August 11, 2004, entered into by and among (i) Grupo TMM, S.A.,  (the “Company”), (ii)  the subsidiaries mentioned in such agreement (the “Contributing Subsidiaries”, together with the Company as settlors, the “Settlors”), (iii) The Bank of New York, as first beneficiary (the “First Beneficiary”) and (iv) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [            ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Articles 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, defend the rights arising out of each of the Trust Assets against any claims or demands of any Person, provided that such defense by the Settlors shall always be in a manner not inconsistent with the terms of this power of attorney, the Agreement and the Indenture.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer párrafo del	Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first paragraph of

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Artículo 2554 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, incluyendo facultades para delegar el presente poder con sus limitaciones, en el entendido de que los Fideicomitentes no podrán disponer de todo o cualquier parte del Patrimonio del Fideicomiso salvo que reciba autorización por escrito del Fiduciario como consecuencia de una sentencia definitiva emitida por un tribunal competente.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este acto, tendrán el mismo significado que se les atribuyó en el Contrato de Fideicomiso.

En virtud de lo anterior, el presente poder especial se otorga este      de              del 2004.

Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, including powers to delegate this power of attorney with its corresponding limitations, provided that the Settlors may not dispose of all or any part of the Trust Assets unless it receives a written authorization from the Trustee as a result of a definitive judgment from a court of competent jurisdiction ordering such disposal.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, this power of attorney is granted on the      day of             , 2004.

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

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Annex I

Form of Foreclosure Request

[Date]

Banco J.P. Morgan, S.A.,
Institución de Banca Múltiple,
J.P. Morgan Grupo Financiero,
División Fiduciaria

Attention:

Gentlemen:

We make reference to the Irrevocable Administration and Guaranty Trust Agreement, Number F/00087, dated August 11, 2004 (the “Agreement”) entered into by and among the Company, the Contributing Subsidiaries, the Collateral Agent and the Trustee.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Pursuant to paragraph (a)(i) of Clause Tenth of the Agreement, as a result of [the acceleration of the Notes pursuant to Section 6.03 of the Indenture as a result of [describe underlying Event of Default] and the determination pursuant to Section 6.03 by the First Beneficiary or the required Noteholders to foreclose on the Trust Assets], we hereby instruct you to proceed with the foreclosure proceeding contemplated in the Agreement, with respect to the Trust Assets, with respect to the following Designated Trust Assets:

[Describe the Designated Trust Assets]

For such purposes, you are hereby instructed to notify the Company and each of the other Settlors in writing, pursuant to paragraph (a)(ii) of Clause Eleventh of the Agreement.

As set forth in Clause Eleventh, paragraph (a)(iii) of the Agreement, the Company shall have five (5) Business Days, from the date of receipt of the notice mentioned in the preceding paragraph, to deliver to the Trustee evidence that the Event of Default stated in this Foreclosure Request has been cured, remedied or waived, or evidence of payment of all outstanding Secured Obligations. To the extent the First Beneficiary has confirmed that the Event of Default stated in this Foreclosure Request has not been cured, remedied or waived, or that no evidence of payment of all outstanding Secured Obligations exists, we instruct the Trustee to proceed as set forth in Clause Eleventh of the Agreement.

Very truly yours,

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The Bank of New York,
as First Beneficiary
By:
Title:

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Annex J

List of Fees of the Trustee

[TO BE PROVIDED BY THE TRUSTEE]

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Schedule 1

Pending debts or any tax, labor or any other obligations that may constitute a lien with preference in payment to the Trust

On September 14, 2001, the Mexican Ministry of Finance and Public Credit notified the Company of a tax assessment in the amount of $326.0 million Pesos (equivalent to approximately $34.0 million Dollars) for certain alleged irregularities detected in a tax audit involving the fiscal years 1995 and 1996.

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